As filed with the Securities and Exchange Commission on July 12, 2011

SECURITIES ACT FILE NO. 333-172947

INVESTMENT COMPANY ACT FILE NO. 811-22534

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

AMENDMENT NO. 1

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  ☒

PRE-EFFECTIVE AMENDMENT NO. 1   ☒

POST-EFFECTIVE AMENDMENT NO.   ☐

AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  ☒

AMENDMENT NO. 1  ☒

VERSUS GLOBAL MULTI-MANAGER
REAL ESTATE INCOME FUND LLC

(Exact Name of Registrant as Specified in Charter)

7100 E Belleview Ave, Suite 306

Greenwood Village, CO 80111-1632

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (303) 895-3773

Mark D. Quam

c/o Versus Capital Advisors LLC

7100 E Belleview Ave, Suite 306

Greenwood Village, CO 80111-1632

(303) 895-3773

(Name and Address of Agent for Service)

COPY TO:

Alan Hoffman, Esq.

Winston & Strawn LLP

200 Park Avenue

New York, New York 10166-4193

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box  ☒

It is proposed that this filing will become effective when declared effective pursuant to Section 8(c).

If appropriate, check the following box:

☐  This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐  This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is              .

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

TITLE OF SECURITIES BEING REGISTERED	PROPOSED MAXIMUM AGGREGATE OFFERING AMOUNT(1)	AMOUNT OF REGISTRATION FEE
Shares of Beneficial Interest	$750,000,000	$87,075	(2)

(1)          Estimated pursuant to Rule 457(o) under the Securities Act of 1933, as amended, solely for the purposes of determining the registration fee.

(2)          Paid in connection with the initial filing of this registration statement on March 18, 2011.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment, which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. NO PERSON MAY SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Subject to Completion

PRELIMINARY PROSPECTUS DATED JULY 12, 2011

VERSUS GLOBAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Limited Liability Company Shares of Beneficial Interest

Versus Global Multi-Manager Real Estate Income Fund LLC (the "Fund") is a recently formed Delaware limited liability company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as a non-diversified, continuously offered, closed-end investment company that provides liquidity through a quarterly repurchase policy under Rule 23c-3 of the Investment Company Act. The Fund intends to qualify and elects to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

The Fund's primary investment objective is to seek consistent current income, while the Fund's secondary objectives are capital preservation and long-term capital appreciation. The Fund's ability to achieve current income and/or long-term capital appreciation will be tempered by the investment objective of capital preservation. The Fund attempts to achieve these objectives by allocating its capital among a select group of institutional asset managers (the "Investment Managers") with expertise in managing portfolios of real estate and real estate-related securities investments. The Investment Managers will either (i) manage investment funds that invest in real estate-related debt, consisting of mezzanine and first mortgage debt, and directly in real estate through entities that qualify as real estate investment trusts for federal income tax purposes ("REITs") or investment vehicles treated similarly as private REITs for tax purposes (collectively, the "Investment Funds") as described further below (see "Taxes"), or (ii) sub-advise a specified portion of the Fund's assets to be invested in domestic and international publicly traded real estate securities, such as common and preferred stock of publicly listed REITs, commercial mortgage-backed securities, commercial real estate collateralized debt obligations and senior unsecured debt of REITs (referred to hereafter as the "Real Estate Securities" and together with the Investment Funds as "Real Estate-Related Investments"). The Fund intends to invest at least 80% of its assets in income-producing Real Estate-Related Investments. It is the intent of the Fund to have more than 50% of its assets held in the Investment Funds. Such Investment Funds generally accept investments on a continuous basis, have quarterly redemptions and do not have a defined termination date. The Fund's Adviser has been delegated the responsibility of selecting the Investment Funds and the Investment Managers utilized by the Fund. See "Investment Objectives, Strategies and Investment Features."

The Fund's investment adviser is Versus Capital Advisors LLC (the "Adviser"), a registered adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Adviser has engaged Callan Associates Inc. (the "Sub-Adviser"), a registered adviser under the Advisers Act, to act as the Fund's investment Sub-Adviser for the selection of Investment Funds and Investment Managers.

An investment in the Fund enables shareholders to invest with Investment Managers whose services generally are not available to the investing public or whose Investment Funds may place stringent restrictions on the number and type of persons whose money they will manage. An investment in the Fund also enables shareholders to invest with a number of Investment Managers without incurring the high minimum investment requirements that most Investment Managers typically impose on shareholders. An investment in the Fund may also provide the opportunity to indirectly access Real Estate-Related Investments, including, but not limited to, real estate and Real Estate Securities. Investment in the Fund may be appropriate for long-term investors seeking to diversify their investments by pursuing the income and potential growth of global real estate investing.

The Fund intends to invest in Investment Funds that utilize a private REIT investment structure, as defined for federal tax purposes under the Code, for the direct and indirect ownership of its real estate and real estate-related debt. The income from such REIT entities would typically comply with the regulated investment company 90% investment income requirement under the Code, as described in this Prospectus and the Statement of Additional Information (the "SAI"). See "Investment Objectives, Strategies and Investment Features" and "Taxes."

This Prospectus applies to the offering of shares of beneficial interest of the Fund (the "Shares"). The Shares will be offered on a continuous basis and may be purchased at the Fund's net asset value ("NAV") per Share as of the date that the request to purchase shares is received and accepted by or on behalf of the Fund.

Because the Fund is newly organized, its shares have no pricing or performance history. The Shares will not be listed on any securities exchange, and it is not anticipated that a secondary market for the Shares will develop. Moreover, these securities are subject to restrictions on transferability and may only be transferred or resold in accordance with the Amended and Restated Limited Liability Company Agreement of the Fund (the "LLC Agreement"). In addition, Shares are not redeemable. Although the Fund will offer to repurchase Shares on a quarterly basis in accordance with the Fund's repurchase policy, the Fund will not be required to repurchase Shares at a shareholder's option nor will Shares be exchangeable for units, interests or shares of any Investment Fund or real estate-related security. As a result, an investor may not be able to sell or otherwise liquidate his, her or its Shares, whenever such investor would prefer. Such risk may be greater for investors expecting to sell their shares in a relatively short period after completion of an initial public offering. If and to the extent that a public trading market ever develops, shares of closed-end investment companies frequently trade at a discount from their NAV per Share and initial offering prices. For those investors that cannot bear risk of loss, investment in the Fund may not be suitable. The Shares are appropriate only for those investors who can tolerate risk and do not require a liquid investment. See "Risk Factors – Shareholders Will Have Only Limited Liquidity."

You should not expect to be able to sell your Shares other than through the Fund's repurchase policy, regardless of how the Fund performs. If you are able to sell your Shares, other than through the Fund's repurchase policy, you will likely receive less than your purchase price. The Fund does not intend to list its Shares on any securities exchange during the offering period, and the Fund does not expect a secondary market in the Shares to develop. As a result of the foregoing, an investment in the Fund's Shares is not suitable for investors that require liquidity, other than liquidity provided through the Fund's repurchase policy.

Investing in the Shares involves risks that are described in the "Risk Factors" section beginning on page [19] of this Prospectus.

This Prospectus sets forth concisely the information that you should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including the SAI, as amended on July 12, 2011, has been filed with the Securities and Exchange Commission (the "SEC"). The SAI is incorporated by reference into this Prospectus in its entirety. The table of contents of the SAI appears on page [60] of this Prospectus. You can request a copy of the SAI, the Fund's annual and semi-annual reports or other information about the Fund without charge or make other shareholder inquiries by writing to the Fund at the address above or by calling 1-877-343-7916. You can also obtain the SAI, the Fund's annual and semi-annual reports and other information about the Fund on the Adviser's website, located at http://versuscapital.intuitwebsites.com/Our-Fund.html. The SAI, material incorporated by reference and other information about the Fund are also available on the SEC's website (http://www.sec.gov).

If you purchase Shares of the Fund, you will become bound by the terms and conditions of the LLC Agreement. A copy of the LLC Agreement has been filed as an exhibit to this Prospectus with the U.S. SEC.

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined whether this Prospectus is truthful or complete, nor have they made, nor will they make, any determination as to whether anyone should buy these securities. Any representation to the contrary is a criminal offense.

Shares are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

OFFERING PROCEEDS

	(Initial) Price to Public	Sales Load (2)	Proceeds to the Fund (3)
Per Share	$25.00	$0.00	$25.00
Total (1)	$750,000,000.00	$0.00	$750,000,000.00

(1)  BNY Mellon Distributors Inc. (the "Distributor") serves as the Fund's "statutory underwriter," within the meaning of the Securities Act of 1933, as amended, and facilitates the distribution of the Shares. The Distributor may engage, at the behest of the Fund, one or more sub-distributors to sell Shares or to otherwise facilitate the distribution of the Shares by entering into agreements with other financial intermediaries, including third party securities dealers. The Fund and the Distributor have engaged Advisors Asset Management Inc. (the "Sub-Distributor") to act as a sub-distributor of the Fund's Shares, subject to various conditions. The minimum initial investment in the Fund is $10,000 and the minimum subsequent investment is $2,000, subject to waiver by the Fund.

(2)  Investments are not subject to a ("sales load"), as defined in the Investment Company Act. See "Plan of Distribution."

(3)  Assumes sale of all Shares currently registered at the NAV. The Shares are initially offered at an NAV per Share of $25 as of the date that the Fund's registration statement on Form N-2 is declared by the SEC to be effective (the "Effective Date") and, thereafter, at the NAV per Share as of the date that the request to purchase shares is received and accepted by or on behalf of the Fund.

Prospective investors should not construe the contents of this Prospectus as legal, tax, financial or other advice. Each prospective investor should consult with his, her or its own professional advisers as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

You should rely only on the information contained in this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of securities in any state where the offer is not permitted. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date on the front of this Prospectus. The Fund will, however, amend its registration statement to reflect any material changes to this Prospectus.

PROSPECTUS SUMMARY

This summary highlights information contained elsewhere in this Prospectus. It does not contain all of the information that may be important to you and your investment decision. You should carefully read this entire Prospectus, including the matters set forth under "Risk Factors," and the Statement of Additional Information ("SAI"). In this Prospectus and the SAI, unless the context otherwise requires, references to "the Fund," "we," "us" and "our" refer to the Versus Global Multi-Manager Real Estate Income Fund LLC.

The Fund  Versus Global Multi-Manager Real Estate Income Fund LLC (the "Fund") is a recently formed Delaware limited liability company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as a non-diversified, continuously offered, closed-end investment company that provides liquidity through a quarterly repurchase policy under Rule 23c-3 of the Investment Company Act. The Fund intends to qualify and elects to be treated as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund's primary investment objective is to seek consistent current income, while the Fund's secondary objectives are capital preservation and long-term capital appreciation. The Fund's ability to achieve current income and/or long-term capital appreciation will be tempered by the investment objective of capital preservation. The Fund attempts to achieve these objectives by allocating its capital among a select group of institutional asset managers (the "Investment Managers") with expertise in managing portfolios of real estate and real estate-related securities investments. The Investment Managers will either (i) manage investment funds that invest in real estate-related debt, consisting of mezzanine and first mortgage debt, and directly in real estate through entities that qualify as real estate investment trusts for federal income tax purposes ("REITs") or investment vehicles treated similarly as private REITs for tax purposes (collectively, the "Investment Funds") as described further below (see "Taxes"), or (ii) sub-advise a specified portion of the Fund's assets to be invested in domestic and international publicly traded real estate securities, such as common and preferred stock of publicly listed REITs, commercial mortgage-backed securities, commercial real estate collateralized debt obligations, and senior unsecured debt of REITs (referred to hereafter as the "Real Estate Securities" and together with the Investment Funds as "Real Estate-Related Investments"). The Fund intends to invest at least 80% of its assets in income-producing Real Estate-Related Investments. It is the intent of the Fund to have more than 50% of its assets held in the Investment Funds. Such Investment Funds generally accept investments on a continuous basis, have quarterly redemptions and do not have a defined termination date. The Fund's Adviser has been delegated the responsibility of selecting the Investment Funds and the Investment Managers utilized by the Fund. See "Investment Objectives, Strategies and Investment Features."

Adviser  The Fund's investment adviser is Versus Capital Advisors LLC (the "Adviser"), a registered adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). See "Management of the Fund – Adviser and Investment Management Fee." The Adviser has engaged Callan Associates Inc. (the "Sub-Adviser"), a registered adviser under the

Advisers Act, to act as the Fund's investment sub-adviser. The Sub-Adviser will assist the Adviser by providing recommendations with regard to Investment Managers and Investment Funds. The Sub-Adviser provides research, education, decision support and advice to over 280 institutional investors responsible for nearly $1.0 trillion in total assets. All Sub-Adviser recommendations are reviewed and approved by the Adviser. See "The Fund" and "Investment Objectives, Strategies and Investment Features."

The Offering  The Fund is offering up to $750 million of shares of beneficial interest of the Fund (the "Shares") on a continuous basis. BNY Mellon Distributors Inc. (the "Distributor") serves as the Fund's "statutory underwriter," within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), and facilitates the distribution of the Shares. The Distributor may engage, at the behest of the Fund, one or more sub-distributors to sell Shares or to otherwise facilitate the distribution of Shares by entering into agreements with other financial intermediaries, including third party securities dealers. The Fund and the Distributor have engaged Advisors Asset Management Inc. (the "Sub-Distributor") to act as a sub-distributor of the Shares. The Sub-Distributor, together with any other broker or dealer contracted by the Sub-Distributor to sell Shares as part of the selling group (each such broker or dealer, a "Selling Agent," and collectively "Selling Agents"), will sell and distribute the Shares. The Selling Agents may also be considered "statutory underwriters" within the meaning of the Securities Act. The Distributor may pay, from its own resources, compensation to its affiliates' financial advisers, as well as third party securities dealers and other industry professionals, in connection with the sale and distribution of the Shares or ongoing servicing of clients with whom they have placed Shares of the Fund.

  The initial offering date for subscriptions for Shares is currently anticipated to be on or about the date that the Fund's registration statement on Form N-2 is declared by the SEC to be effective (the "Effective Date"). Thereafter, Shares will be offered on a continuous basis and may be purchased at the Fund's net asset value ("NAV") per Share as of the date that the request to purchase shares is received and accepted by or on behalf of the Fund.

  Generally, the minimum investment is Shares with a value of at least $10,000. The Fund, in its sole discretion, may vary the investment minimums from time to time. Shares will be subject to certain fees and expenses to be paid by shareholders of the Fund. See "Summary of Fund Expenses."

Use of Proceeds  The net proceeds of this offering of Shares will be up to $750,000,000, excluding payment of the estimated offering expenses payable by the Fund. There is no assurance that the Fund will raise such amount. The net proceeds of this offering may be initially invested by the Fund in short-term, high-quality debt securities, money market instruments or money market funds, in addition to, or in lieu of, investments consistent with the Fund's investment objectives and policy. The Fund intends to invest in accordance with its investment objective and strategies as soon as practicable after the close of this offering.

Investment Objectives, Strategies and Investment Features  The Fund's primary investment objective is to seek consistent current income, while the Fund's secondary objectives are capital preservation and long-term capital appreciation. The Fund's ability to achieve current income and/or long-term capital appreciation will be tempered by the investment objective of capital preservation. The Fund attempts to achieve these objectives by allocating capital primarily among a select group of institutional asset managers with expertise investing in Real Estate-Related Investments (the Investment Managers). The Fund intends to invest in income-producing Investment Funds, with real estate investment portfolios that are subject to various investment strategies and various risk profiles. In addition, the Fund's Adviser will delegate to Investment Managers the management of a designated portion of the Fund's assets for investment in Real Estate Securities. The Fund intends to invest at least 80% of its assets in income-producing Real Estate-Related Investments.

  Although the Fund currently intends to invest its assets primarily in Investment Funds, the Fund will also invest in Real Estate Securities. Neither the Investment Funds nor the Investment Managers are affiliated with the Fund, the Adviser or the Sub-Adviser.

  An investment in the Fund enables shareholders to invest with Investment Managers whose services generally are not available to the investing public or whose Investment Funds may place stringent restrictions on the number and type of persons whose money they will manage. An investment in the Fund also enables shareholders to invest with a number of Investment Managers without incurring the high minimum investment requirements that most Investment Managers typically impose on shareholders.

  The Fund will seek to invest in Investment Funds that directly or indirectly invest in real estate through investment vehicles structured as private REITs for federal tax purposes under the Code. The income from such investment vehicles would typically comply with the RIC 90% investment income requirement under the Code, as described further below and in the SAI.

  The Fund is a multi-strategy and multi-manager fund that seeks to achieve its investment objectives primarily through the selection and monitoring of Investment Funds and Investment Managers that are supported by the Sub-Adviser's research and that the Adviser believes may produce attractive returns over time. The Fund's investment strategy seeks to attain portfolio stability and favorable risk-adjusted investment returns with a focus on income and a low correlation to the publicly-traded equities markets. The Fund's investment strategy is centered around the use of various Investment Managers and Investment Funds seeking to diversify the overall Real Estate-Related Investment portfolio by:

(i)  Geography: asset holdings across North America, Europe, Asia and other geographic regions;

(ii)  Property Type: investments in multi-family, industrial, office, retail, hotel and other property types;

(iii)  Strategy: funds or managers utilizing differing property and securities acquisition, underwriting, leverage and management strategies, policies and procedures; and

(iv)  Capital Structure: funds or managers utilizing investments that include debt, preferred stock and equity securities.

  By the time the Fund is fully invested, it intends to invest more than 50% of its assets in Investment Funds principally engaged in investing in real estate and real estate-related debt. The Adviser and Sub-Adviser will only select Investment Funds that invest in real estate and/or real estate-related debt and have investment objectives that may not be changed without, at a minimum, a majority consent of the shareholders in each of such Investment Funds. The Fund will additionally seek to engage Investment Managers as sub-advisers for a specified portion of the Fund's assets for the investment in Real Estate Securities.

Selection of Investment Managers  The Adviser and Sub-Adviser follow certain general guidelines when reviewing and selecting Investment Managers. See "Investment Objectives, Strategies and Investment Features – Selection of Investment Managers." Although the Adviser will attempt to apply the guidelines consistently, the guidelines involve the application of subjective and qualitative criteria and, the selection of Investment Managers is a fundamentally subjective process. The use of the selection guidelines may be modified or eliminated at the discretion of the Adviser. In addition, some Investment Managers may be newly organized and have no, or only limited, operating histories. However, the Adviser, with the Sub-Adviser's assistance, will endeavor to select Investment Managers whose principals have substantial experience investing assets in real estate. There can be no assurance that the Adviser will be able to access experienced Investment Managers, or Investment Managers that can enable the Fund to meet its objectives. Investment Managers have no affiliations or arrangements with the Fund or the Adviser, other than the fact that the Fund invests in Investment Funds and the Investment Manager is engaged by the Adviser for sub-advisory services associated with the Real Estate Securities as described herein. The Fund is an investor in an Investment Fund, as any typical investor would be. See "Investment Objectives, Strategies and Investment Features."

  Other than regulatory limitations applicable to a RIC, the Adviser is not bound by any fixed criteria in allocating assets to Investment Funds. Investment Funds have some flexibility to make investments in accordance with the market environment and employ leverage, as permitted within the operative documents for their investment vehicle and limitations set forth in the Code for operation of a REIT. See "Risk Factors – Investment Funds May Have Heavily Concentrated Investment Holdings" and " – Investment Fund Leverage." The Adviser, with the assistance of the Sub-Adviser, may consider investing in Investment Funds that pursue a wide range of real estate investment strategies and Investment Managers with various real estate securities investment strategies, in the manner the Adviser deems appropriate.

  The current investment guidelines, developed by the Adviser with the Sub-Adviser's assistance, are as follows:

  Investment Fund Review. The Adviser will rely on the analysis and due diligence process of the Sub-Adviser in the selection of the appropriate Investment Funds. The Adviser's process for evaluating such funds puts an emphasis on funds with an existing portfolio, the pricing at which investors enter the funds, performance and consistency of the funds and the management teams, the investment managers' investment approaches and processes, the mechanics and structure for entering and exiting the funds, the overall expense ratios of the funds, as well as policies and procedures around the execution of the funds' investment strategies. The goal of this process is to identify a group of high quality Investment Managers and Investment Funds for consideration. The Fund will not invest in Investment Funds that charge a performance or incentive fee.

  Interviews and Selection of Investment Managers. The Adviser and Sub-Adviser seek to conduct a multi-step process for review and evaluation of each potential Investment Manager and each potential Investment Fund that includes: (i) an initial meeting with a summary level introduction to the practices, strategy and team for the manager and fund; (ii) a questionnaire and offering material review process to track historical record performance and consistency as well as a sensitivity analysis on a forward looking basis; (iii) an onsite interview with the management team for a full evaluation of the manager's investment evaluation, documentation and decision processes; and (iv) reference calls with parties familiar with the manager and/or the fund. The goal of the due diligence process is to evaluate: (i) the background of the Investment Manager's firm and its managers; (ii) the infrastructure of the Investment Manager's research, evaluation and investment procedures; (iii) the Investment Manager's strategy and method of execution; (iv) the Investment Manager's risk control and portfolio management processes; and (v) the differentiating factors that the Adviser and Sub-Adviser believe give the Investment Manager's Investment Fund an advantage over other investment funds and investment managers.

  By combining historical quantitative analysis with a sound knowledge of these key qualitative attributes, the Adviser will attempt to evaluate the Investment Managers' potential for generating sustainable, positive, risk-adjusted returns under a wide variety of market conditions.

  Monitoring Investments. Once an Investment Fund or Investment Manager is selected, the Fund and the Adviser, with the assistance of the Sub-Adviser, will continue to review the investment process and performance of the Investment Fund and the Investment Manager. The Adviser, Sub-Adviser and the Fund's Board of Directors (the "Board") will engage in the necessary due diligence to ensure that the Fund's assets are invested in Investment Funds that provide reports that will enable them to monitor the Fund's investments as to their overall performance, sources of income, asset valuations and liabilities. The Investment Funds will provide annual audited financial statements, quarterly unaudited financial statements and additional quarterly financial information that include, but are not limited to: (i) financial statements; (ii) a summary of investment holdings; (iii) a summary of liabilities; (iv) the Fund's investment account statement; and (v) updated valuations calculated in accordance with valuation policies that include third party independent appraisals, and in most cases, third party oversight and investor review and input. Additionally, the Investment Funds provide their investors with the right to reasonably request additional information and review their books and records. The Fund and the Adviser, with the assistance of the Sub-Adviser, expect to monitor Investment Funds and Investment Managers through a combination of periodic performance updates, portfolio reports and phone calls and visits from time to time (including at least full Investment Manager reviews on an annual basis). The Adviser will utilize the Sub-Adviser's proprietary quantitative database to analyze the risk and return attributes of the Investment Managers. The Fund and the Adviser will evaluate regularly each Investment Fund and its Investment Manager to determine whether its investment program is consistent with the Fund's investment objective and whether the investment performance is satisfactory. The Adviser may, at its discretion, reallocate the Fund's assets among the Investment Funds and Investment Managers, redeem its investment in Investment Funds, and/or select additional Investment Managers and Investment Funds.

  In addition, once an Investment Manager is selected by the Adviser to sub-advise a specified portion of the Fund's assets for investment in Real Estate Securities, the Fund and the Adviser, with the assistance of the Sub-Adviser, will continue to review the investment process and performance of such Investment Manager. The Adviser, Sub-Adviser and the Board will engage in the necessary due diligence to ensure that the Fund's assets are invested in Real Estate Securities that are consistent with the Fund's investment objective and that the investment performance in such securities is satisfactory. The Adviser may, at its discretion, reallocate the Fund's assets among Investment Managers, redeem its investment in Real Estate Securities, and/or select additional Investment Managers to sub-advise such specified portion of the Fund's assets.

Investment Strategies of Investment Managers and Investment Funds  Investment Funds and Investment Managers may employ various investment strategies, which involve various types of properties, in different geographic locations, with various risk/reward profiles and differing pieces of the capital structure including equity, debt or preferred securities. The Fund has been designed to afford the Adviser flexibility to deploy assets in investment strategies it deems appropriate under prevailing economic and market conditions. The Fund is not limited in the types of Investment Managers that it may select or the types of investment activities in which they may engage, within the real estate sector and consistent with its investment objectives. The Adviser, with the assistance of the Sub-Adviser, may consider investing in Investment Funds that pursue a wide range of real estate investment strategies and Investment Managers with various real estate securities investment strategies in the manner the Adviser deems appropriate. The Fund does not charge a performance or incentive fee and additionally, will not invest in Investment Funds that charge a performance or incentive fee.

Direct Real Estate Strategies  Core. The Fund's core strategy generally targets high-quality portfolios with real estate assets that provide relatively lower and more stable returns. Investments are typically located in primary markets and in the main property types (offices, retail, industrial and residential). Properties are stable, well-maintained, well-leased and often of the Class A variety. The Fund intends to identify investments within this strategy that anticipate little or no leverage (0 to 30%) or additional capital investment, maintain relatively stable and high occupancy levels and typically carry premium rents within a market. As an example a Class A office property may broadly be defined as 100,000 square feet or larger (five or more floors), concrete and steel construction, recently built and/or very well maintained (excellent condition), with business/support amenities and in a strong identifiable location with good access in a primary metropolitan market.

  Core Plus. The Fund's core plus strategy seeks moderate risk portfolios with real estate that provides moderate returns. Investments are predominantly core but with an emphasis on a modest value added approach. Focus is on the main property types, in both primary and secondary markets, in Class A or Class B quality buildings that require some form of enhancement (i.e. repositioning and/or releasing). The Fund intends to identify investments within this strategy that anticipate between 30 to 49% leverage and some additional capital investment. In comparison to the Class A example above, a Class B property may be renovated and/or in good condition, potentially smaller in size, in a good location in a primary or secondary metropolitan market.

  Value Added. The Fund's value added strategy typically focuses on more aggressive active asset management and often employs more leverage. Investment portfolios typically target lower quality buildings, in both primary and secondary markets in the main property types. Properties are considered value added when they exhibit management or operational problems, require physical improvement, and/or suffer from capital constraints. Buildings often require enhancement to upgrade them to Class A buildings (i.e. redevelopment/repositioning/releasing). The Funds intends to identify investments within this strategy that anticipate between 50 to 65% leverage and additional capital investment.

Real Estate Securities Strategies  Global Real Estate Equities. The Fund's global real estate equities strategy seeks to benefit from national and regional economic growth around the world by investing in REITs and other publicly-traded real estate securities. The market capitalization of global real estate securities is approximately triple that of the United States, and the Adviser believes that there is an upward trend in investing in global real estate, which would provide the Adviser with potential for diversification, competitive total returns and current income. These investments include equity securities issued by U.S. and non-U.S. real estate companies, including REITs and similar REIT-like entities. REIT-like entities are organized outside of the U.S. and have operations and receive tax treatment similar to that of U.S. REITs. The Fund may also invest in securities of foreign companies in the form of American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs). The Fund intends to select Investment Mangers that manage portfolios of Real Estate

Securities that include companies with strong market positions and employ a risk-managed investment approach that focuses on companies the Investment Managers believe have potential for growth and/or strong income characteristics.

  Real Estate Preferred Equities. The Fund's real estate preferred equities strategy seeks high income and capital preservation by investing in preferred stock of REITs and other real estate-related companies. The Fund intends to identify Investment Managers that may apply differing strategies, including, but not limited to, a value-oriented investment approach focused on credit quality and company fundamentals. The Fund will seek Investment Managers that evaluate the fundamental characteristics of the issuers, including creditworthiness and prevailing market factors. This approach will take into account an issuer's corporate and capital structures and placement of the preferred securities within that structure.

  Real Estate Debt. The Fund's real estate debt strategy seeks to create and maintain, directly and indirectly through Investment Funds, a portfolio of investments that generate a stable income stream of attractive and consistent cash distributions. Investing in commercial real estate loans and other real estate-related securities will emphasize the payment of current returns to investors and preservation of invested capital as primary investment objectives. The Fund intends to identify Investment Funds with Investment Managers that generally focus on the major property types within commercial real estate (multifamily, industrial, office and retail), but the Fund may also seek debt investments in respect of certain other property types with strong credit characteristics. The Fund will include varying investment strategies that include investment and origination of first mortgage loans as well as subordinated debt (B-notes and mezzanine loans), commercial mortgage-backed securities ("CMBS"), participating loans, bridge loans and other secured and unsecured real estate-related debt.

Risk Management Techniques  The Fund does not intend to invest in derivatives or utilize derivative or hedging strategies.

Potential Benefits of Investing in the Fund  An investment in the Fund enables shareholders to invest with Investment Managers whose services generally are not available to the investing public or whose Investment Funds may place stringent restrictions on the number and type of persons whose money they will manage. An investment in the Fund also enables shareholders to invest with a number of Investment Managers without incurring the high minimum investment requirements that most Investment Managers typically impose on shareholders. Furthermore, an investment in the Fund also provides the opportunity to indirectly access Real Estate-Related Investments, including, but not limited to, real estate and Real Estate Securities. Investment in the Fund may be appropriate for long-term investors seeking to diversify their investments by pursuing the income and potential growth of global real estate investing.

  In addition to benefiting from the Investment Managers' individual investment strategies, the Fund as a whole may achieve the benefits of diversification by allocating its assets among a carefully selected group of Investment Managers and Investment Funds. While the Fund is a non-diversified investment company under the Investment Company Act and is therefore subject to the non-diversification requirements under the Investment Company Act, the Adviser intends to reduce the volatility inherent in a direct investment with a single Investment Manager or single strategy by investing through multiple Investment Managers and Investment Funds. See "Risk Factors – The Fund is Non-Diversified."

Board of Directors  The Board has overall responsibility for monitoring and overseeing the Fund's investment program and its management and operations. A majority of the Directors are not "interested persons" of the Fund, the Adviser, the Sub-Adviser, the Distributor, the Sub-Distributor, or any affiliate of any of the foregoing, as defined by the Investment Company Act (the "Independent Directors"). See "Management of the Fund – Independent Directors."

Investment Management Fee  The Fund will pay the Adviser a quarterly fee (the "Investment Management Fee") at an annual rate of 0.95% of the NAV, which will accrue daily on the basis of the average daily NAV of the Fund. The Investment Management Fee will be paid to the Adviser out of the Fund's assets. The Investment Management Fee is in addition to the asset-based fees charged by the Investment Funds and by the Investment Managers in their capacity as sub-advisers investing a specified portion of the Fund's assets in Real Estate Securities. See "Summary of Fund Expenses." The Fund is not obligated, by regulation or otherwise, to compensate the Sub-Adviser; the Adviser will pay the Sub-Adviser from its Investment Management Fee. Because the Investment Management Fee is calculated based on the Fund's daily NAV, and is paid out of the Fund's assets, it reduces the NAV of the Shares. See "Management of the Fund – Adviser and Investment Management Fee." The Investment Management Fee is payable in arrears on a quarterly basis.

  The Adviser may waive some or all of its Investment Management Fee to limit the total operating expenses of the Fund to a specified level. These arrangements will be at the sole discretion of the Adviser and may be terminated at any time. The Fund shall not accrue and reimburse the Adviser for any such waivers. The Investment Management Fee, without reflecting voluntary waivers or reimbursements, is shown in the "Summary of Fund Expenses." See "Management of the Fund – Adviser and Investment Management Fee."

Distribution Fee  The Fund will pay to the Distributor and the Distributor will pay to the Sub-Distributor a distribution fee (the "Distribution Fee") that will accrue on the basis of the average daily NAV of the Fund's shares, at an annual rate equal to 0.75%. The Distribution Fee is payable in arrears on a quarterly basis.

  The Sub-Distributor may transfer or re-allow a portion of the Distribution Fee to certain Selling Agents. The Distribution Fee is payable in arrears at the end of each fiscal quarter. Prior to the Effective Date, no Distribution Fee will accrue or be paid to the Distributor, the Sub-Distributor or the Selling Agents. Because the Distribution Fee is calculated based on the

Fund's daily NAV, and is paid out of the Fund's assets, it reduces the NAV of the Shares. See "Plan of Distribution."

Other Fees and Expenses  BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon") performs certain administrative, accounting and transfer agency services for the Fund. In consideration for providing such services, the Fund pays BNY Mellon an annual fee, which will accrue daily on the basis of the average daily NAV of each shareholder's Shares as of each fiscal period, subject to a minimum quarterly fee, and will reimburse certain of BNY Mellon's expenses.

  The Fund will bear all expenses incurred in the business of the Fund and the shareholders will indirectly bear all expenses incurred in the business of the Investment Funds. See "Management of the Fund – Other Expenses of the Fund" and "Summary of Fund Expenses."

  The Fund will pay the asset-based fees charged by the Investment Funds and by the Investment Managers in their capacity as sub-advisers investing a specified portion of the Fund's assets in Real Estate Securities. See "Management of the Fund – Other Expenses of the Fund" and "Summary of Fund Expenses."

Expense Limitation and Reimbursement Agreement  The Adviser has voluntarily entered into an "Expense Limitation and Reimbursement Agreement" with the Fund for a twelve-month term commencing on the Effective Date (the "Limitation Period"), which limits the amount of certain expenses borne by the Fund during the Limitation Period to an amount not to exceed 1.25% per annum of the Fund's net assets (the "Expense Cap"). During the Limitation Period, in the event that certain expenses of the Fund exceed the Expense Cap, the Adviser will reimburse the Fund for any such expenses paid or borne by the Fund. There is no recoupment by the Adviser of these certain expenses.

  After expiration of the Limitation Period, the Adviser also may reimburse expenses of the Fund from time to time to help it maintain competitive expense ratios. These arrangements will be at the sole discretion of the Advisor and may be terminated at any time. The Investment Management Fee, without reflecting voluntary waivers or reimbursements, is shown in the fee tables in the Fund's summary information. There is no recoupment by the Adviser of these expenses. See "Management of the Fund – Expense Limitation and Reimbursement Agreement.

Other Payments Made By the Adviser, Distributor and/or Sub-Distributor  The Adviser and/or the Sub-Distributor may, from their own assets and at no additional cost to the Fund or the Fund's shareholders, make payments to certain Selling Agents. Such payments do not increase Fund expenses and thus, are not reflected in the Summary of Fund Expenses Section of this Prospectus. Such payments may be paid to Selling Agents for marketing support and/or access to sales meetings, sales representatives and management representatives provided by the Selling Agents, inclusion of the Fund on a sales list, including a preferred or select sales list, or in other sales programs. Such payments may also be paid to Selling Agents that provide services to the Fund or its shareholders, including, but not limited to, shareholder servicing, sub-administration or sub-transfer agency services.

  The aggregate amount of these payments may be substantial and may include amounts that are sometimes referred to as "revenue sharing" payments. Because these revenue sharing payments are paid by the Adviser and/or the Sub-Distributor, and not from the Fund's assets, the amount of any revenue sharing payments is determined by the Adviser and/or the Sub-Distributor. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the Selling Agents, the expected level of assets or sales of Shares, the placing of the Fund on a recommended or preferred list and/or access to a Selling Agent's personnel and other factors. Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided.

  In some circumstances, these revenue sharing payments may create an incentive for a Selling Agent, its employees or associates to sell Shares of the Fund instead of shares of other funds. In addition to the revenue sharing payments described above, the Adviser and/or the Sub-Distributor may offer other incentives to sell shares of the Fund in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating a Selling Agent's personnel, and/or entertainment or meals. Shareholders should inquire of a Selling Agent how the Selling Agent will be compensated for investments made in the Fund. Any payments made by the Adviser and/or the Sub-Distributor to a Selling Agent may create the incentive for a Selling Agent to encourage customers to buy Shares of the Fund. See "Plan of Distribution – Other Payments Made By the Adviser and/or Sub-Distributor."

Borrowing  The Fund will not leverage or issue preferred shares or debt during its first twelve months of operations from its Effective Date, and thereafter the Fund intends to have the option to use leverage primarily to manage liquidity in connection with repurchases. In each case, the amount that the Fund may borrow will be limited by the provisions of Section 18 of the Investment Company Act, which, among other limitations contained therein relating to the declaration of dividends or distributions, limits the issuance of a "senior security" (as defined in the Investment Company Act) to those instances where immediately after giving effect to such issuance, the Fund will have "net asset coverage" (as defined in the Investment Company Act) of at least 300%. If the Fund does employ financial leverage, the Fund may seek to use commercial paper and/or borrowing available to the Funds. Any financial leverage at the Fund level will be in addition to financial leverage that an Investment Fund may use as part of its capital structure. The interest on borrowings will be at prevailing market rates, to the extent the Fund borrows. See "Risk Factors – The Fund's Use of Leverage Involves Risk of Loss."

Shareholder Suitability  An investment in the Fund involves a considerable amount of risk. You may lose money or your entire investment in the Fund. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. Before making your investment decision, you and/or your personal financial adviser should (i) consider the suitability of this investment with respect to your investment objectives and personal situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs. The Fund should be considered to be an illiquid investment. You will not be able to redeem your Shares on a daily basis because the Fund is a closed-end fund. In addition, while the shareholder has a limited ability to transfer or resell Shares pursuant to the provisions of the Amended and Restated Limited Liability Company Agreement of the Fund (the "LLC Agreement"), the Fund's Shares are not traded on an active market and liquidity will generally only be available through the limited repurchases of Shares by the Fund, as described below. See "Risk Factors – Shareholders Will Have Only Limited Liquidity."

Distribution Policy and Dividend Reinvestment Plan  Although the Fund cannot state with certainty when distributions will commence, once the Fund's initial distribution has been made, the Fund intends to distribute at least 90% of its investment income and net short-term capital gains to shareholders in accordance with RIC requirements each year through regular quarterly distributions to the shareholders of all or a portion of any dividends or investment income it earns on investments. In addition, the Fund may make regular distributions to the shareholders of all or a portion of capital gains distributed to the Fund by Investment Funds and capital gains earned by the Fund from the disposition of Investment Fund, together with any dividends or interest income earned from such investments. The Fund will establish reasonable reserves to meet Fund obligations prior to making distributions. See "Taxes."

  All distributions paid by the Fund will be reinvested in additional Shares of the Fund unless a shareholder "opts out" (elects not to reinvest in Shares), pursuant to the Fund's Dividend Reinvestment Policy. A shareholder may elect initially not to reinvest by indicating that choice on a shareholder certification. Thereafter, a shareholder is free to change his, her or its election on a quarterly basis by contacting BNY Mellon (or, alternatively, by contacting the Selling Agent that sold such shareholder his, her or its Shares, who will inform the Fund). Shares purchased by reinvestment will be issued at their NAV on the ex-dividend date. There is no "sales load," as defined in the Investment Company Act, or other charge for reinvestment. The Fund reserves the right to suspend or limit at any time the ability of shareholders to reinvest distributions. The automatic reinvestment of dividends and capital gain distributions does not relieve participants of any U.S. federal income tax that may be payable (or required to be withheld) on such distributions. See "Taxes" and "Description of Shares."

Quarterly Repurchases of Shares  The Fund provides liquidity through a quarterly repurchase policy under Rule 23c-3 of the Investment Company Act. The Fund's fiscal year ends on the last day of March each year. Once each fiscal quarter, the Fund will offer to repurchase at NAV no less than 5% of the outstanding Shares, unless such offer is suspended or postponed in accordance with regulatory requirements. The offer to purchase Shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund's outstanding voting securities. Shareholders will be notified in writing of each quarterly repurchase offer (each a "Repurchase Offer") and the date the Repurchase Offer ends (the "Repurchase Request Deadline"). Shares will be repurchased at the NAV per share determined as of the close of business no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a "Repurchase Pricing Date"). The Fund expects its initial Repurchase Offer will be during the second calendar quarter of 2012. See "Risk Factors – Shareholders Will Have Only Limited Liquidity," – Repurchase Policy Risk" and "Quarterly Repurchases of Shares."

  Shareholders will be notified in writing about each quarterly Repurchase Offer, how they may request that the Fund repurchase their Shares and the Repurchase Request Deadline. Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. The time between the notification to shareholders and the Repurchase Request Deadline is generally 30 days, but may vary from no more than 42 days to no less than 21 days. Payment pursuant to the repurchase will be made by checks to the shareholder's address of record, or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of Shares that are consistent with the Investment Company Act, regulations thereunder and other pertinent laws.

  A shareholder who tenders some, but not all, of such shareholder's Shares for repurchase as of a Repurchase Pricing Date will be required to maintain a minimum aggregate NAV of shares equal to $10,000. The Fund reserves the right to reduce the amount to be repurchased from a shareholder as of a Repurchase Pricing Date so that the required minimum aggregate NAV of shares is maintained. Upon request by a shareholder, the Board may permit a shareholder to cancel a shareholder's tender of Shares, if such cancellation is determined by the Board to be in the best interest of the Fund.

  A shareholder who tenders for repurchase such shareholder's Shares during the first year following such shareholder's initial capital contribution will be subject to a fee of 2.00% of the value of the Shares repurchased by the Fund, payable to the Fund (an "Early Withdrawal Charge"). The Board may, in certain limited instances where the Board has determined that the remaining shareholders will not be materially and adversely affected or prejudiced, waive the imposition of the Early Withdrawal Charge. Any such waiver does not imply that the Early Withdrawal Charge will be waived at any time in the future or that such Early Withdrawal Charge will be waived for any other shareholder.

  If Share repurchase requests exceed the number of Shares in the Fund's Repurchase Offer, the Fund may, in its sole discretion (i) repurchase the tendered Shares on a pro rata basis or (ii) increase the number of Shares to be repurchased by up to 2.0% of the Fund's outstanding Shares. As a result, tendering shareholders may not have all of their tendered Shares repurchased by the Fund. See "Quarterly Repurchases of Shares."

  The Fund may also repurchase Shares of a shareholder or any person acquiring Shares from or through a shareholder if, among other reasons, the Board determines that it would be in the best interests of the Fund to repurchase such Shares. See "Quarterly Repurchases of Shares."

Taxation  The Fund intends to qualify and elect to be treated as a RIC under the Code. As a RIC, the Fund will generally not be subject to federal income tax on its taxable income and gains that it distributes to shareholders. The Fund intends to distribute its income and gains in a way that it will not be subject to a federal excise tax on certain undistributed amounts. Fund dividends and capital gains distributions, if any, are taxable to most investors and will be taxable whether or not they are reinvested in shares.

  While the Fund is considered a non-diversified fund within the meaning of the Investment Company Act, for the purpose of satisfying certain of the requirements for qualification as a RIC, the Fund will often be required to "look through" to the character of the income, asset diversification and investments held by the Investment Funds or managed by the sub-advisers. However, unlike registered investment companies, Investment Funds generally are not obligated by regulation to disclose the contents of their portfolios. Any lack of transparency may make it difficult for the Adviser and the Sub-Adviser to monitor the sources of the Fund's income and the allocation of its assets, and otherwise comply with the Code, and ultimately may limit the universe of Investment Funds in which the Fund can invest. In order to ensure compliance with all applicable regulatory requirements, the Fund will seek Investment Funds that utilize a private REIT investment structure for federal tax purposes under the Code, for the direct and indirect ownership of real estate assets. Such Investment Funds generally take in funds on a continuous basis, have quarterly redemptions and do not have a defined termination date. In addition, the Fund's Adviser will delegate to Investment Managers, as sub-advisers, the management of a designated portion of the Fund's assets for investment in Real Estate Securities.

  The Fund expects to receive information from each Investment Fund regarding its investment performance on a regular basis.

  If the Fund fails to qualify as a RIC or fails to distribute at least 90% of its investment income and net short-term capital gains to shareholders in any taxable year, the Fund may be subject to the payment of financial penalties as outlined in the Regulated Investment Company Modernization Act of 2010 (the "RIC Modernization Act"). If the penalties are not paid or if it fails to meet the RIC income or asset requirements under the Code by more than a de minimis amount or such failure was not due to reasonable cause, the fund could lose its RIC tax status and the Fund would become subject to corporate taxation rates. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC. See "Taxes" and, in the SAI, "Tax Aspects."

Risk Factors  An investment in the Fund is subject to a high degree of risk. Risks of investing in the Fund, or in an investment vehicle managed by the Investment Managers, include, but are not limited to, those outlined below. See "Risk Factors" and elsewhere in this Prospectus where risks of investment are discussed in more detail. You should consider carefully the risks before investing in the Shares. You may also wish to consult with your legal or tax advisors before deciding whether to invest in the Fund.

•  Employing a Multi-Manager Strategy Involves Risks Not Present in Direct Investment Programs. The success of the Fund depends in large part upon the ability of the Adviser to choose successful Investment Managers and upon the ability of the Adviser and the Investment Managers to develop and implement investment strategies that achieve the Fund's investment objectives. Although the Adviser, with the assistance of the Sub-Adviser, expects to monitor the Investment Managers to which the Fund allocates its capital, it is always possible that a number of the Investment Managers might take substantial positions in the same instruments or markets at the same time, thereby interfering with the Fund's investment goal. The Fund may also be required to indemnify certain of the Investment Funds and/or Investment Managers for any liability, damage, cost or expense arising out of, among other things, breaches of representations and warranties included in the Investment Fund's subscription documents and certain acts or omissions relating to the offer or sale of the Fund's Shares.

•  Conflicts of Interest. The Adviser, the Sub-Adviser, the Investment Managers acting as sub-advisers, and/or their respective affiliates manage the assets of and/or provide advice to registered investment companies, private investment funds and individual accounts, as well as to the Fund. The Fund has no interest in the activities of the other Adviser Clients (as later defined, see Risk Factor – Conflicts of Interest). In addition, the Adviser, the Sub-Adviser, the Investment Managers acting as sub-advisers, and their respective affiliates, and any of their respective officers, directors, partners, members or employees, may invest for their own accounts in various investment opportunities, including in investment funds, private investment companies or other investment vehicles in which the Fund will have no interest. However, there are no affiliations or arrangements between the Adviser Clients, the Investment Funds and the Investment Managers.

•  The Fund is Newly Organized. The Fund is a newly formed entity with no significant operating history upon which prospective investors may evaluate the Fund's potential performance. The Adviser has no prior relevant operating history with regard to companies registered under the Investment Company Act.

•  Risk that the Fund Could Be Minimally Capitalized. There is a risk that the amount of capital actually raised by the Fund in its Offering may be insufficient to achieve profitability and meet its investment objectives. An inability to raise additional capital may adversely affect the Fund's financial condition, liquidity and results of operations, as well as its compliance with regulatory requirements.

•  The Fund is Non-Diversified. The Fund may be subject to greater risk with respect to its portfolio securities than a "diversified" fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the value of its interests.

•  Shareholders Will Have Only Limited Liquidity. The Fund's Shares are not publicly-traded, there is currently no secondary market for the Shares and the Fund expects that no secondary market will develop. Shares are subject to substantial restrictions on transferability and may only be transferred or resold in accordance with the LLC Agreement and the Fund's repurchase policy. Limited liquidity is provided to shareholders only through the Fund's quarterly Repurchase Offers for no less than 5% of the shares outstanding on the Repurchase Request Deadline. There is no guarantee that shareholders will be able to sell all of the Shares they desire in a quarterly Repurchase Offer. In certain instances such Repurchase Offer may be suspended or postponed.

•  Repurchase Policy Risk. Repurchase of Shares will reduce the amount of outstanding Shares and, thus, its net assets. A reduction in the Fund's net assets may increase the Fund's expense ratio, to the extent that additional Shares are not sold. Payment for repurchased Shares may require the Fund to liquidate its portfolio holdings (i.e., the Fund's interests in Investment Funds and/or Real Estate Securities) earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund's portfolio turnover. The Adviser may take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, the Fund may borrow money to finance repurchases of Shares.

•  Once the Adviser Has Selected an Investment Manager or Investment Fund, the Adviser Will Have No Control Over an Individual Investment Manager's Investment Decisions. Although the Fund and the Adviser will evaluate regularly each Investment Fund and its Investment Manager to determine whether its investment program is consistent with the Fund's investment objective, the Adviser will not have any control over the investments made by Investment Managers. The Investment Managers may change their investment strategies at any time. The Adviser may, however, reallocate the Fund's investments among the Investment Funds, but the Adviser's ability to do so may be constrained by the withdrawal limitations imposed by the Investment Funds, which may prevent the Fund from reacting rapidly to market changes should an Investment Manager fail to effect portfolio changes consistent with such market changes and the demands of the Adviser. Such withdrawal limitations may also restrict the Adviser's ability to terminate investments in Investment Funds that are poorly performing or have otherwise had adverse changes.

  Competition Between Investment Funds and Between the Fund and Investment Funds. The Investment Funds may trade independently of each other and may pursue investment strategies that "compete" with each other for execution or that cause the Fund to participate in positions that offset each other (in which case the Fund would bear its pro rata share of commissions and fees without the potential for a profit). Also, the Fund's investments in any particular Investment Funds could increase the level of competition for the same trades that other Investment Funds might otherwise make, including the priorities of order entry. This could make it difficult or impossible to take or liquidate a position in a particular security at a price consistent with the Adviser's or Sub-Adviser's strategy.

•  The Investment Funds Will Generally Not Be Subject to the Investment Company Act, and as a Result the Fund's Investments in Such Investment Funds Will Not be Subject to Certain Protections Afforded to Investors Under the Investment Company Act. These protections include, but are not limited to, certain corporate governance standards, such as the requirement of having a majority or 50% of the directors serving on a board as independent directors, statutory protections against self-dealings by the Investment Managers, and leverage limitations.

•  The Value of the Fund's Investments May Be Difficult to Ascertain and the Valuations Provided by Investment Managers May Vary From the Amounts the Fund Would Receive Upon Withdrawal of its Investments. The valuation of the Fund's investment in an Investment Fund, as provided by an Investment Manager as of a specific date, may vary from the fair value of the investment that may be obtained if such investment were sold to a third party. For information about an Investment Fund's NAV and portfolio composition, the Adviser will be dependent on information provided by the Investment Funds, which if inaccurate could adversely affect the Adviser's ability to manage the Fund's investment portfolio in accordance with its investment objective and to value accurately the Fund's Shares.

•  Investors in the Fund May be Subject to the Costs and Expenses of the Fund and the Investment Funds in which the Fund Invests. By investing in the Investment Funds indirectly through the Fund, a shareholder bears two layers of asset-based fees and expenses – at the Fund level and the Investment Fund level. The Fund may also invest in Investment Funds that invest in other investment vehicles, thereby subjecting the Fund, and Fund shareholders, to an additional level of fees. In the aggregate, these fees and expenses can be substantial and may adversely affect the value of any investment in the Fund.

•  Restricted and Illiquid Investments Involve the Risk of Loss. Investment Managers may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities. In addition, the Fund's interests in the Investment Funds may be subject to substantial restrictions on transfer.

•  Business and Regulatory Risks of the Fund and of Investment Funds. Legal, tax and regulatory changes (including laws relating to taxation of the Fund's investments, trade barriers and currency exchange controls), as well as general economic and market conditions (such as interest rates, availability of credit, credit defaults, inflation rates and general economic uncertainty) and national and international political circumstances (including wars, terrorist acts or security operations), may adversely affect the Fund. Risks of Investment Funds encompasses the possibility of loss due to Investment Funds' fraud, intentional or inadvertent deviations from a predefined investment strategy (including excessive concentration, directional investing outside of predefined ranges, excessive leverage or new capital markets), or simply poor judgment.

•  Hedging Strategies Employed By Investment Funds May Not Be Successful. While the Fund does not intend to invest in derivatives or utilize derivative or hedging strategies, the Investment Funds, in a manner similar to publicly traded REITs, may engage in hedging strategies, which use options, interest rate swaps, caps and floors, or other derivatives in an effort to protect profits from losses due to currency fluctuations or interest rate changes. While an Investment Fund may attempt to hedge against undesirable exposure, unanticipated changes in the markets and investments or debt being hedged, or the nonoccurrence of events being hedged against, this may result in poorer overall performance than if an Investment Fund had not engaged in any such hedge. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and movements in the interest rates or currency valuations may be unpredictable.

•  Investment Funds May Have Heavily Concentrated Investment Holdings. An Investment Manager, from time to time, may invest a substantial portion of its Investment Fund's assets in a particular property type, geographic location or securities instrument. The investment portfolios of these Investment Funds (and, in turn, the Fund's portfolio) may be subject to greater risk and volatility than if investments had been made in a broader diversification of investments in terms of property type, geographic location or securities instrument. To the extent that the Fund's investment portfolio is concentrated in a property type, geographic location or securities instrument, the risk of any investment decision is increased.

•  General Market Fluctuations Will Affect the Fund's Returns. The Fund's investments in Investment Funds and Real Estate Securities may be negatively affected by the broad investment environment in the real estate market, the debt market and/or the equity securities market.

•  General Risks of the Investment Funds Investing in Real Estate. The Fund will not invest in real estate directly, but, because the Fund will invest in Investment Funds that qualify as REITs or investment vehicles treated similarly as private REITs, the Fund's investment portfolio will be significantly impacted by the performance of the real estate market.

•  Risks of Investing in REITs. Although the Adviser, Sub-Adviser and the Board will engage in the necessary due diligence to ensure that the Fund's assets are invested in Investment Funds that provide reports that will enable them to monitor the Fund's investments, there can be no assurance that the entities in which the Fund invests, with the expectation that they will be taxed as REITs, will qualify as REITs. If the Fund were to invest in an entity that failed to qualify as a REIT, such failure could significantly reduce the Fund's yield on that investment. The Fund's investments in REITs may include an additional risk to shareholders. Some or all of a REIT's annual distributions to its investors may constitute a non-taxable return of capital.

•  Risks of Investing in Real Estate-Related Debt and Real Estate-Related Securities. The Fund and Investment Funds may invest in real estate-related debt and real estate-related securities, which are subject to risk of loss and could have a material adverse effect on the Fund's cash flow from operations and NAV.

•  Availability of Investable Assets. It is possible that other unrelated parties may form additional funds with similar investment objectives to the Fund. In addition, certain Investment Funds, from time to time, may be oversubscribed or closed, and it may not be possible to make investments that have been identified as attractive opportunities. As a result, there can be no assurance that the Fund will be able to locate attractive investment opportunities that satisfy the Fund's investment objective or realize upon the value of its investments or that the Fund will be able to become fully invested for a significant period of time.

•  Environmental Risks. The Investment Funds (and therefore the Fund) could face substantial risk of loss from claims based on environmental problems associated with the real estate underlying the Fund's investments. Furthermore, changes in environmental laws or in the environmental condition of an asset may create liabilities that did not exist at the time of the acquisition of such investment by the Fund and that could not have been foreseen.

•  Risk of Undisclosed Liabilities. It is possible that investments acquired by the Fund could be affected by undisclosed matters, such as legal easements, leases and all charges on property that have been registered and all charges that the acquiring entity is or should have been aware of at the time of the acquisition, breaches of planning legislation, building regulations or other statutory regimes such as health and safety, fire and public health legislation that could also give rise to liability. The existence of any of these undisclosed matters could have a material adverse effect on the value of investments made by the Investment Funds.

•  Ability to Enforce the Fund's Legal Rights. Certain Investment Funds that invest in foreign jurisdictions may have difficulty in successfully pursuing claims to enforce the Fund's rights as an investor therein and/or enforcing judgments in the courts of foreign jurisdictions, as compared to the courts of the United States.

•  The Investment Funds' Foreign Investments Involve Risk of Loss. Foreign investments by the Fund and Investment Funds may be subject to economic, political, regulatory and social risks, which may affect the liquidity of such investments.

•  Currency and Exchange Rate Risks. The income received by foreign investments of the Fund is likely to be denominated in currencies other than U.S. dollars. Therefore, changes in currency exchange rates between the U.S. dollar and such other currencies may adversely affect the U.S. dollar value of the investments, income, interest and dividends or other distributions received by the Fund, and gains and losses realized on the sale of the investments and the amount of distributions, if any, to be made by the Fund. In addition, the Fund may incur costs in converting the proceeds from its investments from one currency to another.

•  The Fund's Use of Leverage Involves Risk of Loss. Although the Fund intends to have the option to borrow after twelve months from its Effective Date, primarily to manage liquidity in connection with its quarterly repurchases, there are significant risks that may be assumed in connection with such borrowings.

•  Investment Fund Leverage. In addition to the financial leverage utilized by the Fund, Investment Funds in which the Fund invests may also utilize financial leverage. The Investment Funds may be able to borrow, subject to the limitations of their charters and operative documents. While leverage presents opportunities for increasing an Investment Fund's total return, it has the effect of potentially increasing losses as well. The Adviser and Sub-Adviser will seek Investment Funds with a leverage limitation generally in the range of 30% to 65% of their gross asset value at the time incurred, as specified in their operative document(s) or disclosure documents, as of when Adviser and Sub-Adviser make their selection of approved managers. Furthermore, the Investment Funds in which the Fund intends to invest generally will be organized as REITs, corporations or other entities that provide that the Fund's risk of loss generally will be limited to the amount of the investment by the Fund.

•  The Investment Managers May Invest in Equity Securities Without Restriction as to Market Capitalization. Certain Investment Managers may invest in equity securities without restriction as to market capitalization, such as those issued by medium-sized and smaller capitalization companies, including micro cap companies and growth stage companies. Those securities, particularly smaller-capitalization stocks, involve higher risks in some respects than do investments in securities of larger companies.

•  Reliance on Key Individuals. The Fund relies on the services of certain executive officers who have relevant knowledge of Real Estate-Related Investments and familiarity with the Fund's investment objectives, strategies and investment features. The loss of the services of any of these key personnel could have a material adverse impact on the Fund.

•  Tax Risk and Compliance with the Requirements to Qualify as a RIC. If the Fund fails to satisfy any of the RIC requirements, it may lose its status as a RIC under the Code. In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to shareholders. In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund's current and accumulated earnings and profits. Accordingly, disqualification as a RIC may have a material adverse effect on the value of the Fund's Shares and the amount of the Fund's distributions. In addition, to the extent the Fund invests in Investment Funds located outside the United States, such Investment Funds may be subject to withholding tax on their investments in such jurisdictions and any such withholding tax would reduce the return on the Fund's investment in such Investment Funds.

•  Distributions to Investors and Payment of Tax Liability The Fund may distribute at least 90% of its investment income and net short-term capital gains to shareholders in accordance with RIC requirements each year. Investors will be required each year to pay applicable federal and state income taxes on their respective shares of the Fund's taxable income. Shareholders who reinvest their distributions will nonetheless be obligated to pay these taxes from sources other than Fund distributions.

  You should invest in the Fund only if you can sustain a complete loss of your investment. An investment in the Fund should be viewed only as part of an overall investment program. No assurance can be given that the Fund's investment program will be successful.

SUMMARY OF FUND EXPENSES

The following table summarizes the expenses of the Fund and is intended to assist shareholders and potential investors in understanding the various costs and expenses that they will bear, directly or indirectly, by investing in the Fund. Each figure below relates to a percentage of the Fund's daily NAV over the course of a year; provided, however, that the figure below associated with the Maximum Early Withdrawal Charge is based on the NAV as of the repurchase date of a shareholder's Shares. The expenses associated with the Fund, are generally higher than those of other types of funds that do not invest primarily in other investment vehicles. This is because the members of the Fund shall also indirectly pay a portion of the fees and expenses charged at the Investment Fund and sub-adviser level. The fees and expenses associated with the Investment Funds and Investment Managers will range from 0.50% to 1.75% per annum of the average NAV of the Fund's investment in such Investment Funds or allocable portion of the Fund's assets that is managed by such Investment Managers.

Shareholder Transaction Expenses
Maximum Sales Load (percentage of offering price) (1)	None
Maximum Sales Load on Reinvested Distributions	None
Maximum Early Withdrawal Charge	2.00%
Annual Expenses (as a percentage of net assets attributable to Shares)
Investment Management Fee (2)	0.95%
Distribution Fee (3)	0.75%
Other Expenses (4)	0.35%
Acquired fund fees and expenses and other management fees not included in the Investment Management Fee above (Investment Fund and Investment Manager fees and expenses) (5)	1.05%
Total Annual Expenses (6)	3.10%

Example

	1 Year			3 Years			5 Years			10 Years
You would pay the following expenses on a $1,000 investment:	$	[	___]	$	[	___]	$	[	___]	$	[	___]

The example does not present actual expenses and should not be considered a representation of future expenses. Actual Fund expenses may be greater or less than those shown (and "Acquired fund fees and expenses" may also be greater or less than that shown).

(1)  Investments are not subject to a Sales Load. See "Plan of Distribution."

(2)  The Fund will pay the Adviser a quarterly fee (the Investment Management Fee) at an annual rate of 0.95% of the NAV, which will accrue daily on the basis of the average daily NAV of the Fund. The Investment Management Fee will be paid to the Adviser out of the Fund's assets. The Investment Management Fee is in addition to the asset-based fees charged by the Investment Funds and the Investment Managers providing sub-advisory services. The Fund is not obligated, by regulation or otherwise, to compensate the Sub-Adviser; the Adviser shall pay the Sub-Adviser from its Investment Management Fee. Because the Investment Management Fee is calculated based on the Fund's NAV, it may reduce the NAV of the Fund. The Investment Management Fee is payable in arrears on a quarterly basis. See "Management of the Fund – Adviser and Investment Management Fee."

(3)  The Fund will pay to the Distributor and the Distributor will pay to the Sub-Distributor a Distribution Fee at an annual rate of 0.75%, that accrues on the basis of the average daily NAV of each shareholder's Shares.

  The Sub-Distributor may transfer or reallow a portion of the Distribution Fee to certain participating broker-dealers. The Distribution Fee will begin to accrue daily. The Distribution Fee is payable in arrears at the end of each fiscal quarter. Prior to the Effective Date, no Distribution Fee will accrue or be paid to the Distributor, the Sub-Distributor or the Selling Agents. Because the Distribution Fee is calculated based on the Fund's daily NAV, it reduces the NAV of the Shares. See "Plan of Distribution."

(4)  Because the Fund is newly organized, the "Other Expenses" amount is based on estimated net assets of the Fund of $750 million. Other Expenses, expressed as a percentage of the Fund's net assets, may be higher if net assets of the Fund are less than $750 million.

Included are gross expenses. The Fund's annual expense ratio will increase or decrease over time as the Fund's asset level decreases or increases, respectively, and as actual Fund expenses may vary. See "Management of the Fund – Other Expenses of the Fund."

  The Adviser has voluntarily entered into an Expense Limitation and Reimbursement Agreement with the Fund for a twelve-month term commencing on the Effective Date (the Limitation Period), which limits the amount of specified expenses ("Specified Expenses") borne by the Fund during the Limitation Period to an amount not to exceed 1.25% per annum of the Fund's net assets (the Expense Cap). There is no recoupment of these Specified Expenses. Specified Expenses includes all expenses incurred in the business of the Fund, provided that the following expenses are excluded from the definition of Specified Expenses: (i) the Investment Management Fee, (ii) fees of the Investment Funds in which the Fund invests, (iii) brokerage costs, (iv) interest payments, (v) extraordinary expenses, and (vi) taxes (as determined in the sole discretion of the Adviser). During the Limitation Period, in the event that the Fund bears Specified Expenses that exceed the Expense Cap, the Adviser will reimburse the Fund for any such expenses paid or borne by the Fund. See "Management of the Fund – Expense Limitation and Reimbursement Agreement."

(5)  Includes the fees and expenses of the Investment Funds in which the Fund intends to invest and the fees and expenses of the Investment Managers in their capacity as sub-advisers investing a specified portion of the Fund's assets in Real Estate Securities, in each case based upon the anticipated net proceeds of this offering of approximately $750 million. These represent operating expenses of the Investment Funds (i.e., management fees, administration fees and professional and other direct, fixed fees and expenses of the Investment Funds) and of the Investment Managers in their capacity as sub-advisers investing a specified portion of the Fund's assets in Real Estate Securities. The "Acquired fund fees and expenses" disclosed above are estimated based, in large part, on the operating history of the Investment Funds, which may change substantially over time and, therefore, significantly affect "Acquired fund fees and expenses." The fees and expenses associated with the Investment Funds will range from 0.50% to 1.75% per annum of the average NAV of the Fund's investment in such Investment Funds. The management fees paid to the Investment Managers will range from 0.55% to 1.00% of the allocable portion of the Fund's assets that is managed by such Investment Managers.

(6)  Total annual expenses shown in the table will increase or decrease over time based on the Fund's asset level and other factors.

The purpose of the table above is to assist you in understanding the various costs and expenses you would bear directly or indirectly as a shareholder of the Fund. The annual "Other expenses" shown above are estimated based on estimated net assets of the Fund of $750 million and anticipated expenses for the first year of the Fund's operations, and includes, among other things, fees and other expenses that the Fund will bear directly, including the Fund's organizational expenses, initial and ongoing offering costs and fees and expenses of Bank of New York Mellon (the Fund's "Custodian"). Included are gross expenses. In the event that the net assets of the Fund were to be substantially smaller than $750 million, the Fund's estimated expenses as a percentage would be higher than the estimates presented above. For a more complete description of the various costs and expenses of the Fund. See "Management of the Fund."

The Adviser and/or the Sub-Distributor may, from their own assets and at no additional cost to the Fund or the Fund's shareholders, make payments to certain Selling Agents. Such payments do not increase Fund expenses and thus, are not reflected in the Summary of Fund Expenses Section of this Prospectus. Such payments may be paid to Selling Agents for marketing support and/or access to sales meetings, sales representatives and management representatives provided by the Selling Agents, inclusion of the Fund on a sales list, including a preferred or select sales list, or in other sales programs. Such payments may also be paid to Selling Agents that provide services to the Fund or its shareholders, including, but not limited to, shareholder servicing, sub-administration or sub-transfer agency services. See "Plan of Distribution – Other Payments Made By the Adviser and/or Sub-Distributor."

PRIVACY NOTICE

This notice describes the Fund's privacy policy. The Fund is committed to protecting the personal information that it collects about individuals who are prospective, former or current investors. The Fund collects personal information for business purposes to process requests and transactions and to provide customer service. "Personal Information" is obtained from the following sources:

•  Investor applications and other forms, which may include your name(s), address, social security number or tax identification number;

•  Written and electronic correspondence, including telephone contacts; and

•  Transaction history, including information about the Fund's transactions and balances in your accounts with the Fund or its affiliates or other holdings of the Fund and any affiliation with the Adviser and its subsidiaries.

The Fund limits access to Personal Information to those employees who need to know that information in order to process transactions and service accounts. Employees are required to maintain and protect the confidentiality of Personal Information. The Fund maintains physical, electronic and procedural safeguards to protect Personal Information.

The Fund may share Personal Information described above with the Adviser and its various other affiliates or service providers for business purposes, such as to facilitate the servicing of accounts. The Fund may share the Personal Information described above for business purposes with a non-affiliated third party only if the entity is under contract to perform transaction processing, servicing or maintaining investor accounts on behalf of the Fund. The Fund also may disclose Personal Information to regulatory authorities or otherwise as permitted by law. The Fund endeavors to keep its customer files complete and accurate. The Fund should be notified if any information needs to be corrected or updated.

RISK FACTORS

An investment in the Fund is subject to a high degree of risk. Risks of investing in the Fund include, but are not limited to, those outlined below. See "Risk Factors" and elsewhere in this Prospectus where risks of investment are discussed in more detail. You should consider carefully the risks before investing in the Shares. You may also wish to consult with your legal or tax advisors before deciding whether to invest in the Fund.

Employing a Multi-Manager Strategy Involves Risks Not Present in Direct Investment Programs

Identifying the appropriate investment strategies, Investment Managers and suitable Investment Funds is difficult and involves a high degree of uncertainty. The success of the Fund depends in large part upon the ability of the Adviser to choose successful Investment Managers and upon the ability of the Adviser and the Investment Managers to develop and implement investment strategies that achieve the Fund's investment objectives. Although the Adviser, with the assistance of the Sub-Adviser, expects to monitor the Investment Managers to which the Fund allocates its capital, it is always possible that a number of the Investment Managers might take substantial positions in the same instruments or markets at the same time, thereby interfering with the Fund's investment goal.

Furthermore, the Investment Managers have varying levels of experience – some may be newly organized and have no, or limited, operating histories. Although the Adviser will receive detailed information from each Investment Manager regarding its historical performance and investment strategy, there may be some information that the Adviser cannot independently verify. In addition, market conditions and acquisition approaches are continually changing, and a particular Investment Manager's past successful performance may be largely irrelevant to such Investment Manager's prospects for future profitability. The Fund's investment program should be evaluated on the basis that there can be no assurance that the Adviser's assessments of Investment Managers, and, in turn, their assessments of the short-term or long-term prospects of investments, will prove accurate or that the Fund will achieve its investment objective.

The Fund seeks to disperse its assets by allocating such assets among various Investment Managers. Such dispersion may not be achieved as a result of insufficient investment opportunities or insufficient investable assets as a result of insufficient subscriptions or withdrawals by shareholders. In addition, although the dispersion of the Fund's investments in a variety of Real Estate-Related Investments is intended to reduce the Fund's exposure to adverse events associated with specific issuers or industries, the number of investments by Investment Managers and Investment Funds will be limited, and the portfolios of some Investment Managers and Investment

Funds may be highly concentrated in particular property types, geographic locations or securities issuers. As a consequence, the Fund's returns as a whole may be adversely affected by the unfavorable performance of even a single investment by an Investment Fund or by an Investment Manager.

The Investment Managers have exclusive responsibility for making property acquisition and sales, or securities trading decisions on behalf of the Fund. The Investment Managers also may manage other accounts (including funds and accounts in which the same Investment Managers may have ownership interests) which, together with accounts already managed by such Investment Managers, could compete for the same investments an Investment Manager might otherwise make on behalf of the Fund. See " – Conflicts of Interest."

Investment Managers are subject to various risks, including, but not limited to, operational risks such as the ability to provide an adequate operating environment for an Investment Fund, including back office functions, property management, accounting, administration, risk management, valuation services and reporting. Investment Managers may also face competition from other investment managers or investment funds which may be more established and have larger capital bases and have larger numbers of qualified management and technical personnel. Additionally, certain Investment Managers may pursue over time different investment strategies which may limit the Fund's ability to assess an Investment Manager's ability to achieve its long-term investment objective. Furthermore, an Investment Manager may face additional risks as the assets of an Investment Fund increase over time. In such instances, an Investment Manager may be unable to manage an Investment Fund's increased assets effectively because it may be unable to maintain the Investment Fund's current investment strategy or find the types of investments better suited for an Investment Fund with an increased capital basis.

Since the Fund may make additional investments in the Investment Funds only at certain times pursuant to limitations set forth in the governing agreements of the Investment Funds, the Fund from time to time may have to hold some, or in certain cases a substantial amount, of its assets temporarily in money market securities, cash or cash equivalents, possibly for several months.

The Fund may also be required to indemnify certain of the Investment Funds and/or Investment Managers from any liability, damage, cost or expense arising out of, among other things, breaches of representations and warranties included in the Investment Fund's subscription documents and certain acts or omissions relating to the offer or sale of the Fund's Shares. In addition, Investment Managers may have indemnification obligations to the respective service providers they employ, which may result in increases to the fees and expenses of the Investment Managers.

Conflicts of Interest

The Adviser, the Sub-Adviser, the Investment Managers acting as sub-advisers, and their respective affiliates manage the assets of and/or provide advice to registered investment companies, private investment funds and individual accounts (collectively, "Adviser Clients"), as well as to the Fund. The Fund has no interest in the activities of the other Adviser Clients. In addition, the Adviser, the Sub-Adviser, the Investment Managers acting as sub-advisers, and their respective affiliates, and any of their respective officers, directors, partners, members or employees, may invest for their own accounts in various investment opportunities, including in investment funds, private investment companies or other investment vehicles in which the Fund will have no interest. However, there are no affiliations or arrangements between the Adviser Clients, the Investment Funds and the Investment Managers.

The Adviser, the Sub-Adviser, the Investment Managers acting as sub-advisers, and their respective affiliates may determine that an investment opportunity in a particular investment vehicle is appropriate for a particular Adviser Client or for their selves or their officers, directors, partners, members or employees, but not for the Fund. Situations may arise in which the Adviser, the Sub-Adviser, the Investment Managers acting as sub-advisers, and/or their respective affiliates or Adviser Clients have made investments which would have been suitable for investment by the Fund but, for various reasons, were not pursued by, or available to, the Fund. The investment activities of the Adviser, the Sub-Adviser, the Investment Managers acting as sub-advisers, and their respective affiliates and any of their respective officers, directors, partners, members or employees may disadvantage the Fund in certain situations, if, among other reasons, the investment activities limit the Fund's ability to invest.

Investment research and due diligence may be periodically discussed among portfolio managers and other senior personnel of the Adviser, the Sub-Adviser, the Investment Managers acting as sub-advisers, and/or their respective affiliates. However, investment decisions for the Fund are made independently from those of Adviser Clients. If, however, the Fund desires to invest in, or withdraw from, the same Investment Fund as an Adviser Client, the opportunity will be allocated equitably. Decisions in this regard are necessarily subjective and there is no requirement that the Fund participate, or participate to the same extent as the Adviser Clients, in all investments. In some cases, investments for Adviser Clients may be on terms different than, and sometimes more favorable than, an investment made on behalf of the Fund. This process may adversely affect the amount the Fund will be able to invest in an Investment Fund. In other cases, the Fund may invest in a manner opposite to that of Adviser Clients – i.e., the Fund buying an investment when Adviser Clients are selling, and vice-versa.

The officers or employees of the Adviser will be engaged in substantial activities other than on behalf of the Fund and may have conflicts of interest in allocating their time and activity among the Fund and Adviser Clients. The Adviser, the Sub-Adviser, and the Investment Managers acting as sub-advisers, and their respective officers and employees will devote so much of their time to the affairs of the Fund as in their judgment is necessary and appropriate.

The Distributor and the Sub-Distributor and any Selling Agents or their affiliates may provide brokerage, placement, investment banking and other financial or advisory services from time to time to one or more accounts or entities managed by the Investment Managers or their affiliates, including the Investment Funds, and receive compensation for providing these services. These relationships could preclude the Fund from engaging in certain transactions and could constrain the Fund's investment flexibility. (All Investment Funds and other accounts managed by the Investment Managers or their affiliates, excluding the Fund, are referred to collectively as the "Investment Manager Accounts").

The Adviser, the Sub-Adviser, the Investment Managers acting as sub-advisers, and/or their respective affiliates or Adviser Clients may have an interest in an account or investment vehicle managed by, or enter into relationships with, an Investment Manager or its affiliates on terms different, and potentially more favorable, than an interest in the Fund. In addition, the Investment Managers may receive research products and services in connection with the brokerage services that the Adviser, the Sub-Adviser, the Investment Managers acting as sub-advisers, and their respective affiliates may provide from time to time to one or more Investment Manager Accounts or to the Fund.

Conflicts of interest may arise from the fact that the Investment Managers and their affiliates generally will be carrying on substantial investment activities for other clients, including other investment funds, in which the Fund will have no interest. See "Conflicts of Interest" in the SAI.

The Fund is Newly Organized

The Fund is a newly formed entity with no significant operating history upon which prospective investors may evaluate the Fund's potential performance. While the senior investment professionals and other individuals employed by the Adviser and the Sub-Adviser have extensive prior experience in Real Estate-Related Investment activities, past performance with respect to such Real Estate-Related Investment activities is not a guarantee of future results. The Adviser has no prior relevant operating history with regard to companies registered under the Investment Company Act.

Risk that the Fund Could Be Minimally Capitalized

There is a risk that the amount of capital actually raised by the Fund in its Offering may be insufficient to achieve profitability and meet its investment objectives. An inability to raise additional capital may adversely affect the Fund's financial condition, liquidity and results of operations, as well as its compliance with regulatory requirements.

The Fund is Non-Diversified

The Fund is classified as a "non-diversified" management investment company under the Investment Company Act. This means that the Fund may invest a greater portion of its assets in a limited number of issuers than would be the case if the Fund were classified as a "diversified" management investment company. Accordingly, the Fund may be subject to greater risk with respect to its portfolio securities than a "diversified" fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the value of its Interests. In general, the Fund will limit its investment in any one Investment Fund to less than 25% of its assets.

Shareholders Will Have Only Limited Liquidity

The Fund is a closed-end investment company, provides limited liquidity through a quarterly repurchase policy under Rule 23c-3 of the Investment Company Act and is designed for long-term investors. Unlike many closed-end investment companies, the Fund's Shares are not listed on any securities exchange and are not publicly-traded. There is currently no secondary market for the Shares and the Fund expects that no secondary market will develop. Shares are subject to substantial restrictions on transferability and may only be transferred or resold in accordance with the LLC Agreement and the Fund's repurchase policy.

Limited liquidity is provided to shareholders only through the Fund's quarterly Repurchase Offers for no less than 5% of the shares outstanding on the repurchase request deadline. There is no guarantee that shareholders will be able to sell all of the Shares they desire in a quarterly Repurchase Offer. Additionally, in certain instances such Repurchase Offers may be suspended or postponed by a vote of a majority of the Board, including a vote by a majority of the Independent Directors, as permitted by the Investment Company Act and other laws. See "Quarterly Repurchases of Shares."

Repurchase Policy Risk

Repurchase of Shares will reduce the amount of outstanding Shares and, thus, its net assets. A reduction in the Fund's net assets may increase the Fund's expense ratio, to the extent that additional Shares are not sold. In addition, the repurchase of Shares by the Fund may be a taxable event to shareholders.

Payment for repurchased Shares may require the Fund to liquidate its portfolio holdings (i.e., the Fund's interests in Investment Funds and/or Real Estate Securities) earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund's portfolio turnover. It is possible that sale of the Fund's portfolio investments to finance repurchases could reduce the market price of those securities, which in turn would reduce the Fund's NAV. It also may reduce the investment opportunities available to the Fund.

The Adviser may take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, the Fund may borrow money to finance repurchases of Shares. If the Fund borrows to finance repurchases, interest on any such borrowing will negatively affect shareholders who do not tender their Shares in a Repurchase Offer by increasing the Fund's expenses and reducing any net investment income. To the extent the Fund finances repurchases by selling investments, the Fund may hold a larger proportion of its net assets in less liquid securities. Also, the sale of securities to finance repurchases could reduce the market price of those securities, which in turn would reduce the Fund's NAV.

Once the Adviser Has Selected an Investment Manager or Investment Fund, the Adviser Will Have No Control Over an Individual Investment Manager's Investment Decisions

Although the Fund and the Adviser will evaluate regularly each Investment Fund and its Investment Manager to determine whether its investment program is consistent with the Fund's investment objective and whether the investment performance is satisfactory, the Adviser will not have any control over the investments made by Investment Managers. The Adviser may, however, reallocate the Fund's investments among the Investment Funds, but the Adviser's ability to do so may be constrained by the withdrawal limitations imposed by the Investment Funds. The Investment Managers may change their investment strategies at any time. The Fund's investments in certain Investment Funds may be subject to lock-up periods, during which the Fund may not withdraw its investment. These withdrawal limitations may prevent the Fund from reacting rapidly to market changes should an Investment Manager fail to effect portfolio changes consistent with such market changes and the demands of the Adviser. Such withdrawal limitations may also restrict the Adviser's ability to terminate investments in Investment Funds that are poorly performing or have otherwise had adverse changes. The Adviser, Sub-Adviser and the Board will engage in the necessary due diligence to ensure that the Fund's assets are invested in Investment Funds which provide reports that will enable them to monitor the Fund's investments as to their overall performance, sources of income, asset valuations and liabilities, however, there is no assurance that such efforts will necessarily detect fraud, malfeasance, inadequate back office systems or other flaws or problems with respect to the Investment Manager's operations and activities.

To the extent the Fund holds non-voting securities of, or contractually foregoes the right to vote in respect of, an Investment Fund (which it intends to do in order to avoid being considered an "affiliate" of an Investment Fund within the meaning of the Investment Company Act), it will not be able to vote on matters that require the approval of the investors of the Investment Fund, including a matter that could adversely affect the Fund's investment, such as changes to the Investment Fund's investment objective or policies or the termination of the Investment Fund. See "Investment Objectives, Strategies and Investment Features – Investment Objectives."

Competition Between Investment Funds and Between the Fund and Investment Funds.

The Investment Funds may trade independently of each other and may pursue investment strategies that "compete" with each other for execution or that cause the Fund to participate in positions that offset each other (in which case the Fund would bear its pro rata share of commissions and fees without the potential for a profit). Also, the Fund's investments in any particular Investment Funds could increase the level of competition for the same trades that other Investment Funds might otherwise make, including the priorities of order entry. This could make it difficult or impossible to take or liquidate a position in a particular security at a price consistent with the Adviser's or Sub-Adviser's strategy.

The Investment Funds Will Generally Not Be Subject to the Investment Company Act, and as a Result the Fund's Investments in Such Investment Funds Will Not be Subject to Certain Protections Afforded to Investors Under the Investment Company Act

The Investment Funds generally will not be registered as investment companies under the Investment Company Act and, therefore, the Fund will not be able to avail itself of the protections of the Investment Company Act with respect to the Investment Funds, including certain corporate governance protections, such as the requirement of having a majority or 50% of the directors serving on a board as independent directors, statutory protections against self-dealings by the Investment Managers, and leverage limitations. Furthermore, some of the Investment Managers for the Investment Funds may not be registered under the Advisers Act.

The Value of the Fund's Investments May Be Difficult to Ascertain and the Valuations Provided by Investment Managers May Vary From the Amounts the Fund Would Receive Upon Withdrawal of its Investments

The NAVs received by the Fund from its Investment Managers are typically only estimates. In addition, certain securities and properties in which an Investment Fund may invest may not have a readily ascertainable market price. Such securities and properties will generally be valued by Investment Managers, which valuation will be conclusive with respect to the Fund, even though such Investment Managers may face a conflict of interest in valuing such securities because the value thereof will affect their compensation. See " – Conflicts of Interest." The Fund may rely on estimates of the value of these investments when calculating its NAV. The Fund may suspend the calculation of its NAV under certain conditions.

The valuation of the Fund's investment in an Investment Fund, as provided by an Investment Manager as of a specific date, may vary from the fair value of the investment that may be obtained if such investment were sold to a third party. Shareholders should recognize that valuations of illiquid assets, such as interests in Investment Funds, involve various judgments and consideration of factors that may be subjective. As a result, the NAV of the Fund, as determined based on the fair value of its investments in Investment Funds, may vary from the amount the Fund would realize on the withdrawal of its investments from the Investment Funds. This could adversely affect shareholders whose Shares are repurchased as well as new shareholders and remaining shareholders. For example, in certain cases, the Fund might receive less than the fair value of its investment in connection with its withdrawal of its investment from an Investment Fund, resulting in a dilution of the value of the Shares of shareholders who do not tender their Shares in any coincident tender offer and a windfall to tendering shareholders; in other cases, the Fund might receive more than the fair value of its investment, resulting in a windfall to shareholders remaining in the Fund, but a shortfall to tendering shareholders. The Adviser will attempt to resolve any conflicts between valuations assigned by an Investment Manager and fair value as determined by the Adviser, the Sub-Adviser and BNY Mellon by seeking information from the Investment Manager and reviewing all relevant available information. Such review may result in a determination to change the fair value of the Fund's investment.

An Investment Manager may use proprietary investment strategies that are not fully disclosed to the Adviser, which may involve risks under some market conditions that are not anticipated by the Adviser. The investment strategies and styles used by an Investment Manager are subject to change without notice. For information about an Investment Fund's NAV and portfolio composition, the Adviser will be dependent on information provided by the Investment Funds, which if inaccurate could adversely affect the Adviser's ability to manage the Fund's investment portfolio in accordance with its investment objective and to value accurately the Fund's Shares. Shareholders in the Fund have no individual right to receive information about the Investment Funds or the Investment Managers, will not be shareholders in the Investment Funds and will have no rights with respect to or standing or recourse against the Investment Funds, Investment Managers or any of their respective affiliates.

Investors in the Fund May be Subject to the Costs and Expenses of the Fund and the Investment Funds in which the Fund Invests

By investing in the Investment Funds indirectly through the Fund, a shareholder bears two layers of asset-based fees and expenses – at the Fund level and the Investment Fund level. In the aggregate, these fees might exceed the fees that would typically be incurred by a direct investment with a single Investment Manager or Investment Fund. The Fund may also invest in Investment Funds that invest in other investment vehicles, thereby subjecting the Fund, and Fund shareholders, to an additional level of fees. In the aggregate, these fees and expenses can be substantial and may adversely affect the value of any investment in the Fund.

Restricted and Illiquid Investments Involve the Risk of Loss

The Investment Managers may invest in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration under the Securities Act.

Where registration is required to sell a security, an Investment Manager may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Investment Manager may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Investment Manager might obtain a less favorable price than the prevailing price when it decided to sell. Investment Managers may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities. An Investment Fund's portfolio may include a number of investments for which no market exists and which have substantial restrictions on transferability.

Some of the Investment Funds may invest all or a portion of their assets in private placements which may be illiquid. Additionally, the Fund's repurchase process could involve substantial complications and delays, as the ability of the Fund to honor repurchase requests is dependent in part upon the Fund's ability to make withdrawals from Investment Funds which may be delayed, suspended altogether or not possible because, among other reasons, (i) many Investment Managers permit withdrawals only on an infrequent basis, which timing is not likely to coincide with the repurchase dates of the Fund, (ii) some Investment Funds may impose limits (known as "gates") on the aggregate amount that a shareholder or all shareholders in the Investment Fund may withdraw on any single withdrawal date, and (iii) the Investment Funds' portfolios may include investments that are difficult to value and that may only be able to be disposed of by the Investment Managers at substantial discounts or losses.

In addition, the Fund's interests in the Investment Funds may be illiquid and subject to substantial restrictions on transfer. The Fund may liquidate an interest and withdraw from an Investment Fund pursuant to limited withdrawal rights. Some Investment Funds also may suspend the redemption rights of their shareholders, including the Fund, from time to time. The illiquidity of these interests may adversely affect the Fund were it to have to sell interests at an inopportune time. Overall, the types of restrictions on investments by the Investment Funds may affect the Fund's ability to invest in, hold, vote the shares of, or sell the Investment Funds. Furthermore, the Fund, upon its redemption of all or a portion of its interest in an Investment Fund, may receive an in-kind distribution of securities that are illiquid or difficult to value and difficult to dispose of.

Business and Regulatory Risks of the Fund and of Investment Funds

Legal, tax and regulatory changes (including laws relating to taxation of the Fund's investments, trade barriers and currency exchange controls), as well as general economic and market conditions (such as interest rates, availability of credit, credit defaults, inflation rates and general economic uncertainty) and national and international political circumstances (including wars, terrorist acts or security operations), may adversely affect the Fund. These factors may affect, among other things, the level of volatility of the prices of securities and real estate assets, the liquidity of the Investment Funds' investments and the availability of certain securities and investments. Volatility or illiquidity could impair the Fund's profitability or result in significant losses. Additionally, the regulatory environment for Investment Funds is evolving, and changes in the regulation of Investment Funds may adversely affect the value of investments held by the Fund and the ability of the Fund to successfully pursue its investment strategy. In addition, the securities markets are subject to comprehensive statutes and regulations. The effect of any future regulatory change on the Fund could be substantial and adverse.

Risks of Investment Funds encompasses the possibility of loss due to Investment Funds' fraud, intentional or inadvertent deviations from a predefined investment strategy (including excessive concentration, directional investing outside of predefined ranges, excessive leverage or new capital markets), or simply poor judgment. During the lifetime of the Fund, there could be material changes in one or more Investment Funds, including changes in control, initial public offerings and mergers. The effect of such changes on an Investment Fund cannot be predicted but could be material and adverse. Given the limited liquidity of the Investment Funds, the Fund may not be able to alter its portfolio allocation in sufficient time to respond to any such changes, resulting in substantial losses from risks of Investment Funds.

Hedging Strategies Employed By Investment Funds May Not Be Successful

While the Fund does not intend to invest in derivatives or utilize derivative or hedging strategies, the Investment Funds, in a manner similar to publicly traded REITs, may engage in hedging strategies, which use options, interest rate swaps, caps and floors, or other derivatives in an effort to protect profits from losses due to currency fluctuations or interest rate changes. To the extent that hedging transactions are effected, their success is dependent on an Investment Fund's ability to correctly predict movements in the direction of currency or interest rates. Therefore, while an Investment Fund may attempt to hedge against undesirable exposure, unanticipated changes in the markets and investments or debt being hedged, or the nonoccurrence of events being hedged against, this may result in poorer overall performance than if an Investment Fund had not engaged in any such hedge. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and movements in the interest rates or currency valuations is unpredictable. Moreover, for a variety of reasons, the Investment Funds may not seek to establish a perfect correlation between such hedging instruments and the portfolio considerations being hedged. Such imperfect correlation may prevent the Investment Funds from achieving the intended hedge or expose the Fund to additional risk of loss. See "Additional Investment Policies – Special Investment Techniques" in the SAI.

Investment Funds May Have Heavily Concentrated Investment Holdings

An Investment Manager, from time to time, may invest a substantial portion of the Fund's assets in a particular property type, geographic location or securities instrument. As a result, the investment portfolios of the Investment Funds and the Fund's portfolio may be subject to greater risk and volatility than if investments had been made in a broader diversification of investments in terms of property type, geographic location or securities instrument. To the extent that the Fund's portfolio is concentrated in a property type, geographic location or securities instrument, the risk of any investment decision is increased.

General Market Fluctuations Will Affect the Fund's Returns

The Fund's investments in Investment Funds and Real Estate Securities may be negatively affected by the broad investment environment in the real estate market, the debt market and/or the equity securities market. The investment environment is influenced by, among other things, interest rates, inflation, politics, fiscal policy, current events, competition, productivity and technological and regulatory change. Real estate and Real Estate Securities values may experience greater volatility during periods of challenging market conditions, which periods may be similar to or worse than the conditions experienced from late 2007 to present. In addition, there can be severe limitations on an investor's ability to sell certain Real Estate Securities, including those that are of higher credit quality, during a period of reduced credit market liquidity. Therefore, the Fund's NAV will fluctuate. Shareholders may experience a significant decline in the value of their investment and could lose money. The Fund should be considered a speculative investment, and investors should invest in the Fund only if they can sustain a complete loss of their investment.

General Risks of the Investment Funds Investing in Real Estate

The Fund will not invest in real estate directly, but, because the Fund will invest in Investment Funds that invest in real estate-related debt, consisting of mezzanine and first mortgage debt, and directly in real estate through entities that qualify as REITs or investment vehicles treated similarly as private REITs for tax purposes, the Fund's investment portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. REIT share prices may decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties.

The following risks may affect real estate markets generally or specific assets and include, without limitation, general economic and social climate, regional and local real estate conditions, the supply of and demand for properties, the financial resources of tenants, competition for tenants from other available properties, the ability of the Investment Funds to manage the real properties, changes in building, environmental, tax or other applicable laws, changes in real property tax rates, changes in interest rates, negative developments in the economy that depress travel activity, uninsured casualties, acts of God and other factors which are beyond the control of the Fund, the Adviser and/or the Sub-Adviser. Furthermore, changes in interest rates or the availability of debt may render the investment in real estate assets difficult or unattractive. The possibility of partial or total loss of capital will exist and investors should not subscribe unless they can readily bear the consequences of such loss. Many of these factors could cause fluctuations in occupancy rates, rent schedules or operating expenses, resulting in a negative effect on the value of real estate assets. Valuation of real estate assets may fluctuate. The capital value of the Fund's investments may be significantly diminished in the event of a downward turn in real estate market prices.

Moreover, certain expenditures associated with real estate, such as taxes, debt service, maintenance costs and insurance, tend to increase and are not generally decreased by events adversely affecting rental revenues such as an unforeseen downturn in the real estate market, a lack of investor confidence in the market or a softening of demand. Thus, the cost of operating a property may exceed the rental income thereof. Insurance to cover losses and general liability in respect of properties may not be available or may be available only at prohibitive costs to cover losses from ongoing operations and other risks such as terrorism, earthquake, flood or environmental contamination. Although the Fund intends to confirm that Investment Funds in which it invests maintain comprehensive insurance on its investments in amounts sufficient, in a commercially reasonable manner, to permit replacement in the event of total loss, certain types of losses are uninsurable or are not economically insurable, and the Fund will have no control over whether such insurance is maintained.

Risk of Investing in REITs

The Fund will invest in Investment Funds that invest in real estate-related debt, consisting of mezzanine and first mortgage debt, and directly in real estate through entities that qualify as REITs or investment vehicles treated similarly as private REITs for tax purposes. Qualification as a REIT under the Code, as amended in any particular year is a complex analysis that depends on a number of factors. Although the Adviser, Sub-Adviser and the Board will engage in the necessary due diligence to ensure that the Fund's assets are invested in Investment Funds that provide reports that will enable them to monitor the Fund's investments, there can be no guarantee that the entities in which the Fund invests, with the expectation that they will be taxed as REITs, will qualify as REITs. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. If the Fund were to invest in an entity that failed to qualify as a REIT, such failure could significantly reduce the Fund's yield on that investment.

Dividends paid by REITs will not generally qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code. See "Taxes." The Fund's investments in REITs may include an additional risk to shareholders. Some or all of a REIT's annual distributions to its investors may constitute a non-taxable return of capital. Any such return of capital will generally reduce the Fund's basis in the REIT investment, but not below zero. To the extent the distributions from a particular REIT exceed the Fund's basis in such REIT, the

Fund will generally recognize gain. In part because REIT distributions often include a nontaxable return of capital, Fund distributions to shareholders may also include a nontaxable return of capital. Shareholders that receive such a distribution will also reduce their tax basis in their Shares of the Fund, but not below zero. To the extent the distribution exceeds a shareholder's basis in the Fund's Shares, such shareholder will generally recognize a capital gain. The Fund does not have any investment restrictions with respect to investments in REITs.

Risks of Investing in Real Estate-Related Debt and Real Estate-Related Securities

The Fund intends to invest in Real Estate-Related Investments, which may include commercial real estate loans, mortgage loans, CMBS, B-Notes, mezzanine loans, and other similar types of investments. Commercial real estate loans are secured by multifamily or commercial property and are subject to risks of delinquency and foreclosure. The ability of a borrower to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower. If the net operating income of the property is reduced, the borrower's ability to repay the loan may be impaired. Net operating income of an income-producing property can be affected by, among other things: tenant mix, success of tenant businesses, property management decisions, property location and condition, competition from comparable types of properties, changes in laws that increase operating expenses or limit rents that may be charged, any need to address environmental contamination at the property, the occurrence of any uninsured casualty at the property, changes in national, regional or local economic conditions and/or specific industry segments, declines in regional or local real estate values, declines in regional or local rental or occupancy rates, increases in interest rates, real estate tax rates and other operating expenses, and changes in governmental rules, regulations and fiscal policies, including environmental legislation, natural disasters, terrorism, social unrest and civil disturbances.

In the event of any default under a mortgage loan held by an Investment Fund, the Investment Fund and therefore the Fund will bear a risk of loss of principal to the extent of any deficiency between the value of the collateral and the principal and accrued interest of the mortgage loan, which could have a material adverse effect on the Fund's cash flow from operations. In the event of a default by a borrower on a non-recourse loan, the only recourse for the holder of that investment will be to the underlying asset (including any escrowed funds and reserves) collateralizing the loan. If a borrower defaults on a commercial real estate loan and the underlying asset collateralizing the commercial real estate loan is insufficient to satisfy the outstanding balance of the commercial real estate loan, this may cause a loss of principal or interest for the Investment Fund, Investment Manager and ultimately the Fund. In addition, even if with recourse to a borrower's assets, there may not be full recourse to such assets in the event of a borrower bankruptcy.

Foreclosure of a mortgage loan can be an expensive and lengthy process that could have a substantial negative effect on anticipated returns on the foreclosed mortgage loan. In the event of the bankruptcy of a mortgage loan borrower, the mortgage loan to such borrower will be deemed to be secured only to the extent of the value of the underlying collateral at the time of bankruptcy (as determined by the bankruptcy court), and the lien securing the mortgage loan will be subject to the avoidance powers of the bankruptcy trustee or debtor-in-possession to the extent the lien is unenforceable under state law.

CMBS evidence interests in or secured by a single commercial mortgage loan or a pool of commercial real estate loans. Accordingly, the mortgage-backed securities which the Fund or an Investment Fund invest in are subject to all of the risks of the underlying mortgage loans.

If an Investment Fund makes or invests in mortgage loans and there are defaults under those mortgage loans, the Fund or the Investment Fund may not be able to repossess and sell the underlying properties in a timely manner. The resulting time delay could reduce the value of the investment in the defaulted mortgage loans. An action to foreclose on a property securing a mortgage loan is regulated by state statutes and regulations and is subject to many of the delays and expenses of other lawsuits if the defendant raises defenses or counterclaims. In the event of default by a mortgagor, these restrictions, among other things, may impede the Fund's ability to foreclose on or sell the mortgaged property or to obtain proceeds sufficient to repay all amounts due to the Fund on the mortgage loan.

The Fund or an Investment Fund may invest in B-Notes. A B-Note is a mortgage loan typically (i) secured by a first mortgage on a single large commercial property or group of related properties and (ii) subordinated to an A-Note secured by the same first mortgage on the same collateral. As a result, if a borrower defaults, there may not be sufficient funds remaining for B-Note holders after payment to the A-Note holders. Since each transaction is privately negotiated, B-Notes can vary in their structural characteristics and risks. For example, the rights of holders of B-Notes to control the process following a borrower default may be limited in certain investments. The Fund cannot predict the terms of each B-Note investment and does not have control over the terms of the investments held by an Investment Fund. Further, B-Notes typically are secured by a single property, and so reflect the increased risks associated with a single property compared to a pool of properties.

The Fund or an Investment Fund may invest in mezzanine loans that take the form of subordinated loans secured by a pledge of the ownership interests of either the entity owning the real property or an entity that owns (directly or indirectly) the interest in the entity owning the real property. These types of investments may involve a higher degree of risk than long-term senior mortgage lending secured by income-producing real property because the investment may become unsecured as a result of foreclosure by the senior lender. In the event of a bankruptcy of the entity providing the pledge of its ownership interests as security, the Fund or the Investment Fund may not have full recourse to the assets of such entity, or the assets of the entity may not be sufficient to satisfy the Fund's mezzanine loan. If a borrower defaults on the Fund's mezzanine loan or debt senior to the Fund's loan, or in the event of a borrower bankruptcy, the Fund's mezzanine loan will be satisfied only after the senior debt. As a result, the Fund may not recover some or all of the Fund's investment. In addition, mezzanine loans may have higher loan-to-value ratios than conventional mortgage loans, resulting in less equity in the real property and increasing the risk of loss of principal.

The Fund or Investment Funds may acquire interests in subordinated loans and invest in subordinated mortgage-backed securities. In the event a borrower defaults on a subordinated loan and lacks sufficient assets to satisfy the Fund's loan, there may be a loss of principal or interest. In the event a borrower declares bankruptcy, the holder of the investment may not have full recourse to the assets of the borrower, or the assets of the borrower may not be sufficient to satisfy the loan.

In general, losses on a mortgage loan included in a securitization will be borne first by the equity holder of the property, then by a cash reserve fund or letter of credit, if any, and then by the "first loss" subordinated security holder. In the event of default and the exhaustion of any equity support, reserve fund, letter of credit and any classes of securities junior to those in which held by the Fund or the Investment Funds, the Fund may not be able to recover all of the Fund's investment in the securities purchased. In addition, if the underlying mortgage portfolio has been overvalued by the originator, or if the values subsequently decline and, as a result, less collateral is available to satisfy interest and principal payments due on the related mortgage-backed securities, the securities in which the Fund or the Investment Fund may effectively become the "first loss" position behind the more senior securities, which may result in significant losses to the Fund.

Investments in commercial real estate loans are subject to changes in credit spreads. When credit spreads widen, the economic value of such investments decrease. Even though a loan may be performing in accordance with its loan agreement and the underlying collateral has not changed, the economic value of the loan may be negatively impacted by the incremental interest foregone from the widened credit spread.

Investment in long-term fixed rate debt securities will decline in value if long-term interest rates increase. Additionally, investments in floating-rate debt will be impacted by decreases in interest rates that may have a negative effect on value and interest income. Declines in market value may ultimately reduce earnings or result in losses to the Fund, which may negatively affect cash available for distribution to shareholders.

The value of mortgage-backed securities may change due to shifts in the market's perception of issuers and regulatory or tax changes adversely affecting the mortgage securities market as a whole. Mortgage-backed securities are also subject to several risks created through the securitization process. Subordinate mortgage-backed securities are paid interest only to the extent that there are funds available to make payments. To the extent the collateral pool includes delinquent loans, there is a risk that the interest payment on subordinate mortgage-backed securities will not be fully paid. Subordinate mortgage-backed securities are also subject to greater credit risk than those mortgage-backed securities that are more highly rated.

The decline in the broader credit markets in recent months related to the sub-prime mortgage dislocation has caused the global financial markets to become more volatile and the United States homebuilding market has been dramatically impacted as a result. The confluence of the dislocation in the real estate credit markets with the broad based stress in the United States real estate industry could create a difficult operating environment for owners of real estate in the near term and investors should be aware that the general risks of the Investment Funds investing in real estate may be magnified.

Recent instability in the United States, European and other credit markets also has made it more difficult for borrowers to obtain financing or refinancing on attractive terms or at all. In particular, because of the current conditions in the credit markets, borrowers may be subject to increased interest expenses for borrowed money and tightening underwriting standards. There is also a risk that a general lack of liquidity or other adverse events in the credit markets may adversely affect the ability of issuers in whose securities the Fund invests to finance real estate developments and projects or refinance completed projects.

For example, adverse developments relating to sub-prime mortgages have been adversely affecting the willingness of some lenders to extend credit, in general, which may make it more difficult for companies to obtain financing on attractive terms or at all so that they may commence or complete real estate development projects, refinance completed projects or purchase real estate. It also may adversely affect the price at which companies can sell real estate, because purchasers may not be able to obtain financing on attractive terms or at all. These developments also may adversely affect the broader economy, which in turn may adversely affect the real estate markets. Such developments could, in turn, reduce the number of REITs and reduce the Fund's investment opportunities.

Availability of Investable Assets

Identifying and completing attractive Real Estate-Related Investments is competitive. Other unrelated parties may form additional funds with similar investment objectives to the Fund. In addition, certain Investment Funds, from time to time, may be oversubscribed or closed, and it may not be possible to make investments that have been identified as attractive opportunities. There may be competition for investments of the type in which the Fund intends to invest, and such competition may lead to the Fund obtaining less favorable investment terms than would otherwise be the case or prevent the Fund from making some investments. As a result, there can be no assurance that the Fund will be able to locate attractive investment opportunities that satisfy the Fund's investment objective or realize upon the value of its investments or that the Fund will be able to become fully invested for a significant period of time.

Environmental Risks

The Investment Funds (and therefore the Fund) could face substantial risk of loss from claims based on environmental problems associated with the real estate underlying the Fund's investments. Furthermore, changes in environmental laws or in the environmental condition of an asset may create liabilities that did not exist at the time of the acquisition of such investment by the Fund and that could not have been foreseen. Such laws often impose liability whether or not the owner or operator knew of, or was responsible for, the presence of such environmental condition.

Risk of Undisclosed Liabilities

In addition to the risk of environmental liability attaching to an investment, it is possible that investments acquired by the Fund could be affected by undisclosed matters. In respect of acquired land, the Fund's investment in the Investment Fund that owns such land could be affected by undisclosed matters such as legal easements, leases and all charges on property that have been registered and all charges that the acquiring entity is or should have been aware of at the time of the acquisition. Liability could also arise from the breaches of planning legislation and building regulations. Undisclosed breaches of other statutory regimes such as health and safety, fire and public health legislation that could also give rise to liability. The property owner could also be liable for undisclosed duties payable to municipalities and counties as well as public claims deriving from supply to the property of water, electricity and other utilities and services. It is therefore possible that the Fund could acquire an investment affected by such matters, which may have a material adverse effect on the value of such investments.

Ability to Enforce the Fund's Legal Rights

Certain Investment Funds that invest in foreign jurisdictions may have difficulty in successfully pursuing claims in the courts of foreign jurisdictions to enforce the Fund's rights as an investor therein, as compared to the courts of the United States. Further, to the extent that a judgment is obtained, but enforcement thereof must be sought in the courts of another jurisdiction, there can be no assurance that such courts will enforce such judgment.

The Investment Funds' Foreign Investments Involve Risk of Loss

Foreign investments by the Fund and Investment Funds may be subject to economic, political, regulatory and social risks, which may affect the liquidity of such investments. Foreign ownership of real estate or Real Estate Securities may be restricted, requiring the Investment Funds in which the Fund invests to share the applicable investment with local third party shareholders or investors, and there may be significant local land use and permit restrictions, local taxes and other transaction costs which adversely affect the returns sought by the Fund. These investments may be subject to additional risks relating to adverse political developments (including nationalization, confiscation without fair compensation, civil disturbances, unrest or war) and regulatory risks, which may affect the liquidity of such investments. Further, foreign governments may impose restrictions to prevent capital flight which may, for example, involve punitive taxation (including high withholding taxes) on certain securities, transfers or asset sales or the imposition of exchange controls, making it difficult or impossible to exchange or repatriate the applicable currencies. Foreign investments also are subject to additional risks such as:

•  unfavorable changes in currency rates and exchange control regulations;

•  reduced availability of information regarding foreign companies;

•  different accounting, auditing and financial standards and possibly less stringent reporting standards and requirements;

•  reduced liquidity and greater volatility;

•  difficulty in obtaining or enforcing a judgment;

•  increased brokerage commissions and custody fees; and

•  increased potential for corrupt business practices in certain foreign countries.

In addition to the risks associated with investments in foreign real estate generally, investments in real estate located in particular regions or countries with emerging markets may face those risks to a greater degree and may face the following additional risks, among others:

•  inflation and rapid fluctuations in inflation rates in the economies of certain emerging market countries;

•  high concentration of investors and financial intermediaries;

•  overdependence on exports, particularly with respect to primary commodities, which makes such economies vulnerable to volatile fluctuations in commodity prices; and

•  overburdened infrastructure, such as delays in local postal, transport, banking or communications systems that could cause the Fund to lose rights, opportunities or entitlements and expose it to currency fluctuations.

The Fund does not intend to obtain political risk insurance. Accordingly, actions of foreign governments in the future could have a significant effect on economic actions in their respective countries, which could affect private sector real estate and real estate-related companies and the prices and yields of investments. Exchange control regulations, expropriation, confiscatory taxation, nationalization, political, economic or social instability or other economic or political developments in such countries could adversely affect the assets of the Fund.

Political changes or a deterioration of a foreign nation's domestic economy or balance of trade may indirectly affect the Fund's investment in a particular real estate or real estate related securities in that nation. Moreover, the investments could be adversely affected by changes in the general economic climate or the economic factors affecting real estate or real estate-related industries, changes in tax law or specific developments within such industries or interest rate movements. While the Adviser intends to manage foreign investments in a manner that it believes will minimize the Fund's exposure to such risks, there can be no assurance that adverse political or economic changes will not cause the Fund to suffer losses.

Currency and Exchange Rate Risks

The Fund intends to invest in Investment Funds which invest in real estate and real estate-related securities located in the United States, as well as Asia, Europe and other foreign geographic regions. As a result, the income received by such underlying foreign investments of the Fund is likely to be denominated in currencies other than U.S. dollars. However, the books and records of the Fund are expected to be maintained in, and capital contributions to, and distributions from, the Fund are expected to be made in, U.S. dollars. Accordingly, changes in currency exchange rates between the U.S. dollar and such other currencies may adversely affect the U.S. dollar value of the investments, income, interest and dividends or other distributions received by the Fund, and gains and losses realized on the sale of the investments and the amount of distributions, if any, to be made by the Fund.

In addition, the Fund may incur costs in converting the proceeds from its investments from one currency to another. As a general policy, the Fund does not intend to hedge against currency exchange risk. It is not possible over the life of the Fund to assess the degree to which foreign currencies will be affected by the devaluation thereof relative to the U.S. dollar due to economic conditions or to any managed exchange rate regime employed by the applicable government, but significant depreciation of the currency of a country in which the Fund has underlying investments may adversely impact such investments and/or the Fund's returns from such investments.

The Fund's Use of Leverage Involves Risk of Loss

Although the Fund intends to have the option to borrow after twelve months from its Effective Date, primarily to manage liquidity in connection with its quarterly repurchases, there are significant risks that may be assumed in connection with such borrowings. Investors in the Fund should consider the various risks of financial leverage, including, without limitation, the matters described below. There is no assurance that a leveraging strategy would be successful. Financial leverage involves risks and special considerations for shareholders including:

•  the likelihood of greater volatility of NAV of the Shares than a comparable portfolio without leverage;

•  the risk that fluctuations in interest rates on borrowings and short-term debt that the Fund must pay will reduce the return to the shareholders;

•  the effect of financial leverage in a market experiencing rising interest rates, which would likely cause a greater decline in the NAV of the Shares than if the Fund were not leveraged; and

•  the potential for an increase in operating costs, which may reduce the Fund's total return.

In the event that the Fund would be required to sell assets at a loss, including in order to redeem or pay off any borrowing, such a sale would reduce the Fund's NAV and may make it difficult for the NAV to recover. The Fund nevertheless may continue to use financial leverage if the Adviser expects that the benefits to the shareholders of maintaining the leveraged position likely would outweigh a resulting reduction in the current return.

Certain types of borrowings by the Fund would result in the Fund being subject to covenants in credit agreements relating to asset coverage and Fund composition requirements that are more stringent than those currently imposed on the Fund by the Investment Company Act. In addition, Borrowings by the Fund may be made on a secured basis. The Fund's Custodian will then either segregate the assets securing the Fund's borrowings for the benefit of the Fund's lenders or arrangements will be made with a suitable sub-custodian. If the assets used to secure a borrowing decrease in value, the Fund may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets. In the event of a default, the lenders will have the right, through the Fund's Custodian, to redeem the Fund's investments in underlying Investment Funds without consideration of whether doing so would be in the best interests of the Fund's shareholders. The rights of any lenders to the Fund to receive payments of interest on and repayments of principal of borrowings will be senior to the rights of the Fund's shareholders, and the terms of the Fund's borrowings may contain provisions that limit certain activities of the Fund and could result in precluding the purchase of instruments that the Fund would otherwise purchase.

The use of financial leverage involves financial risk and would increase the exposure of the Fund's investment returns to adverse economic factors such as rising interest rates, downturns in the economy or deterioration in the condition of the investments. There would be a risk that operating cash flow available to the Fund would be insufficient to meet required payments and a risk that it would not be possible to refinance existing indebtedness or that the terms of such refinancing would not be as favorable as the terms of existing indebtedness. Borrowings by the Fund may be secured by any or all of the assets of the Fund, with the consequences that the Fund may lose more than its equity stake in any one investment, and may lose all of its capital.

Investment Fund Leverage

In addition to the financial leverage utilized by the Fund, Investment Funds in which the Fund invests may also utilize financial leverage. The Investment Funds may be able to borrow, subject to the limitations of their charters and operative documents. While leverage presents opportunities for increasing an Investment Fund's total return, it has the effect of potentially increasing losses as well. If income and appreciation on investments made with borrowed funds are less than the required interest payments on the borrowings, the value of the Investment Fund will decrease. Additionally, any event which adversely affects the value of an investment by an Investment Fund would be magnified to the extent such Investment Fund is leveraged. The cumulative effect of the use of leverage by an Investment Fund in a market that moves adversely to such Investment Fund's investments could result in a substantial loss to the Investment Fund which would be greater than if the Investment Fund were not leveraged. The Adviser and Sub-Adviser will seek Investment Funds with a leverage limitation generally in the range of 30% to 65% of their gross asset value at the time incurred, as specified in their charters and operative documents or disclosure documents, as of when the Adviser and Sub-Adviser make their selection of approved managers. Furthermore, the Investment Funds in which the Fund intends to invest generally will be organized as REITs, corporations or other entities that provide that the Fund's risk of loss generally will be limited to the amount of the investment by the Fund.

The Investment Managers May Invest in Equity Securities without Restriction as to Market Capitalization

Certain Investment Managers may invest in equity securities without restriction as to market capitalization, such as those issued by medium-sized and smaller capitalization companies, including micro cap companies and growth stage companies. Those securities, particularly smaller-capitalization stocks, involve higher risks in some respects than do investments in securities of larger companies. The prices of the securities of some of these smaller companies are often more volatile and may be subject to more abrupt or erratic market movements than larger, more established companies, because they typically are more subject to changes in earnings and prospects, among other things. In addition, the risk of bankruptcy or insolvency of many smaller companies (with the attendant losses to shareholders) is higher than for larger, "blue-chip" companies, and, due to thin trading in some small-capitalization stocks, an investment in those securities may be highly illiquid.

Some small companies have limited product lines, distribution channels and financial and managerial resources. Some of the companies in which Investment Funds invest may have product lines that have, in whole or in part, only recently been introduced to market or that may still be in the research or development stage. Such companies may also be dependent on key personnel with limited experience.

Reliance on Key Individuals

The Fund relies on the services of Mark D. Quam, William R. Fuhs, Jr. and Casey Frazier, both as members of the Board and as the Fund's senior officers. See "Directors and Officers – Officers" in the SAI, for a description of each such key personnel's relevant experience. The loss of the services of any of these key personnel could have a material adverse impact on the Fund, because of their relevant knowledge of Real Estate-Related Investments and their familiarity with the Fund's investment objectives, strategies and investment features.

Tax Risk and Compliance with the Requirements to Qualify as a RIC

Special tax risks are associated with an investment in the Fund. The Fund intends to qualify and elect to be treated as a RIC under the Code. As such, the Fund must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements. Each of these ongoing requirements for qualification for the favorable tax treatment available to RICs requires that the Fund obtain information from or about the Investment Funds in which the Fund is invested.

While the Fund is considered a non-diversified fund within the meaning of the Investment Company Act, for the purpose of satisfying certain of the requirements for qualification as a RIC, the Fund will often be required to "look through" to the character of the income, asset diversification and investments held by the Investment Funds. However, unlike registered investment companies, Investment Funds generally are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Adviser to monitor the sources of the Fund's income and the allocation of its assets, and otherwise comply with the Code, and ultimately may limit the universe of Investment Funds in which the Fund can invest. The Fund expects to receive information from each Investment Fund regarding its investment performance on a regular basis.

If before the end of any quarter of its taxable year, the Fund believes that it may fail the asset diversification requirement in order for it to qualify as a RIC, the Fund may seek to take certain actions to avert such a failure. The Fund may try to acquire additional interests in Investment Funds to bring itself into compliance with the asset diversification test. However, the action frequently taken by RICs to avert such a failure, the disposition of non-diversified assets, may be difficult for the Fund to pursue because the Fund may redeem its interest in an Investment Fund only at certain times specified by the governing documents of each respective Investment Fund. While relevant tax provisions afford the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund's ability to effect a redemption from an Investment Fund referred to above may limit utilization of this cure period.

If the Fund fails to satisfy the asset diversification or other RIC requirements, it may lose its status as a RIC under the Code. In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to shareholders. In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund's current and accumulated earnings and profits. Accordingly, disqualification as a RIC may have a material adverse effect on the value of the Fund's Shares and the amount of the Fund's distributions. In addition, the Fund is required each December to make certain "excise tax" calculations based on income and gain information that must be obtained from the underlying Investment Funds. If the Fund does not receive accurate information from the Investment Funds, the Fund risks failing to satisfy the Code's qualification tests and incurring the excise tax on undistributed income. See "Taxes" and, in the SAI, "Tax Aspects."

In addition, the Fund invests in Investment Funds located outside the United States. Such Investment Funds may be subject to withholding tax on their investments in such jurisdictions. Any such withholding tax would reduce the return on the Fund's investment in such Investment Funds. See "Taxes" and, in the SAI, "Tax Aspects."

Distributions to Investors and Payment of Tax Liability

The Fund may distribute at least 90% of its investment income and net short-term capital gains to shareholders in accordance with RIC requirements each year. See "Taxes." Investors will be required each year to pay applicable federal and state income taxes on their respective shares of the Fund's taxable income. Shareholders who reinvest their distributions will nonetheless be obligated to pay these taxes from sources other than Fund distributions.

USE OF PROCEEDS

The net proceeds of this offering of Shares will be up to $750,000,000 excluding payment of the Sales Load by an investor and the estimated offering expenses payable by the Fund. There is no assurance that the Fund will raise such amount. The net proceeds of this offering may be initially invested by the Fund in short-term, high-quality debt securities, money market instruments or money market funds, in addition to, or in lieu of, investments consistent with the Fund's investment objectives and policy and principal strategies as soon as practicable after this offering. If the Fund is delayed in investing the proceeds of this offering, the Fund's initial distribution could consist principally of a return of capital. In addition, the Fund may maintain a portion of the proceeds in cash to meet operational needs, as well as pay for organizational and offering costs associated with the sale of the Fund's Shares. Thus, there can be no guarantee that the Fund will raise $750,000,000 or that it will be able to assemble and achieve a Real Estate-Related Investment portfolio of Investment Funds and Investment Managers with the net proceeds of the initial offering; and as a result, the Fund may be prevented from achieving its objective during any time in which the Fund's assets are not substantially invested in accordance with its principal investment strategies.

THE FUND

The Fund was formed in Delaware on March 10, 2011 and is registered under the Investment Company Act as a non-diversified, continuously offered, closed-end investment company that provides liquidity through a quarterly repurchase policy under Rule 23c-3 of the Investment Company Act. Under the Investment Company Act, "closed-end company" means any management company other than one that is offering for sale or has outstanding any redeemable security of which it is the issuer. Further, under the Investment Company Act, "non-diversified company" means any management company that does not have at least 75% of the value of its total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such management company and to not more than 10% of the outstanding voting securities of such issuer. The Fund is an interval fund that will offer to make quarterly repurchases of Shares at NAV.

The Fund has no operating history. The Fund's investment Adviser is Versus Capital Advisors LLC, a registered adviser under the Advisers Act. The Adviser has not previously advised a registered investment company. The Adviser has engaged Callan Associates Inc., a registered adviser under the Advisers Act, to act as the Fund's investment Sub-Adviser. The Sub-Adviser will assist the Adviser by providing recommendations with regard to Investment Managers and Investment Funds. The Sub-Adviser provides research, education, decision support, and advice to over 280 institutional investors, responsible for nearly $1.0 trillion in total assets.

The Fund's address is 7100 E Belleview Ave, Suite 306, Greenwood Village, Colorado 80111-1632.

INVESTMENT OBJECTIVES, STRATEGIES AND INVESTMENT FEATURES

Investment Objectives

The Fund's primary investment objective is to seek consistent current income, while the Fund's secondary objectives are capital preservation and long-term capital appreciation. The Fund's ability to achieve current income and/or long-term capital appreciation will be tempered by the investment objective of capital preservation. The Fund attempts to achieve these objectives by allocating capital primarily among a select group of Investment Managers. Investment Managers will either (i) manage Investment Funds or (ii) sub-advise a specified portion of the Fund's assets to be invested in Real Estate Securities. The Fund intends to invest at least 80% of its assets in income-producing Real Estate-Related Investments.

The Fund intends to seek diversification by property type, global geography, Investment Manager, and investment strategy. While maintaining a diversified balance of strategies, markets, risks and Investment Managers, it is the intent that over time the Fund's portfolio reflect the broad trends of the real estate market. The Fund's investment strategy seeks to attain portfolio stability and favorable risk-adjusted investment returns with a focus on income and having a low correlation to the publicly-traded equities markets. Although the Fund intends to invest primarily in Investment Funds that invest in real estate, the Fund also intends to invest a portion of its assets in public debt, equity and preferred securities backed principally by real estate, and, to a lesser extent, cash and cash equivalents and other short-term investments. These investments will be managed by Investment Managers acting as sub-advisers delegated by the Adviser. See "Risk Factors."

An investment in the Fund enables shareholders to invest with Investment Managers whose services generally are not available to the investing public or whose Investment Funds may place stringent restrictions on the number and type of persons whose money they will manage. An investment in the Fund also enables shareholders to invest with a number of Investment Managers without incurring the high minimum investment requirements that most Investment Managers typically impose on shareholders. Furthermore, an investment in the Fund also provides the opportunity to indirectly access Real Estate-Related Investments, including, but not limited to, real estate and Real Estate Securities. Investment in the Fund may be appropriate for long-term investors seeking to diversify their investments by pursuing the income and potential growth of global real estate investing.

Unlike registered investment companies, the Investment Funds generally are not obligated by regulations or law to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Adviser and the Sub-Adviser to monitor the sources of the Fund's income and the allocation of its assets, and otherwise comply with the Code, and ultimately may limit the universe of Investment Funds in which the Fund can invest. In order to ensure compliance with all applicable regulatory requirements, the Fund will seek to invest in Investment Funds that utilize private REIT investment vehicles (as defined for federal tax purposes under the Code) as income from such REIT entities would typically comply with the RIC 90% investment income requirement under the Code. See "Taxes." Such Investment Funds generally accept investments on a continuous basis, have quarterly redemptions and do not have a defined termination date. In addition, the Fund's Adviser will delegate to Investment Managers the management of a designated portion of the Fund's assets for investment in Real Estate Securities.

The Fund is a multi-strategy and multi-manager fund that seeks to achieve its investment objective primarily through the selection and monitoring of Investment Funds and Investment Managers which are supported by the Sub-Adviser's research and that the Adviser believes may produce attractive returns over time. The Fund's investment strategy seeks to attain portfolio stability and favorable risk-adjusted investment returns with a focus on income and having a low correlation to the publicly-traded equities markets. The investment strategy is centered around the use of various Investment Managers and Investment Funds seeking to diversify the overall real estate-related investment portfolio by:

•  Geography: asset holdings across North America, Europe, Asia and other geographic regions;

•  Property Type: investments in multi-family, industrial, office, retail, hotel and other property types;

•  Strategy: funds or managers utilizing differing property and securities acquisition, underwriting and management strategies, policies and procedures; and

•  Capital Structure: funds or managers utilizing investments that include debt, preferred stock and equity securities.

The Fund will not leverage or issue preferred shares or debt during its first twelve months of operations following its Effective Date, and thereafter the Fund intends to have the option to use leverage primarily to manage liquidity in connection with repurchases. In each case, the amount that the Fund may borrow will be limited by the provisions of Section 18 of the Investment Company Act, which, among other limitations contained therein relating to the declaration of dividends or distributions, limits the issuance of a "senior security" (as defined in the Investment Company Act) to those instances where immediately after giving effect to such issuance, the Fund will have "net asset coverage" (as defined in the Investment Company Act) of at least 300%. If the Fund does employ financial leverage, the Fund may seek to use commercial paper and/or borrowing available to the Fund. Any financial leverage at the Fund level will be in addition to financial leverage that an Investment Fund may use as part of its capital structure. The interest on borrowings will be at prevailing market rates, to the extent the Fund borrows. See "Risk Factors – The Fund's Use of Leverage Involves Risk of Loss."

The Investment Funds generally will not be registered as investment companies under the Investment Company Act and, therefore, the Fund will not be able to avail itself of the protections of the Investment Company Act with respect to the Investment Funds, including certain corporate governance protections, such as the requirement of having a majority or 50% of the directors serving on a board as independent directors, statutory protections against self-dealings by the Investment Managers, and leverage limitations. Unregistered investment funds, such as the Investment Funds, typically provide greater flexibility than traditional investment funds (e.g., registered investment companies) over the types of assets that may be owned, the types of investment strategies employed, and in some cases, the amount of leverage that can be used. Such funds also are a riskier investment, and investment in such funds is limited to sophisticated persons. The Adviser seeks to construct a portfolio consisting of a wide variety of Investment Funds and Investment Managers that has a low correlation to publicly-traded equities markets and demonstrates a balance of strategies, markets, risks and types of real estate and real estate securities managers. The Adviser seeks to use a variety of Investment Managers that invest and manage Real Estate-Related Investments in diverse markets, utilize different investment strategies, construct varying types of portfolios and layer capital in a manner that is consistent with the risks embedded in their respective investment strategy.

By the time the Fund is fully invested, it intends to invest more than 50% of its assets in Investment Funds that are principally engaged in investing in real estate and real estate-related debt. The Adviser and Sub-Adviser will only select Investment Funds that invest in real estate and/or real estate-related debt and have investment objectives that may not be changed without, at a minimum, a majority consent of the shareholders in each of such Investment Funds. The Fund will additionally seek to engage Investment Managers as sub-advisers for a specified portion of the Fund's assets for the investment in Real Estate Securities. These Investment Funds will operate in a variety of global markets. Underlying equity securities chosen by the Investment Managers and Investment Funds may be listed or unlisted and underlying debt securities may be rated or unrated. The Adviser expects to reallocate the Fund's assets in response to changes in market values and Investment Manager performance. The Adviser aims to maintain a portfolio of investments that includes a variety of strategies, markets and types of Investment Managers. The Fund may also invest excess cash balances in short-term investments deemed appropriate by the Adviser and the Sub-Adviser.

The Investment Funds and the Investment Managers are not affiliated with the Fund, the Adviser or the Sub-Adviser. In general, the Fund will limit to less than 25% of its assets its investment in any one Investment Fund. The Fund either will hold non-voting securities of an Investment Fund or will limit its investment in any Investment Fund to less than 10% of the Investment Fund's voting securities. The Fund will not acquire more than 3% of another RIC's shares. The Fund shall not invest more than 5% of its assets in a single RIC, nor shall it invest in more than 10% of its assets in RICs. The Fund may invest substantially all of its assets in non-voting securities of Investment Funds. The Fund would purchase non-voting securities to avoid being an "affiliate" of an Investment Fund within the meaning of the Investment Company Act. Nonetheless, the Fund may be considered, under certain circumstances, to be an affiliate of the Investment Fund. As such, the Fund might be subject to limitations imposed by the Investment Company Act on purchasing more interests in, or redeeming its interests from, the Investment Fund. The Fund will include the underlying expenses of the Investment Funds as part of its expenses. See "Summary of Fund Expenses."

Investment Funds are pooled investment vehicles, which are typically exempt from registration, that have shareholders, other than the Fund. The Fund will be an investor in the Investment Funds as any typical investor would be. The Fund has been designed to afford the Adviser flexibility to deploy assets in real estate investment strategies it deems appropriate under prevailing economic and market conditions. Accordingly, at any given time, the Fund may not invest in all of the enumerated real estate investment strategies described in this prospectus, and the Fund's investment allocation is not fixed and will likely not be equally weighted. The Adviser may add different investment strategies at its discretion within the real estate sector, consistent with its investment objectives.

Additional information about the types of investments that are expected to be made by the Investment Managers and the Fund is provided below and in the SAI. The Fund's investment objective is a fundamental policy and may not be changed without the approval of shareholders. Except as otherwise indicated, the Fund's investment policies and restrictions are not fundamental and may be changed without a vote of the shareholders. See "Additional Investment Policies – Fundamental Policies" in the SAI.

No assurance can be given that the Fund will achieve its investment objective.

Selection of Investment Managers

The Adviser and the Sub-Adviser follow certain general guidelines when reviewing and selecting Investment Managers. The Adviser and the Sub-Adviser took into consideration the following criteria when selecting the list of approved managers:

•  Assets under management;

•  Length of time in the business;

•  Stability and depth of corporate management;

•  Stability and depth of investment management team;

•  Investment strategy, target returns and leverage limitations;

•  Investment process and research capacity;

•  Existing portfolio composition and valuation;

•  Structure of the Investment Fund and tax considerations – REIT;

•  Historical performance and reputation;

•  Conflicts policies;

•  Reporting and valuation policies/process; and

•  Investor rights and controls.

Although the Adviser will attempt to apply the guidelines consistently, the guidelines involve the application of subjective and qualitative criteria and, the selection of Investment Managers is a fundamentally subjective process. The use of the selection guidelines may be modified or eliminated at the discretion of the Adviser. In addition, some Investment Managers may be newly organized and have no, or only limited, operating histories. However, the Adviser, with the Sub-Adviser's assistance, will endeavor to select Investment Managers whose principals have substantial experience investing assets in real estate. There can be no assurance that the Adviser will be able to access experienced Investment Managers, or Investment Managers that can enable the Fund to meet its objectives. Investment Managers have no affiliations or arrangements with the Fund or the Adviser, other than the fact that the Fund invests in Investment Funds and the Investment Manager is engaged by the Adviser for sub-advisory services associated with the Real Estate Securities as described herein. The Fund is an investor in an Investment Fund, as any typical investor would be.

Other than regulatory limitations applicable to a RIC, the Adviser is not bound by any fixed criteria in allocating assets to Investment Funds. Investment Funds have some flexibility to make investments in accordance with the market environment and employ leverage, as permitted within the operative documents for their investment vehicle and limitations set forth in the Code for operation of a REIT. See "Risk Factors – Investment Funds May Have Heavily Concentrated Investment Holdings" and " – Investment Fund Leverage." The Adviser, with the assistance of the Sub-Adviser, may consider investing in Investment Funds that pursue a wide range of real estate investment strategies and Investment Managers with various real estate securities investment strategies, in the manner the Adviser deems appropriate.

The current investment guidelines, developed by the Adviser, with the Sub-Adviser's assistance, are as follows:

Investment Fund Review. The Adviser will rely on the analysis and due diligence process of the Sub-Adviser in the selection of the appropriate Investment Funds. The Adviser's process for evaluating such funds puts an emphasis on funds with an existing portfolio, the pricing at which investors enter the funds, performance and consistency of the funds and the management teams, the investment managers' investment approaches and processes, the mechanics and structure for entering and exiting the funds, the overall expense ratios of the funds, as well as policies and procedures around the execution of the funds' investment strategies. The goal of this process is to identify a group of high quality Investment Managers and Investment Funds for consideration. The Fund will not invest in Investment Funds that charge a performance or incentive fee.

Interviews and Selection of Investment Managers. The Adviser and Sub-Adviser seek to conduct a multi-step process for review and evaluation of each potential Investment Manager and each potential Investment Fund that includes: (i) an initial meeting with a summary level introduction to the practices, strategy and team for the manager and fund; (ii) a questionnaire and offering material review process to track historical record performance and consistency as well as a sensitivity analysis on a forward looking basis; (iii) an onsite interview with the management team for a full evaluation of the manager's investment evaluation, documentation and decision processes; and (iv) reference calls with parties familiar with the manager and/or the fund. The goal of the due diligence process is to evaluate: (i) the background of the Investment Manager's firm and its managers; (ii) the infrastructure of the Investment Manager's research, evaluation and investment procedures; (iii) the Investment Manager's strategy and method of execution; (iv) the Investment Manager's risk control and portfolio management processes; and (v) the differentiating factors that the Adviser and Sub-Adviser believe give the Investment Manager's Investment Fund an advantage over other investment funds and investment managers.

By combining historical quantitative analysis with a sound knowledge of these key qualitative attributes, the Adviser will attempt to evaluate the Investment Managers' potential for generating sustainable, positive, risk-adjusted returns under a wide variety of market conditions.

Monitoring Investments. Once an Investment Fund or Investment Manager is selected, the Fund and the Adviser, with the assistance of the Sub-Adviser, will continue to review the investment process and performance of the Investment Fund and the Investment Manager. The Adviser, Sub-Adviser and the Board will engage in the necessary due diligence to ensure that the Fund's assets are invested in Investment Funds that provide reports that will enable them to monitor the Fund's investments as to their overall performance, sources of income, asset valuations and liabilities. The Fund and the Adviser, with the assistance of the Sub-Adviser, expect to monitor Investment Funds and Investment Managers through a combination of periodic performance updates, portfolio reports and phone calls and visits from time to time (including at least full Investment Manager reviews on an annual basis). Each of the Investment Funds will provide annual audited financial statements, quarterly unaudited financial statements and additional quarterly financial information that include but are not limited to: (i) financial statements; (ii) a summary of investment holdings; (iii) a summary of liabilities; (iv) the Fund's investment account statement; and (v) updated valuations calculated in accordance with valuation policies that include third party independent appraisals, and in most cases, third party oversight and investor review and input. Additionally, each of the Investment Funds provides its investors with the right to reasonably request additional information and review the books and records of the Investment Fund. The Adviser will utilize the Sub-Adviser's proprietary quantitative database to analyze the risk and return attributes of the Investment Managers. The Adviser will evaluate regularly each Investment Fund and its Investment Manager to determine whether its investment program is consistent with the Fund's investment objective and whether the investment performance is satisfactory. The Adviser, with the assistance of the Sub-Adviser, may reallocate the Fund's assets among the Investment Funds and Investment Managers, redeem its investment in Investment Funds, and/or select additional Investment Managers and Investment Funds.

In addition, once an Investment Manager is selected to sub-advise a specified portion of the Fund's assets for investment in Real Estate Securities, the Fund and the Adviser, with the assistance of the Sub-Adviser, will continue to review the investment process and performance of the Investment Manager. The Adviser, Sub-Adviser and the Board will engage in the necessary due diligence to ensure that the Fund's assets are invested in Real Estate Securities that are consistent with the Fund's investment objective and that the investment performance in such securities is satisfactory. The Adviser may, at its discretion, reallocate the Fund's assets among the Investment Managers, redeem its investment in Real Estate Securities, and/or select additional Investment Managers to sub-advise such specified portion of the Fund's assets.

The performance of each Investment Manager that is managing assets for the Fund typically is compared with the performance of other managers who utilize the same strategy (and who may or may not be currently managing assets for the Fund) and against a market benchmark for strategies similar to the one utilized by the Investment Manager. The reasons for reducing or withdrawing entirely the capital allocated to an Investment Manager may include: (i) the identification by the Adviser of a preferable alternative for investing the capital; (ii) a change in the Investment Manager's strategy or personnel; (iii) a significant change in the amount of assets under the Investment Manager's management; (iv) a decline in performance relative to the performance of other asset managers using the same investment strategy; (v) the development of a conflict of interest or legal issue restricting the scope of a relationship with the Fund or the Adviser; (vi) a decline in the potential for gains on investment in the Investment Manager's market niche; (vii) a failure of the Investment Manager to meet expectations of, or adhere to restrictions on, activities established by the Adviser; (viii) the relative gains or losses in the accounts of different Investment Managers that cause the Fund's allocations among the Investment Managers to become disproportionate or unbalanced with respect to the Adviser's asset allocation models or strategies; (ix) the Fund's need to comply with the asset diversification requirement in order to qualify as a RIC; (x) the Fund's need for liquidity to pay dividends; or (xi) any other reason or determination reached by the Adviser in its discretion, with the assistance of the Sub-Adviser. Because the Adviser expects to regularly review new investment opportunities, capital withdrawn from the management of one Investment Manager generally is expected to be reallocated to another Investment Manager within a short period of time.

List of Approved Managers

The Sub-Adviser has provided the Adviser with a list of certain approved investment managers ("Approved Managers") for the Adviser to consider in connection with investing Fund assets. The list of Approved Managers is as follows:

•  AEW Capital Management, LP was founded in 1981, and provides real estate investment management services to investors worldwide. (www.aew.com)

•  Cornerstone Real Estate Advisers, LLC ("Cornerstone") was founded in 1994 to manage Massachusetts Mutual Life Insurance Company's equity real estate investments. Cornerstone offers its investment services through open and closed end private funds, separate accounts, co-investment programs, joint ventures, and mutual funds. (www.cornerstoneadvisers.com)

•  DEXUS Property Group ("DEXUS") is an Australian Real Estate Investment Trust listed on the Australian Securities Exchange ("ASX") (ASX: DXS). DEXUS manages office, industrial, and retail properties in Australia, New Zealand, the U.S., Canada, France, and Germany for its REIT and unlisted (private) funds. (www.dexus.com)

•  European Investors Incorporated ("EII") has over 25 years of experience investing in commercial real estate and offers domestic, international, regional and global real estate securities capabilities. (www.euroinv.com)

•  Forum Securities Limited ("Forum") was formed in 2009 following the integration of the global real estate securities team of Citi Property Investors with Forum Partners Investment Management. Forum's real estate securities team currently offers a global diversified REIT product, global alpha REIT product, global income product, liquid core product and an emerging markets real estate strategy. (www.forumsecuritiesltd.com)

•  Heitman Capital Management, founded in 1966, is a multi-national real estate investment management firm focused on three areas of real estate: (i) direct investments in real estate, both in the U.S. and

Europe; (ii) investments in publicly-traded securities, REITs, real estate operating companies ("REOCs") and other real estate companies in the U.S., Europe and Asia; and (iii) origination and servicing of debt secured by real estate. (www.heitman.com)

•  Invesco Real Estate was established in 1983 and is a wholly owned subsidiary of INVESCO Ltd., a publicly-traded holding company. Invesco Real Estate offers a variety of equity real estate strategies (public and private), both domestic and international, which vary by strategy and vehicle. With offices in 16 financial centers around the world, Invesco Real Estate focuses on top-down fundamentals and bottom-up local market intelligence. (www.institutional.invesco.com)

•  JP Morgan Real Estate, within J.P. Morgan Asset Management, is one of the oldest and largest real estate investment organizations in the world with over 38 years of experience and real estate assets under management within the U.S., Europe and Asia. The group manages real assets on a global basis in both public and private strategies and has about 370 employees globally with offices in North America, Asia and Europe. (www.jpmorgan.com/pages/retirementrealestate)

•  Security Capital Research & Management, Inc. ("Security Capital"), founded in 1995, is an investment adviser with a focus on investments in real estate securities. Investments are undertaken through the open market purchase of real estate securities as well as through the negotiation and structuring of convertible preferred private placements. (www.securitycapital.com)

•  UBS Global Real Estate ("UBS Realty") was established in 1978 and has provided a wide array of real estate investment management services to clients, including pension funds, public employee retirement systems, foundations, offshore and private investors. UBS Realty is a part of UBS Global Asset Management, a business division of UBS AG, that is a large scale asset manager with well diversified businesses across regions, capabilities and distribution channels. (www.ubs.com/1/e/globalam/)

While the Approved Managers have been reviewed and approved by the Sub-Adviser and accepted by the Adviser, there is no guarantee that any one Approved Manager will receive an allocation of the Fund's assets for investment. When an Approved Manager's Investment Fund is selected, the allocation of assets may vary substantially for each Investment Manager and Investment Fund. Additionally, this is no assurance that an Approved Manager will have the capacity to accept additional assets for management and there may be a delay in the acceptance of such an investment that may change the Fund's ability to utilize an Approved Manager.

Allocations to an Investment Fund may vary over time and the list of Approved Managers may change over time upon the ongoing monitoring of the Sub-Adviser and continuous analysis of alternative real estate managers and real estate securities managers. As noted above, the Fund will limit to less than 25% of its assets its investment in any one Investment Fund. The Fund either will hold non-voting securities of an Investment Fund or will limit its investment in any Investment Fund to less than 10% of the Investment Fund's voting securities.

Investment Strategies of Investment Managers and Investment Funds

Investment Funds and Investment Managers may employ various investment strategies, which involve various types of properties, in different geographic locations, with various risk/reward profiles and differing pieces of the capital structure including equity, debt or preferred securities. The Fund has been designed to afford the Adviser flexibility to deploy assets in real estate investment strategies it deems appropriate under prevailing economic and market conditions. The Fund is not limited in the types of Investment Managers that it may select or the types of investment activities in which they may engage, within the real estate sector and consistent with its investment objectives. The Adviser, with the assistance of the Sub-Adviser, may consider investing in Investment Funds that pursue a wide range of real estate investment strategies and Investment Managers with various real estate securities investment strategies, in the manner the Adviser deems appropriate. The Fund's allocation to these strategies is not fixed and will likely not be equally weighted. The Fund does not charge a performance or incentive fee and additionally, will not invest in Investment Funds that charge a performance or incentive fee.

Direct Real Estate Strategies

Core. The Fund's core strategy generally targets high-quality portfolios with real estate assets that provide relatively lower and more stable returns. Investments are typically located in primary markets and in the main property types (offices, retail, industrial and multi-family). Properties are stable, well-maintained, well-leased and often of the Class A variety. For example, office properties tend to be Class A buildings with investment grade tenants. Multi-family properties are usually in major metropolitan cities with higher rental rates. Retail would typically be more traditional neighborhood and community strip-mall centers, as well as regional and super regional malls. The Adviser believes that warehouse and research and development properties in strong distribution centers typically offer better chances for predictable cash flow within the industrial sector. The Fund intends to identify investments within this strategy that anticipate little or no leverage (0 to 30%) or additional capital investment, maintain relatively stable and high occupancy levels and typically carry premium rents within a market. As an example, a Class A office property may broadly be defined as 100,000 square feet or larger (five or more floors), concrete and steel construction, recently built and/or very well maintained (excellent condition), with business/support amenities and in a strong identifiable location with good access to a primary metropolitan market.

Core Plus. The Fund's core plus strategy seeks moderate risk portfolios with real estate that provides moderate returns. Investments are predominantly core but with an emphasis on a modest value add management approach. A core-plus portfolio requires slightly more complex financial structuring and management intensive focus than core portfolio of investments. Focus is on the main property types, in both primary and secondary markets, in Class A or lower quality buildings that require some form of enhancement (i.e. repositioning, redevelopment and/or releasing). The Fund intends to identify investments within this strategy that anticipate between 30 to 49% leverage and some additional capital investment. In comparison to the Class A example above, a Class B property may be renovated and/or in good condition, potentially smaller in size, in a good location in a primary or secondary metropolitan market.

Value Added. The Fund's value added strategy typically focuses on more aggressive active asset management and often employs more leverage. Investment portfolios typically target lower quality buildings, in both primary and secondary markets in the main property types. Properties are considered value added when they exhibit management or operational problems, require physical improvement, and/or suffer from capital constraints. Buildings often require enhancement to upgrade them to Class A buildings (i.e. redevelopment/repositioning/releasing). The Fund intends to identify investments within this strategy that anticipate between 50 to 65% leverage and additional capital investment.

Real Estate Securities Strategies

Global Real Estate Equities. The Fund's global real estate equities strategy seeks to benefit from national and regional economic growth around the world by investing in REITs and other publicly-traded real estate securities. The market capitalization of global real estate securities is approximately triple that of the United States, and the Adviser believes that there is an upward trend in investing in global real estate, which would provide the Adviser with potential for diversification, competitive total returns and current income. These investments include equity securities issued by U.S. and non-U.S. real estate companies, including REITs and similar REIT-like entities. REIT-like entities are organized outside of the U.S. and have operations and receive tax treatment similar to that of U.S. REITs. The Fund may also invest in securities of foreign companies in the form of ADRs, GDRs and EDRs. The Fund intends to select Investment Mangers that manage portfolios of Real Estate Securities that include companies with strong market positions and employ a risk-managed investment approach that focuses on companies the Investment Managers believe have potential for growth and/or strong income characteristics.

Real Estate Preferred Equities. This Fund's real estate preferred equities strategy seeks high income and capital preservation by investing in preferred stock issues of REITs and other real estate-related companies. The Fund intends to identify Investment Managers that apply a value-oriented investment approach focused on credit quality and company fundamentals. The Fund will seek Investment Managers that evaluate the fundamental characteristics of the issuers, including creditworthiness and prevailing market factors. This approach will take into account an issuer's corporate and capital structures and placement of the preferred securities within that structure.

Real Estate Debt. The Fund's real estate debt strategy seeks to create and maintain, directly and indirectly through Investment Funds, a portfolio of investments that generate a stable income stream of attractive and consistent cash distributions. Investing in commercial real estate loans and other real estate-related securities will emphasize the payment of current returns to investors and preservation of invested capital as primary investment objectives. The Fund intends to identify Investment Funds with Investment Managers that generally focus on the major property types within commercial real estate (multifamily, industrial, office and retail), but the Fund may also seek debt investments in respect of certain other property types with strong credit characteristics. The Fund will include varying investment strategies that include investment and origination of first mortgage loans as well as subordinated debt (B-notes and mezzanine loans), CMBS, participating loans, bridge loans and other secured and unsecured real estate-related debt.

Investing in Institutional Real Estate Equity and Real Estate Securities

Institutional Real Estate Investment Allocations. Allocating a portion of an investment portfolio to commercial real estate may provide investors with multiple benefits, including, but not limited to, income oriented returns, portfolio diversification, attractive risk-adjusted returns and a hedge against inflation. For these reasons, institutional investors such as pension funds and endowments have embraced real estate as a major asset class for purposes of allocations within their investment portfolios. For example, the 2009 National Association of College and University Business Officers (NACUBO) Endowment Study found the average endowment has a 12% allocation to institutional real estate and an overall allocation of 51% to alternative investments, specifically real estate, hedge funds, private equity, venture capital, managed futures and natural resources. The Adviser believes that investing in real estate may help investors achieve long-term portfolio success. As a result, the Fund's objective is to offer a real estate investment option to a broad universe of investors.

A potential investor who meets the conditions imposed by most institutional equity managers could invest directly with such managers; however, these conditions include investment minimums that may be considerably higher than the Fund's minimum investment. The Fund intends to provide investors with access to a broad array of institutional real estate equity fund opportunities. However, the average endowment allocation to real estate and alternative investments may not be appropriate for certain individual investors. Your financial advisor, who is familiar with your investment goals, should review this offering and determine whether the addition of such a real estate investment may add value to your portfolio.

Income Oriented Returns: One important characteristic of real estate investing is that a large percentage of the return provided to investors comes in the form of income rather than capital appreciation. Past performance is not an indication of future performance, provides no guarantee for the future and is not constant over time. The value of your investment may fluctuate and your investment may be worth more or less than its original cost when redeemed. Indices are unmanaged and investors cannot actually make investments in an index.

Diversification & Risk Adjusted Returns: The Adviser believes that one key to constructing successful investment portfolios is diversification into various asset classes, including, but not limited to real estate. In this respect, diversification means to select a collection of investment assets that has lower risk than any individual asset. This is possible because different types of assets often change in value in opposite ways. For example, when the prices in the stock market fall, the prices in the bond market often increase, and vice versa. Adding real estate to a portfolio can provide diversification in an investor's portfolio, potentially reducing portfolio risk or increasing portfolio returns for a given risk.

Investors attempt to balance maximizing portfolio returns and minimizing portfolio volatility. The Adviser, through the assistance of the Sub-Adviser, intends to develop a Real Estate-Related Investment portfolio by investing in Investment Funds that invest in direct real estate investments and publicly-traded real estate securities, including REITs. It is the intent of the Adviser to weight the investment portfolio of the Fund toward Investment Funds that invest in direct real estate investments and have less volatility in their value/pricing.

Inflation Hedge: The Adviser believes that real estate has historically been a good hedge against inflation. Some of the reasons for this include: as inflation occurs the costs to build and/or replace real estate tend to increase, driving prices of real estate higher, the rent charged by the owners of real estate typically increases and leases often include provisions that adjust the rent to be paid to reflect change in inflation.

Strategy Allocation. The Advisor will attempt to indirectly through the Investment Funds and Investment Managers, create a diversified portfolio of real estate and real estate-related assets. With a focus on income and capital stability, it is the intent of the Adviser to weight the investment portfolio of the Fund heavily toward Investment Funds with a Core U.S. and Core-Plus U.S. focus. The Adviser, with the Sub-Adviser's assistance, will continuously evaluate the overall portfolios risk and return parameters and will regularly adjust the investment allocations in order to maintain a portfolio that seeks to meet the stated investment objectives.

The Fund's investment program is speculative and entails substantial risks. There can be no assurance that the Fund's or the Investment Funds' investment objectives will be achieved or that their investment programs will be successful. In particular, an Investment Fund's use of leverage, its sector or geographic focus, its limited diversification and the limited liquidity of some of its investments, in certain circumstances, can result in or contribute to significant losses to the Fund. Shareholders should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. Shareholders could lose some or all of their investment. The current investment themes and the research and investment process presented in this material represent the views of the Adviser at the time this material was completed and are subject to change without notice.

MANAGEMENT OF THE FUND

General

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

Board's Oversight Role in Management

The Board's role in management of the Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily the Adviser, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman of the Board, acting between Board meetings, plans to regularly interact with and receives risk management reports from senior personnel of service providers, including senior managerial and financial officers of the Adviser, the Fund's and the Adviser's Chief Compliance Officer and

portfolio management personnel. The Board's Audit Committee (which consists of all of the Independent Directors) holds regularly scheduled meetings and between meetings the audit committee chair maintains contact with the Fund's independent registered public accounting firm and the Adviser's senior personnel. The Board receives periodic presentations from senior personnel of the Adviser regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment risk areas such as business continuity, anti-money laundering, personal trading, valuation and investment research. The Board also receives reports from counsel to the Fund or counsel to the Adviser regarding regulatory compliance and governance matters.

The Board's oversight role does not make the Board a guarantor of the Fund's investments or activities.

Board Composition and Leadership Structure

The Investment Company Act requires that at least 40% of the Fund's directors not be "interested persons" of the Fund, the Adviser, the Sub-Adviser, the Distributor, the Sub-Distributor, or any affiliate of the Fund, the Adviser, the Sub-Adviser, the Distributor or the Sub-Distributor (the Independent Directors). To rely on certain exemptive rules under the Investment Company Act, a majority of the Fund's directors must be Independent Directors, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the Investment Company Act and/or the rules thereunder require the approval of a majority of the Independent Directors. Four (4) of the Fund's seven (7) directors will be Independent Directors. A majority of the Directors are not "interested persons" of the Fund, the Adviser, the Sub-Adviser, the Distributor, the Sub-Distributor, or any affiliate of any of the foregoing, as defined by the Investment Company Act. The Fund's directors, including its four (4) Independent Directors, will interact directly with senior management of the Adviser at scheduled meetings and between meetings as appropriate. Independent Directors have been designated to chair the Audit Committee and the Nominating Committee, and from time to time one or more Independent Directors may be designated, formally or informally, to take the lead in addressing with management matters or issues of concern to the Board. As a result, the Board has determined that its leadership structure, in which no individual Independent Director has been designated to lead all the Independent Directors, is appropriate in light of the Board's size and the cooperative working relationship among the Independent Directors and among all directors.

Information regarding the Board is set forth below. The Fund has divided the directors into two groups: Independent Directors and directors who are "interested persons," as defined in the Investment Company Act ("Interested Directors"). The address for each director is c/o Versus Global Multi-Manager Real Estate Income Fund LLC, 7100 E Belleview Ave, Suite 306, Greenwood Village, Colorado 80111-1632.

Name	Age	Director Since (1)	Expiration of Term (2)
Independent Directors
Jeffrey A. Jones	52	inception	see footnote
Richard J. McCready	53	inception	see footnote
Matthew T. Murphy	46	inception	see footnote
Paul E. Sveen	49	inception	see footnote
Interested Directors
Mark D. Quam	41	inception	see footnote
William R. Fuhs, Jr.	43	inception	see footnote
Casey Frazier	33	inception	see footnote

(1)  The Fund has not yet commenced operations.

(2)  Each Director will serve for the duration of the Fund, or until his death, resignation, termination, removal or retirement.

Independent Directors

Jeffrey A. Jones has twenty-seven years of real estate investment experience in multiple real estate product types in markets throughout the U.S. Mr. Jones is currently a Principal at SmithJones. Mr. Jones was President and Executive Director of Ameriton Properties Inc. ("Ameriton"), as well as Executive Vice President of Archstone-Smith in Denver, Colorado from 2000 to November of 2007, where he had overall investment, management and asset management responsibility for more than $2.3 billion of apartment investments. Prior to joining Ameriton, Mr. Jones was Senior Vice President with Archstone-Smith in Austin, Texas where he was responsible for Archstone's multifamily acquisition and development activities throughout the central U.S. From 1995 to 1999, Mr. Jones was Senior Vice President of Homestead Village Inc. ("Homestead"), where he directed acquisition and development activities for its limited service extended-stay hotel product throughout the central part of the U.S. Prior to Homestead, Mr. Jones held development positions with Sentre Partners, Stark Companies International, Maclachlan Investment Company and Trammell Crow Company. Mr. Jones received his undergraduate degree from Stanford University.

Richard J. McCready has been involved in commercial real estate investment and finance for over 25 years, gaining experience in capital markets, raising debt and equity capital, innovative transaction structuring, organization building, asset/risk management and value creation in a variety of real estate-related businesses. He is currently an active partner in several ventures, including West 4th Capital Ltda, an investment management firm based in Sao Paulo, Brazil focused on the Brazilian real estate market, and Kearsarge Energy LLC, a Massachusetts-based firm that finances and develops renewable energy projects. Mr. McCready was one of the founders and the Chief Operating Officer of NorthStar Realty Finance Corp. (NYSE: NRF), a publicly?traded, commercial real estate finance company with $6.5 billion of assets under management. At NorthStar Realty Finance Corp., he served on the Investment Committee, where he reviewed all new investments and key asset management decisions and was responsible for capital raising and strategic initiatives. Previously, he served as President, Director, and Chief Operating Officer of NorthStar Capital Investment Corp., a private equity fund specializing in opportunistic growth investments in real estate assets and operating company platforms. Mr. McCready led efforts to complete two separate, highly successful Initial Public Offering ("IPO") spinoffs of the company's largest platform investments – NorthStar Realty Finance Corp. (NYSE:NRF), a commercial real estate finance company, and Morgans Hotel Group (NYSE: MHGC), a boutique hotel company. In addition, he held the positions of President, Director and Chief Operating Officer at First Winthrop Corporation, a private real estate investment management firm that later merged into a public company, Winthrop Realty Trust (NYSE: FUR). Prior to these engagements, Mr. McCready practiced law as an associate at Mintz Levin, P.C., specializing in corporate and real estate finance, including mergers and acquisitions, public and private securities offerings, tax credit syndication, joint ventures and secured and unsecured debt financings. Mr. McCready holds a Bachelor of Arts degree from the University of New Hampshire and a law degree from Boston College Law School.

Matthew T. Murphy has been a Senior Vice President of DCT Industrial Trust (NYSE: DCT) (and its predecessor Dividend Capital Trust), a publicly traded Real Estate Investment Trust, since 2005 and its Treasurer since October 2006. Through October 2006, Mr. Murphy was also its Controller. From February 1998 until joining DCT in April 2003, Mr. Murphy was a Vice President and Controller of Pritzker Residential, LLC ("Pritzker"), a privately-owned, multi-family real estate investment company. Prior to joining Pritzker, Mr. Murphy served in various positions with Security Capital Group and its affiliates, including Archstone-Smith Trust and ProLogis. Prior to joining Security Capital Group, Mr. Murphy was a staff accountant with Coopers and Lybrand. Mr. Murphy holds a Bachelor's degree in Accounting from Colorado State University.

Paul E. Sveen is Chief Executive Officer of Integrated Asset Services Inc. ("IAS"), a position he has held since joining the company in March 2011. IAS, founded 15 years ago, is a mortgage solutions firm with a full suite of valuation, default and due diligence services. Clients range from commercial banks to government agencies to residential mortgage funds. Mr. Sveen is a 19 year veteran of Lehman Brothers, where he was instrumental in building Lehman Brothers' structured finance business into one of Wall Street's leading securitization franchises. While at Lehman Brothers, he led several structured finance business groups, including asset-backed finance, principal finance, asset-backed commercial paper and structured finance client solutions. He was promoted to Managing Director in 1999. In 2004, Mr. Sveen was appointed Chief Administrative Officer of Aurora Loan Services, a wholly-owned subsidiary of Lehman Brothers and one of the leading Alt-A mortgage originators and servicers in the United States at that time. Over the past three years, Mr. Sveen was actively engaged through his consulting firm by several private equity firms to advise on existing portfolio investments and to lead the evaluation of investments in several new business ventures in the mortgage, structured finance and real estate industries. He also worked extensively with banks on capital and liquidity enhancement initiatives, negotiating facility terminations, assignments, restructures and sales. Mr. Sveen has testified before U.S. Government agencies on securitization techniques and standards and was an active speaker at industry-related conferences and guest lecturer at select business schools for 15 years. Mr. Sveen holds a Bachelor of Arts degree in Economics from St. Lawrence University and attended The University of Oslo, Norway.

Interested Directors

Mark D. Quam is a thirteen-year veteran of the real estate investment and securities business. He joined the Adviser as the Chief Executive Officer in 2010. Previously, Mr. Quam was the President, Chief Executive Officer and Founder of Welton Street Investments, LLC and Welton Street Holdings LLC ("Welton Street") from 2005 to 2010. Prior to Welton Street, Mr. Quam, as a partner and senior executive, conceptualized and co-founded both Dividend Capital Trust and Dividend Capital Securities LLC, a private real estate trust and its affiliated distributor, respectively. Before co-founding the Dividend Capital companies, Mr. Quam founded and acted as Chief Executive Officer, for EquityCity.com from 1998 to 2002. Prior to establishing EquityCity.com, Mr. Quam was active in real estate development as a Director of Construction and Project Management for CB Richard Ellis. Mr. Quam holds an undergraduate degree in finance from the University of Arizona and attended the Masters Program in real estate finance and construction at the University of Denver. Mr. Quam is a member of the Financial Industry Regulatory Authority's ("FINRA") National Corporate Finance Committee. Mr. Quam contributes a breadth of industry knowledge to the Board.

William R. Fuhs, Jr. joined the Adviser as Chief Financial Officer and President in 2010. In 2006, Mr. Fuhs partnered with Mr. Quam as the Chief Financial and Operating Officer of Welton Street Holdings from 2006 to 2010, where he was responsible for product development, finance, administration and operations. Prior to Welton Street, Mr. Fuhs held several senior product development and finance positions with the Dividend Capital companies from 2003 to 2005. Mr. Fuhs' prior professional experience, from 1992 to 2003, included various positions within the investment banking division of Merrill Lynch. During his eleven years at Merrill Lynch, Mr. Fuhs was involved in numerous aspects of the business including equity and debt underwriting, asset based financing (including real estate) and mergers and acquisitions. Mr. Fuhs has a Bachelor of Arts degree in Economics from Middlebury College. Mr. Fuhs brings to the Board extensive experience in the financial industry.

Casey Frazier joined the Adviser as the Chief Investment Officer in 2011. Previously, Mr. Frazier was a Senior Vice President of NRF Capital Markets LLC from 2010 to 2011, where he was responsible for product development and due diligence for the firm including helping to develop products to be sold in the retail broker-dealer channel, managing the due diligence process for existing products and overseeing the marketing efforts of the firm. Prior to that Mr. Frazier acted as the Chief Investment Officer for Welton Street Investments, LLC and Welton Street Advisors LLC from 2005 to 2010. In this capacity he reviewed and monitored all prospective securities offerings and investments. This included the review of over $7 billion in private real estate transactions. From 2004 to 2005 he was an Assistant Vice President, Asset Management of Curian Capital LLC ("Curian"), a registered investment adviser. In this capacity, Mr. Frazier helped supervise the asset allocation and money manager selection for Curian's turnkey asset management program. Mr. Frazier helped develop over 300 multi-disciplinary account portfolios. During his tenure he helped the firm grow assets from $200 million to over $1 billion. Previously, Mr. Frazier managed the due diligence process for the National Planning Holdings' ("NPH")

broker/dealer network from 2003 to 2004. NPH is an organization with four separate broker dealers and over 3,000 registered representatives. This process included analyzing all potential investments to be sold within the broker dealer network including; mutual funds, variable annuities, private placements, REITs, hedge funds and derivative products. Mr. Frazier received a Bachelor of Arts degree in American Political Economy from The Colorado College, and has earned the CFA (Chartered Financial Analyst) designation. Mr. Frazier currently holds both Series 7 and Series 24 registrations with FINRA. The Board is aided by Mr. Frazier's strong investment management skills.

Board Participation and Committees

The Board believes that each director's experience, qualifications, attributes or skills gives each director the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The charter for the Board's Nominating Committee contains other factors considered by the Nominating Committee in identifying and evaluating potential Board member nominees. To assist them in evaluating matters under federal and state law, the directors may benefit from information provided by the Fund's or the Adviser's counsel; both Board and Fund counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

Each director serves on the Board for the duration of the Fund, or until his death, resignation, termination, removal or retirement. A director's position in that capacity will terminate if such director is removed, resigns or is subject to various disabling events such as death or incapacity. A director may resign upon 90 days prior written notice to the other directors, subject to waiver of notice, and may be removed either by vote of two-thirds of the directors not subject to the removal vote or vote of the shareholders holding not less than two-thirds of the total number of votes eligible to be cast by all shareholders. In the event of any vacancy in the position of a director, the remaining directors may appoint an individual to serve as a director, so long as immediately after such appointment at least two-thirds of the directors then serving would have been elected by the shareholders. The directors may call a meeting of shareholders to fill any vacancy in the position of a director, and must do so within 60 days after any date on which directors who were elected by the shareholders cease to constitute a majority of the directors then serving. If no director remains to manage the business of the Fund, the Adviser may manage and control the Fund, but must convene a meeting of shareholders within 60 days for the purpose of either electing new directors or dissolving the Fund.

The Chairman of the Board is Mr. Quam. The only standing committees of the Board are the Audit Committee, Nominating Committee, Investment Committee, and Valuation Committee.

The current members of the Audit Committee are Mr. Murphy, Mr. McCready and Mr. Sveen, each of whom is an Independent Director. The current Chairman of the Audit Committee is Mr. Murphy. The function of the Audit Committee is to (1) oversee the Fund's accounting and financial reporting processes, the audits of the Fund's financial statements and the Fund's internal controls over, among other things, financial reporting and disclosure controls and procedures, (2) oversee or assist in Board oversight of the integrity of the Fund's financial statements and the Fund's compliance with legal and regulatory requirements and (3) approve prior to appointment the engagement of the Fund's independent registered public accounting firm and review the independent registered public accounting firm's qualifications and independence and the performance of the independent registered public accounting firm.

The current members of the Nominating Committee are Mr. McCready, Mr. Sveen and Mr. Fuhs. Therefore, a majority of the Nominating Committee consists of Independent Directors. The current Chairman of the Nominating Committee is Mr. McCready. The function of the Nominating Committee, pursuant to its adopted written charter, is to select and nominate persons for election as directors of the Fund. The Nominating

Committee reviews nominations of potential Directors made by Fund management and by Fund shareholders, which includes all information relating to the recommended nominees that is required to be disclosed in solicitations or proxy statements for the election of directors, including without limitation the biographical information and the qualifications of the proposed nominees. The Nominating Committee will consider nomination as it deems appropriate after taking into account, among other things, the factors listed in the charter. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Nominating Committee. The Nominating Committee meets as is necessary or appropriate.

The Investment Committee is comprised of all of the directors, the majority of which are independent. The Current Chairman of the Investment Committee is Mr. Frazier. The function of the Investment Committee, pursuant to its adopted charter, is to oversee the determination of investment strategy and objectives of the Fund, which include (i) the identification of the Sub-Adviser, (ii) the establishment of the policies and procedures for the selection and ongoing due diligence of Investment Funds and Investment Managers and (iii) the approval of any removal or addition of an approved Investment Fund or Investment Manager, including the approval by the Independent Directors.

The current members of the Valuation Committee are Mr. Murphy, Mr. Jones and Mr. Frazier. Therefore, a majority of the Valuation Committee consists of Independent Directors. The current Chairman of the Valuation Committee is Mr. Jones. The function of the Valuation Committee, pursuant to its adopted written charter, is to oversee the policies and procedures for the calculation of the Fund's NAV. The Valuation Committee will review and oversee the policies and reporting of the underlying asset values of the Investment Funds, as well as the portion of the Fund's assets that are sub-advised by Investment Managers.

The SAI provides additional information about the Directors serving on the Board, their compensation and ownership in the Fund (if any).

Executive Officers

Mr. Quam serves as Chief Executive Officer of the Fund. Mr. Fuhs serves as Chief Financial Officer and Mr. Frazier serves as Chief Investment Officer of the Fund.

John Gordon is the Fund's Chief Compliance Officer and Treasurer. Mr. Gordon is a Certified Public Accountant ("CPA") and a Forensic CPA. His 23-year professional background includes 10 years at Madison Capital Management, LLC ("Madison"), an alternative investment management firm specializing in real estate, distressed, natural resources and special situation financial assets. Through May 2006, Mr. Gordon was responsible for the day-to-day activities of Madison's accounting and finance departments. Subsequently, Mr. Gordon managed the asset management department and was a member of the compliance committee and the investment committee. Previously, Mr. Gordon was the Chief Financial Officer for seven public equipment leasing limited partnerships managed by Capital Associates and served as the Corporate Controller for Capital Associates International, Inc. ("Capital Associates"), a public equipment leasing company. Prior to working at Capital Associates, Mr. Gordon's experience included four years as the Corporate Controller of Encore Media Corporation and five years with KPMG, then the largest public accounting firm in the world. Mr. Gordon has extensive experience dealing with accounting, finance, human resources and information technology issues, including participation in and/or overall responsibility for three major computer systems conversions. Mr. Gordon earned a Bachelor of Science degree in Business Administration with an emphasis in accounting from Metropolitan State College, Colorado and attended Masters of Business Administration courses at the University of Colorado at Denver. Mr. Gordon became a CPA in the State of Colorado in 1989 and a Forensic CPA in 2010.

Crystal Daniels is the Fund's Secretary. Mrs. Daniels joined the Adviser as the Senior Vice President of Finance and Operations in 2010. Previous she was the Vice President of Finance of Welton Street Holdings, LLC (Welton Street, as defined above). In this capacity, Mrs. Daniels was responsible for financial projections, statement preparation, balance sheet and bank reconciliations, financial transactions for 12 companies under the corporate umbrella, and compliance with all FINRA financial and net capital requirements. Mrs. Daniels was also responsible for all human resource and payroll related items. Prior to joining Welton Street, Mrs. Daniels served as Accounting Manager for DemandPoint, Inc. In this capacity, Mrs. Daniels led the US and international offices from the day-to-day operations through month and year end close. Prior to working at DemandPoint, Inc., Mrs. Daniels was the Chief Financial Officer of Skiptrak, Inc. In this capacity, Mrs. Daniels was responsible for all aspects of financial reporting, human resources & payroll, taxes, cash & banking, accounts payable, accounts receivable & billing, risk management & insurance, investor relations, strategic planning and capital markets. Mrs. Daniels holds quadruple Bachelor degrees in Business Administration, Financial Accounting, Managerial Accounting and Applied Management and a MBA with an emphasis is Management from National American University. She received top honors, receiving the Gold Key Award from the Colorado Society of Certified Public Accountants. Mrs. Daniels currently holds a series 28 license with the NASD.

The SAI provides additional information about the Executive Officers of the Fund.

Adviser and Investment Management Fee

The Board has engaged the Adviser to provide investment advice to, and manage the day-to-day business and affairs of, the Fund, in each case under the ultimate supervision of and subject to any policies established by the Board, pursuant to an investment management agreement entered into between the Fund and the Adviser, dated as of the Effective Date (the "Investment Management Agreement"). The Adviser, with the assistance of the Sub-Adviser, allocates the Fund's assets and, thereafter, evaluates regularly each Investment Manager to determine whether its investment program is consistent with the Fund's investment objective and whether its investment performance is satisfactory. The Adviser may, at its discretion, reallocate the Fund's assets among the Investment Managers and Investment Funds, terminate or redeem investments from existing Investment Managers/Investment Funds and select additional Investment Managers/Investment Funds subject to review and approval of the Board of Directors. The Adviser also provides certain administrative services to the Fund, including: providing office space, handling of shareholder inquiries regarding the Fund, providing shareholders with information concerning their investment in the Fund, coordinating and organizing meetings of the Board and providing other support services. The Adviser will perform its duties subject to any policies established by the Board. If an exemptive relief order is obtained from the SEC, the Adviser may enter into sub-advisory relationships with registered investment advisers that possess skills that the Adviser believes will aid it in achieving the Fund's objectives without the approval of a majority (as defined under the Investment Company Act) of the Fund's outstanding voting securities pursuant to the Investment Company Act.

In consideration for all such services, the Fund will pay the Adviser a quarterly Investment Management Fee at an annual rate of 0.95% of the Fund's NAV, which will accrue daily on the basis of the average daily NAV of the Fund. The Investment Management Fee will be paid to the Adviser out of the Fund's assets. The Investment Management Fee is in addition to the asset-based fees charged by the Investment Funds and by the Investment Managers in their capacity as sub-advisers investing a specified portion of the Fund's assets in Real Estate Securities. See "Summary of Fund Expenses." The Fund is not obligated, by regulation or otherwise, to compensate the Sub-Adviser; the Adviser will pay the Sub-Adviser from its Investment Management Fee. Because the Investment Management Fee is calculated based on the Fund's daily NAV, and is paid out of the Fund's assets, it reduces the NAV of the Fund. The Investment Management Fee is payable in arrears on a quarterly basis.

The Adviser may waive some or all of its Investment Management Fee to limit the total operating expenses of the Fund to a specified level. These arrangements will be at the sole discretion of the Adviser and may be terminated at any time. The Fund shall not accrue and reimburse the Adviser for any such waivers. The Investment Management Fee, without reflecting voluntary waivers or reimbursements, is shown in the "Summary of Fund Expenses."

The Adviser, formerly Welton Street Advisors LLC, a Delaware limited liability company and an investment adviser registered in the State of Colorado that primarily advises charitable investment vehicles with limited assets under management, was formed as a Delaware limited liability company on March 16, 2007. In addition to the Fund, the Adviser provides investment advisory services to private funds that take the form of charitable pooled income funds, as defined under section 642(c)(5) of the Code. The Adviser has not previously advised a registered investment company. The Adviser does not believe that it has any conflicts of interest in allocating investment opportunities to the Fund. See "Conflicts of Interest" in the SAI. The Adviser has recently registered with the SEC as an investment adviser under the Advisers Act. The Adviser's offices are located at 7100 E. Belleview Ave, Suite 306, Greenwood Village, Colorado 80111-1632, and the Adviser's telephone number is (303) 895-3773.

The Investment Management Agreement will be approved by the Board, including each Independent Director, on or before the Effective Date, and will also be approved on such date by the then sole shareholder of the Fund. The Investment Management Agreement may be terminated at any time by vote of the Board or by a vote of a majority of the Fund's outstanding voting securities on sixty days' written notice to the Adviser or by the Adviser on sixty days' written notice to the Fund. The Investment Management Agreement has an initial term that expires two years after the Fund commences investment operations. Thereafter, the Investment Management Agreement will continue in effect from year to year if its continuance is approved annually by either the Board or the vote of a majority of the outstanding voting securities of the Fund, provided that, in either event, the continuance also is approved by a majority of the Independent Directors of the Board by a vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement also provides that it will terminate automatically in the event of its "assignment," as such term is defined in the Investment Company Act.

The Investment Management Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence by the Adviser of its obligations to the Fund or reckless disregard of its obligations under the Investment Management Agreement, the Adviser and any member, director, officer or employee of the Adviser, or any of their affiliates, will not be liable to the Fund for any error of judgment, mistake of law or any act or omission by such person in connection with the performance of services to the Fund. The Investment Management Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund of the Adviser, and any member, director, officer or employee of the Adviser, and any of their affiliates, against any liability or expense to which such person may be liable which arises in connection with the performance of services to the Fund, provided that the liability or expense is not incurred by reason of the person's willful misfeasance, bad faith or gross negligence or reckless disregard of its obligations to the Fund.

Key Personnel of the Adviser

The management of the Fund's investment portfolio will be the responsibility of the Adviser and the Adviser's Investment Committee, which is currently led by Mr. Frazier. The other members of the Adviser's Investment Committee are Mr. Quam, Chief Executive Officer of the Adviser and Mr. Fuhs, Chief Financial Officer and President. The senior executives of the Adviser have substantial experience with the establishment, underwriting and management of investment products consisting primarily of real estate investment products and real estate-related securities. For more information regarding the relevant business experience of Mr. Frazier, Mr. Quam and Mr. Fuhs, see "Management of the Fund – Board Composition and Leadership Structure and " – Interested Directors."

The Adviser's Investment Committee must unanimously approve each new investment that the Fund makes. The members of the Adviser's Investment Committee will not be employed by the Fund and will receive no direct compensation from the Fund in connection with their portfolio management activities. Pursuant to an investment sub-advisory agreement, the Sub-Adviser will provide assistance to the Adviser in identifying Investment Managers and making recommendations of Investment Funds for approval by the Adviser. In addition, the Sub-Adviser will provide monitoring of the Fund's Investment Managers and Investment Funds on an ongoing basis, including quarterly performance summaries.

Sub-Adviser

The Adviser has engaged the Callan Associates Inc., a registered adviser under the Advisers Act, to act as the Fund's investment Sub-Adviser. Unless an exemptive relief order is obtained from the SEC, the Adviser shall not replace Callan Associates Inc., as the Sub-Adviser without the approval of a majority (as defined under the Investment Company Act) of the Fund's outstanding voting securities pursuant to the Investment Company Act. The Sub-Adviser will assist the Adviser in identifying Investment Managers and Investment Funds for the Fund and will make investment recommendations for approval by the Adviser, according to asset allocation, return expectations and other guidelines set by the Adviser with the oversight of the Board. The Fund has no obligations to pay any fees or expenses associated with the Sub-Adviser or any other sub-advisory relationships. The Adviser shall pay all fees and expenses associated with the sub-advisory agreement.

The Sub-Adviser is one of the largest independently-owned investment consulting firms in the United States. Headquartered in San Francisco, with offices across the country, the Sub-Adviser provides research, education, decision support, and advice to over 280 institutional investors, responsible for managing nearly $1.0 trillion in total assets, including providing non-discretionary advice. As sub-adviser, the Sub-Adviser will utilize its experience evaluating private and public real estate and real estate securities asset managers and make recommendations to the Adviser in a manner that is consistent with its ongoing institutional consulting and monitoring processes.

As of the date of this Prospectus, the Sub-Adviser is an independent firm, with over 60 owner-employees, that provides investment consulting services to public and private pension plan sponsors, endowments, foundations, operating funds, investment management firms and financial intermediaries. The firm employs over 150 associates with a goal to assist more than 280 clients make better business and investment decisions. Research is the Sub-Adviser's core competency and supports every step of the investment process for its client assignments. The Sub-Adviser's proprietary Global Manager Research Database is a vital source of data. The Sub-Adviser works together with investment managers to collect and analyze this information to best serve its fund sponsor clients.

The Sub-Adviser conducts manager due diligence through electronic data collection, communication from investment managers on organizational and product updates, meetings with managers in its offices and on-site visits. The Sub-Adviser's Global Manager Research Database – one of the largest and most comprehensive in the industry – covers more than 1,200 organizations, 6,000 distinct products. Database inclusion is open to all of its investment manager clients at no incremental cost. The Sub-Adviser has been helping clients select investment managers for more than three decades. Its manager search process goes beyond the cursory look at past performance by incorporating both quantitative and qualitative evaluations of an investment management organization. The Sub-Adviser conducts approximately 150 to 200 searches per year across all asset classes. Over the last five years, the Sub-Adviser has conducted over 900 searches representing more than $160 billion in assets. Each search is tailored to meet their client's investment objectives and undergoes a disciplined process – a blend of quantitative and qualitative evaluation and quality peer oversight.

The Sub-Adviser's manager search process is disciplined and customized. They do not maintain rankings or a buy list. The process employs a formal peer review committee to ensure the Sub-Adviser's work reflects the best thinking across the firm and leverages the knowledge of both research specialists and fund sponsor consultants.

In addition to the manager search process, the Sub-Adviser will provide an array of consultancy services to the Adviser including the following:

Expense Limitation and Reimbursement Agreement

The Adviser has voluntarily entered into an Expense Limitation and Reimbursement Agreement with the Fund for a twelve-month term commencing on the Effective Date (the Limitation Period), which limits the amount of Specified Expenses borne by the Fund during the Limitation Period to an amount not to exceed 1.25% per annum of the Fund's net assets (the Expense Cap). There is no recoupment of these Specified Expenses. Specified Expenses includes all expenses incurred in the business of the Fund, provided that the following expenses are excluded from the definition of Specified Expenses: (i) the Investment Management Fee, (ii) fees of the Investment Funds in which the Fund invests, (iii) brokerage costs, (iv) interest payments, (v) extraordinary expenses, and (vi) taxes (as determined in the sole discretion of the Adviser). During the Limitation Period, in the event that the Fund bears Specified Expenses that exceed the Expense Cap, the Adviser will reimburse the Fund for any such expenses paid or borne by the Fund.

After expiration of the Limitation Period, the Adviser also may reimburse expenses of the Fund from time to time to help it maintain competitive expense ratios. These arrangements will be at the sole discretion of the Advisor and may be terminated at any time. The Investment Management Fee, without reflecting voluntary waivers or reimbursements, is shown in the fee tables in the Fund's summary information. There is no recoupment by the Adviser of these expenses.

Other Expenses of the Fund

The Fund will bear all expenses incurred in the business of the Fund, other than those specifically required to be borne by the Adviser and other service providers pursuant to their agreements with the Fund. Expenses to be borne by the Fund include:

•  all costs and expenses related to portfolio transactions and positions for the Fund's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, custodial fees, shareholder servicing fees, margin fees, transfer taxes and premiums and taxes withheld on foreign dividends, and expenses from investments in Investment Funds;

•  all costs and expenses associated with the organization of the Fund, and all costs and expenses associated with operation and registration of the Fund, offering costs and the costs of compliance with any applicable federal or state laws;

•  the costs and expenses of holding any meetings of the Board that are regularly scheduled, permitted or required to be held under the terms of the LLC Agreement, the Investment Company Act or other applicable law;

•  fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Fund;

•  the costs of a fidelity bond and any liability or other insurance, including directors and officers insurance, obtained on behalf of the Fund, the Adviser, BNY Mellon or the Board;

•  all costs and expenses associated with the selection of Investment Managers and investment in Investment Funds, including due diligence and travel-related expenses;

•  all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders;

•  all expenses of computing the Fund's NAV, including any equipment or services obtained for the purpose of valuing the Fund's investment portfolio, including appraisal and valuation services provided by third parties;

•  all charges for equipment or services used for communications between the Fund and any custodian, or other agent engaged by the Fund;

•  the fees of BNY Mellon and of custodians and other persons providing administrative services to the Fund;

•  gross expenses; and

•  such other types of expenses as may be approved from time to time by the Board.

The Fund will reimburse the Adviser for any of the above expenses that it pays on behalf of the Fund. Such expenses may be accrued by the Adviser prior to the Fund issuing shares and during the Limitation Period when the Adviser reimburses the Fund for any expenses exceeding the Expense Cap. Such accrued expenses shall be amortized and reimbursed by the Fund over a three year term.

Additional Administrative and Custodial Services

BNY Mellon performs certain administrative and accounting services and investor services for the Fund and the Adviser. In consideration for these services, the Fund pays BNY Mellon an annual fee, which will accrue daily on the basis of the average daily NAV of each shareholder's Shares as of each fiscal period, subject to a minimum quarterly fee, and will reimburse certain of BNY Mellon's expenses.

In addition, BNY Mellon acts as the Fund's Transfer Agent, maintains the Fund's accounts, books and other documents required to be maintained under the Investment Company Act at 8800 Tinicum Boulevard, Suite 200, Philadelphia, Pennsylvania 19153, or at such other place as designated by the Adviser.

Bank of New York Mellon acts as the Custodian for the Fund's assets.

SHAREHOLDER SUITABILITY

An investment in the Fund involves a considerable amount of risk. You may lose money or your entire investment in the Fund. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. Before making your investment decision, you and/or your personal financial adviser should (i) consider the suitability of this investment with respect to your investment objectives and personal situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs. The Fund should be considered to be an illiquid investment. You will not be able to redeem your Shares on a daily basis because the Fund is a closed-end fund. In addition, while the shareholder has a limited ability to transfer or resell Shares pursuant to the provisions of the LLC Agreement, the Fund's Shares are not traded on an active market and liquidity will be provided only through limited Repurchase Offers described in this Prospectus. See "Risk Factors – Shareholders Will Have Only Limited Liquidity."

If you are a long-term investor looking to diversify your investments by pursuing the income and potential growth of global real estate investing, then this Fund may be right for you. It is intended for investors who are aware that investing in real estate equities involves special risks linked to the real estate market, including declines in the value of real estate, changes in the value of the underlying property, and defaults by borrowers and potential risk of loss. Foreign investing entails the risk that returns may be reduced by currency fluctuations.

HOW TO PURCHASE SHARES

The Fund offers Shares continuously. You may purchase Shares of the Fund from any Selling Agent by submitting an order to purchase Shares on any day that the New York Stock Exchange (the "NYSE") is open for business (each, a "Business Day"). The Selling Agent can help you establish and maintain an account with such

Selling Agent and purchase Shares of the Fund for such account. The Fund has authorized Selling Agents to receive purchases of Shares or repurchase orders in response to a Repurchase Offer, on its behalf. Once a Selling Agent has determined that your investment in the Fund is suitable for your investment profile, such Selling Agent shall submit a purchase order for Shares to the Sub-Distributor. Generally, the minimum initial investment in the Fund is Shares with an initial value of at least $10,000, which minimum may be reduced for certain investors, based on their aggregate investment amount. The Shares are initially offered at an NAV per Share of $25 as of the Effective Date and, thereafter the Shares will be offered on a continuous basis and may be purchased at the Fund's NAV per Share as of the date that the request to purchase shares is received and accepted by or on behalf of the Fund. Shareholders shall not pay a Sales Load for such shareholder's investment in the Fund.

The Uniting and Strengthening America by Providing Appropriate Tools Required to Obstruct Terrorism Act (commonly referred to as the US Patriot Act) may require a Selling Agent or its authorized designee to obtain certain personal information from you, which will be used to verify your identity. If you do not provide information, it may not be possible to open your account. If the Selling Agent or authorized designee is unable to verify your customer information, the Fund reserves the right to close your account or take other steps it deems reasonable.

REPORTS TO SHAREHOLDERS

The Fund will send out periodic investment reports to all investors, including annual audited financial statements. In order to reduce duplicative mail and fees and expenses of the Fund, the Fund may, in accordance with applicable law, send a single copy of the Fund's Prospectus and shareholder reports to your household even if more than one family member in your household owns shares of the Fund. Additional copies of the Prospectus and shareholder reports may be obtained by calling 1-877-343-7916. If you do not want to consolidate your Fund mailings and would prefer to receive separate mailings at any time in the future, please call the number above and the Fund will furnish separate mailings, in accordance with instructions, within 30 days of your request.

DISTRIBUTION POLICY AND DIVIDEND REINVESTMENT PLAN

Although the Fund cannot state with certainty when distributions will commence, once the Fund's initial distribution has been made, the Fund intends to make regular quarterly distributions to the shareholders of all or a portion of any dividends or investment income it earns on investments. In addition, the Fund will make regular distributions to the shareholders of all or a portion of capital gains distributed to the Fund by Investment Funds and capital gains earned by the Fund from the disposition of Investment Funds, together with any dividends or interest income earned from such investments. The Fund will establish reasonable reserves to meet Fund obligations prior to making distributions.

All distributions paid by the Fund will be reinvested in additional Shares of the Fund unless a shareholder "opts out" (elects not to reinvest in Shares), pursuant to the Fund's Dividend Reinvestment Policy. A shareholder may elect initially not to reinvest by indicating that choice on a shareholder certification. Thereafter, a shareholder is free to change his, her or its election on a quarterly basis by contacting BNY Mellon (or, alternatively, by contacting the Selling Agent that sold such shareholder his, her or its Shares, who will inform the Fund). Shares purchased by reinvestment will be issued at their NAV on the ex-dividend date. There is no Sales Load or other charge for reinvestment. The Fund reserves the right to suspend or limit at any time the ability of shareholders to reinvest distributions. The automatic reinvestment of dividends and capital gain distributions does not relieve participants of any U.S. federal income tax that may be payable (or required to be withheld) on such distributions. See "Taxes."

QUARTERLY REPURCHASES OF SHARES

The Fund has adopted a fundamental policy that it will make quarterly Repurchase Offers for no less than 5% of its shares outstanding at NAV, unless suspended or postponed in accordance with regulatory requirements (as discussed below), and that each quarterly repurchase pricing shall occur on the 14th day after the Repurchase Request Deadline (defined below), or the next Business Day if the 14th is not a Business Day (each a "Repurchase Pricing Date"). Because this policy is "fundamental," it may not be changed without the vote of the holders of a majority of the Fund's outstanding voting securities. Shares will be repurchased at the NAV per Share determined as of the close of regular trading on the NYSE on the Repurchase Pricing Date. The Fund expects its initial Repurchase Offer will be during the second calendar quarter of 2012.

Shareholders will be notified in writing about each quarterly Repurchase Offer, how they may request that the Fund repurchase their shares and the Repurchase Request Deadline, which is the date the Repurchase Offer ends. The Repurchase Request Deadline will be determined by the Board and will be based on factors such as market conditions, liquidity of the Fund's assets and shareholder servicing conditions. The time between the notification to shareholders and the Repurchase Request Deadline may vary from no more than 42 days to no less than 21 days. The repurchase price of the shares will be the NAV as of the close of regular trading on the NYSE on the Repurchase Pricing Date. Payment pursuant to the repurchase will be made by checks to the shareholder's address of record, or credited directly to a predetermined bank account within seven days of the Repurchase Pricing Date (the "Repurchase Payment Deadline"). The Board may establish other policies for repurchases of shares that are consistent with the Investment Company Act and other pertinent laws. Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. Repurchase proceeds, net of any repurchase fee, will be paid to shareholders prior to the Repurchase Payment Deadline.

Repurchase Amounts

The Board, or a committee thereof, in its sole discretion, will determine the number of shares that the Fund will offer to repurchase (the "Repurchase Offer Amount") for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be no less than 5% of the total number of shares outstanding on the Repurchase Request Deadline.

If Share repurchase requests exceed the number of Shares in the Fund's Repurchase Offer, the Fund may, in its sole discretion (i) repurchase the tendered Shares on a pro rata basis or (ii) increase the number of Shares to be repurchased by up to 2.0% of the Fund's outstanding Shares. As a result, tendering shareholders may not have all of their tendered Shares repurchased by the Fund.

A shareholder who tenders some, but not all, of such shareholder's Shares for repurchase as of a Repurchase Pricing Date will be required to maintain a minimum aggregate NAV of shares equal to $10,000. The Fund reserves the right to reduce the amount to be repurchased from a shareholder as of a Repurchase Pricing Date so that the required minimum aggregate NAV of shares is maintained. Upon request by a shareholder, the Board may permit a shareholder to cancel a shareholder's tender of Shares, if such cancellation is determined by the Board to be in the best interest of the Fund.

A shareholder who tenders for repurchase such shareholder's Shares during the first year following such shareholder's initial capital contribution will be subject to a fee of 2.00% of the value of the Shares repurchased by the Fund, payable to the Fund (an "Early Withdrawal Charge"). The Board may, in certain limited instances where the Board has determined that the remaining shareholders will not be materially and adversely affected or prejudiced, waive the imposition of the Early Withdrawal Charge. Any such waiver does not imply that the Early Withdrawal Charge will be waived at any time in the future or that such Early Withdrawal Charge will be waived for any other shareholder.

Notice to Shareholders

Notice of each Repurchase Offer will be given to each beneficial owner of Shares between 21 and 42 days before each Repurchase Request Deadline. The notice will contain information shareholders should consider in deciding whether or not to tender their Shares for repurchase. The notice will also include detailed instructions on how to tender Shares for repurchase. The notice will state the Repurchase Offer Amount. The notice will also identify the dates of the Repurchase Request Deadline, scheduled Repurchase Pricing Date, and scheduled Repurchase Payment Deadline. The notice will describe the risk of fluctuation in the NAV between the Repurchase Request Deadline and the Repurchase Pricing Date, if such dates do not coincide, and the possibility that the Fund may use an earlier Repurchase Pricing Date than the scheduled Repurchase Pricing Date (if the scheduled Repurchase Pricing Date is not the Repurchase Request Deadline). The notice will describe (i) the procedures for shareholders to tender their Shares for repurchase, (ii) the procedures for the Fund to repurchase Shares on a pro rata basis, (iii) the circumstances in which the Fund may suspend or postpone a Repurchase Offer, and (iv) the procedures that will enable shareholders to withdraw or modify their tenders of Shares for repurchase until the Repurchase Request Deadline. The notice will set forth the NAV that has been computed no more than seven days before the date of notification, and how shareholders may ascertain the NAV after the notification date.

Repurchase Price

The repurchase price of the shares will be the NAV as of the close of regular trading on the NYSE on the Repurchase Pricing Date. The notice of the Repurchase Offer will also provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the Repurchase Offer.

Suspension or Postponement of Repurchase Offer

The Fund may suspend or postpone a Repurchase offer only: (a) if making or effecting the Repurchase Offer would cause the Fund to lose its status as a regulated investment company under the Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

Liquidity Requirements

The Fund must maintain liquid assets equal to the Repurchase Offer Amount from the time that the notice is sent to shareholders until the Repurchase Pricing Date. The Fund will ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of assets that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline.

The Board will adopt procedures that are reasonably designed to ensure that the Fund's assets are sufficiently liquid so that the Fund can comply with the Repurchase Offer and the liquidity requirements described in the previous paragraph. If, at any time, the Fund falls out of compliance with these liquidity requirements, the Board will take whatever action it deems appropriate to ensure compliance.

Consequences of Repurchase Offers

Repurchase Offers will typically be funded from available cash or sales of portfolio securities. Payment for repurchased shares, however, may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would, thus increasing the Fund's portfolio turnover and potentially causing the Fund to realize losses. The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of Shares. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares in a Repurchase Offer by increasing the Fund's expenses and reducing any net investment income. To the extent the Fund finances repurchase amounts by selling Fund investments, the Fund may hold a larger proportion of its assets in less liquid securities. Also, the sale of portfolio securities to finance repurchases could reduce the market price of those underlying securities, which in turn would reduce the Fund's NAV.

Repurchase of the Shares will tend to reduce the amount of outstanding shares and, depending upon the Fund's investment performance, its net assets. A reduction in the Fund's net assets would increase the Fund's expense ratio, to the extent that additional Shares are not sold and expenses otherwise remain the same (or increase). In addition, the repurchase of Shares by the Fund will be a taxable event to shareholders.

The Fund is intended as a long-term investment. The Fund's quarterly Repurchase Offers are a shareholder's only means of liquidity with respect to his, her or its Shares. Shareholders have no rights to redeem or transfer their Shares, other than limited rights pursuant to certain conditions and restrictions in the LLC Agreement. The Shares are not traded on a national securities exchange and no secondary market exists for the Shares, nor does the Fund expect a secondary market for the Shares to exist in the future.

CALCULATION OF NET ASSET VALUE

The Fund calculates NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). If the NYSE closes early, such as on days in advance of holidays generally observed by the NYSE, the Funds will calculate NAV as of such earlier closing time. The NAV of the Fund will be equivalent to its assets less its liabilities valued on the basis of market quotations where available and otherwise in accordance with the policies and procedures as discussed below and specifically in the Fund's Valuation Policy. The NAV of the Fund and the NAV per Share generally will be calculated by BNY Mellon daily in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board.

Net Asset Valuation – Real Estate Securities

The Fund's Adviser will delegate for sub-advisory a designated portion of the Fund's assets to Investment Managers for investment in Real Estate Securities. Investments in securities that are listed on the NYSE are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the Business Day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price. Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the Business Day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. If, after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be valued pursuant to procedures established by the Board.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter, are valued at the official closing prices as reported by sources as the Board deems appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board to reflect the fair market value of such securities.

Securities for which market prices are unavailable, or securities for which the Adviser determines that the bid and/or asked price does not reflect market value, will be valued at fair value pursuant to procedures approved by the Board. Circumstances in which market prices may be unavailable include, but are not limited to, trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund's use of fair value pricing may cause the NAV of the Shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of such security. Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing NAV.

Net Asset Valuation – Investment Funds

The Board has approved procedures pursuant to which the Fund will value its investments in Investment Funds at fair value. In accordance with these procedures, the Adviser and the Board shall use best efforts to ensure that each Investment Manager has in place policies and procedures that are generally consistent with the practices provided for in the Real Estate Information Standards ("REIS") as established and amended by the National Council of Real Estate Investment Fiduciaries ("NCRIEF") in conjunction with the Pension Real Estate Association ("PREA"), or comparable standards which may apply. REIS provides underlying principles behind the disclosure of reliable information with adequate policies and practices that include, but are not limited to the following:

•  Property valuation standards and policy that are expected to be applied consistent with GAAP principles fair value and uniform appraisal standards or such comparable standards as may apply to international managers. Real estate investments are required to be valued, (a) internally (by the Investment Manager) with third party (preferably an accounting or valuation firm) oversight to assure the reasonableness of and compliance with valuation policies, at least quarterly and (b) externally by an appraiser or other third party, preferably once annually, but at least once every 36 months. Furthermore, the valuations should be performed with impartiality, objectivity and independence, and with control to demonstrate they have been completed fairly. This includes the maintenance of records of methods and techniques for valuation with sufficient documentation to understand the scope of work completed.

•  Market Value Accounting and Reporting Standards including the production of quarterly financial statements and annual audited financials. This also incorporates quarterly performance measurement and reporting standards for every asset held by the Investment Fund.

Before investing in any Investment Fund, the Adviser and the Board will conduct a due diligence review of the valuation methodology utilized by the Investment Fund, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that the Adviser reasonably believes to be consistent with (but not necessarily the same as) those used by the Fund for valuing its own investments. After investing in an Investment Fund, the Adviser will monitor the valuation methodology used by the Investment Manager.

As a general matter, the Fund bases its NAV on valuations of its interests in the Investment Funds provided by the Investment Managers and their agents. These fair value calculations will involve significant professional judgment by the Investment Managers in the application of both observable and unobservable attributes, the calculated net asset values of the Investment Funds' assets may differ from their actual realizable value or future fair value. Valuations will be provided to the Fund based on the interim unaudited financial records of Investment Funds, and, therefore, will be estimates subject to adjustment (upward or downward) upon the auditing of such financial records and may fluctuate as a result. Furthermore, the Board and the Adviser may not have the ability to assess the accuracy of these valuations.

For the quarterly periods that the NAV of the Investment Funds are calculated by the Investment Managers, the Adviser will perform an independent review of the valuation of the Fund's portfolio and review any material concerns with the Board. The Adviser and the Board will consider all relevant information and the reliability of pricing information provided by the Investment Managers. They may conclude, however, in certain circumstances, that the information provided by an Investment Manager does not represent the fair value of the Fund's interests in the Investment Fund and is not indicative of what actual fair value would be in an active, liquid or established market. In those circumstances, the Fund might value its interests in the Investment Fund at a discount or a premium to the value it receives from the Investment Fund. Following procedures adopted by the Board, in the absence of specific transaction activity in respect of interests in a particular Investment Fund, the Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its NAV as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to NAV. Any such decision would be made in good faith, and subject to the review and supervision of the Board.

NAV and NAV Per Share Calculation

The price at which an investor buys or redeems shares is the NAV per Share. BNY Mellon calculates the NAV once each Business Day as follows:

•  Current market value of the Fund's total assets, defined as the sum of (i) the market value as of the close of the NYSE for all real estate-related securities, (ii) the market value as of the close of the NYSE for all cash, cash equivalents and short term investment (before taking into consideration and distributions to be paid or repurchase obligations to be paid in respect to a Repurchase Date that is as of such date), and (iii) the latest provided value for the Investment Funds;

•  Less any liabilities including and accrued fees or expense of the Fund or distributions to be paid;

•  Divided by the total number of shares outstanding before taking into consideration any additional investments to be made as of such investment date, including any dividend reinvestment or any repurchase obligations to be paid in respect of a Repurchase Date that is as of such date.

DESCRIPTION OF SHARES

General

The Fund is a limited liability company formed pursuant to the laws of the state of Delaware. The Fund is authorized to issue an unlimited number of Shares of beneficial interest. The Board is authorized to increase or decrease the number of Shares the Fund is authorized to issue. Each Share has one vote at all meetings of shareholders and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable.

All Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. Shareholders are not liable for further calls or assessments. The Fund will send periodic reports (including financial statements) to all shareholders. The Fund does not intend to hold annual meetings of shareholders. Shareholders are entitled to receive dividends only if and to the extent declared by the Board and only after the Board has made provision for working capital and reserves as it in its sole discretion deems advisable. Shares are not available in certificated form. Any transfer of Shares will be void if made to an account held through a broker, dealer or other financial intermediary that has not entered into an agreement for the provision of shareholder services to the Fund. In addition, in the event of any transfer that violates the foregoing transfer restrictions, such as pursuant to testate or intestate succession, the Fund will have the right (but not the obligation) to repurchase any such improperly transferred Shares at their then current NAV. This repurchase right would be in addition to any other remedy that the Fund may have, including, when consistent with applicable law, refusing to recognize any such transfer. With very limited exceptions, including the ability of a shareholder to transfer or resell Shares pursuant to the terms of the LLC Agreement, Shares are not transferable and liquidity will be provided principally through limited Repurchase Offers. See "Risk Factors – Shareholders Will Have Only Limited Liquidity."

In general, any action requiring a vote of the holders of the Shares of the Fund shall be effective if taken or authorized by the affirmative vote of a majority of the outstanding Shares. Any change in the Fund's fundamental policies may also be authorized by the vote of the holders of two-thirds of the Shares present at a shareholders' meeting if the holders of a majority of the outstanding Shares are present or represented by proxy.

Dividends and capital gain distributions paid by the Fund will be reinvested in additional Shares of the Fund unless a shareholder "opts out" (elects not to reinvest in Shares). Shareholders may elect initially not to reinvest by indicating that choice on a shareholder certification. Thereafter, shareholders are free to change their election on a quarterly basis by contacting BNY Mellon (or, alternatively, by contacting its Selling Agent, who will inform the Fund). Shares purchased by reinvestment will be issued at their NAV on the ex?dividend date (generally, the last Business Day of a calendar quarter). There is no Sales Load or other charge for reinvestment. The Fund reserves the right to suspend or limit at any time the ability of shareholders to reinvest distributions. The automatic reinvestment of dividends and capital gain distributions does not relieve participants of any U.S. federal income tax that may be payable (or required to be withheld) on such distributions.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, after payment of all of the liabilities of the Fund, shareholders are entitled to share ratably in all the remaining assets of the Fund.

TAXES

The following is a summary of certain U.S. federal income tax considerations relevant to the Fund and the purchase, ownership and disposition of Shares. This discussion offers only a brief outline of the federal income tax consequences of investing in the Fund and is based upon U.S. federal income tax laws in effect on the date hereof, which are subject to change by legislative, judicial or administrative action, possibly with retroactive effect. This summary does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. In addition, this summary does not describe state, local or foreign tax consequences. Prospective investors should consult their own tax advisers as to the federal income tax consequences of the purchase, ownership and disposition of Shares of the Fund, as well as the tax consequences arising under laws of any state, foreign country, or other taxing jurisdiction. In the SAI, the Fund has provided additional information regarding the tax consequences of investing in the Fund.

Taxation of the Fund

The Fund intends to qualify and elect to be treated as a RIC under the Code. To qualify as such, the Fund must comply with certain requirements relating to, among other things, the sources of its income and diversification of its assets. More particularly, the Fund must derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in "qualified publicly-traded partnerships" (as defined in the Code). In addition, the Fund must diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or one or more "qualified publicly-traded partnerships" (as defined in the Code).

With respect to these requirements, the Fund will, in certain circumstances, "look through" to the income, assets and investments of the Investment Funds. If the Fund satisfies these requirements and distributes at least 90% of its investment income and net short-term capital gains to shareholders each year, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders.

To avoid a non-deductible 4% federal excise tax, the Fund will be required to distribute by December 31 of each year at least an amount equal to the sum of (i) 98% of its ordinary income, generally determined on a calendar year basis, and (ii) 98.2% of its capital gain net income (which generally is computed on the basis of the one-year period ending October 31). In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year.

If the Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would no longer be a flow-through entity and instead would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

Nature of the Fund's Investments

The character of the Fund's distributive share of items of income, gain and loss derived through Investment Funds that are properly treated as partnerships for U.S. federal income tax purposes (other than certain publicly-traded partnerships) generally will be determined as if the Fund realized such tax items in the same manner as realized by those Investment Funds. Certain of the investment strategies of the Fund and the Investment Funds may be subject to special and complex federal income tax provisions that, among other things, can (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss, (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock, securities or other assets is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, and (vii) produce income that will not qualify as good income under the 90% gross income test.

Distributions to Shareholders

Dividends from net investment income and net short-term capital gain generally will be taxable as ordinary income (which generally cannot be offset with capital losses from other sources). Due to the nature of the Fund's investments, dividends paid by the Fund generally will not be eligible for the dividends received deduction ordinarily available to corporate shareholders of U.S. corporations. Similarly, dividends paid by the Fund generally will not be eligible for treatment as "qualified dividend income," which is subject to preferential tax at rates in the hands of the shareholders that are individuals. Distributions of net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) that are properly designated by the Fund as "capital gain dividends" will be taxable as long-term capital gain, regardless of how long Shares have been held by the shareholder. The tax treatment of dividends and capital gain distributions will be the same whether you take them in cash or reinvest them to buy additional Shares. Distributions by the Fund in excess of the Fund's current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of (and in reduction of) the tax basis in your Shares and any such amount in excess of your tax basis will be treated as gain from the sale of Shares, as discussed below.

Fund distributions may be subject to state and local taxes. You should consult with your own tax advisor regarding the particular consequences of investing in the Fund.

Income from Repurchases and Transfer of Shares

When you sell Shares or have Shares repurchased by the Fund, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your Shares for more than one year, or as a short-term capital gain or loss if you held your Shares for one year or less. Any such loss realized will be disallowed to the extent the Shares disposed of are replaced (including through reinvestment of dividends) with substantially similar shares within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the Shares. Further, if you sell Shares on which a long-term capital gain distribution has been received and you held the Shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

The Fund's distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder's assets being invested in the Fund and, over time, increase the Fund's expense ratio. The distribution policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain. The initial distribution will be declared on a date determined by the Board. If the Fund's investments are delayed, the initial distribution may consist principally of a return of capital.

Investments in Passive Foreign Investment Companies

The Fund may purchase shares in non-U.S. Investment Funds, which may be treated as passive foreign investment companies ("PFICs"). The Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), the Fund would be required, in lieu of the foregoing requirements, to include in income each year a portion of the QEF's ordinary earnings and net capital gain, even if not distributed to the Fund. If the QEF were to incur losses for a taxable year, those losses would not pass through to the Fund and, accordingly, could not offset other income and/or gain of the Fund. The Fund may not be able to make the QEF election with respect to many PFICs because of certain requirements that the PFICs would have to satisfy. Alternatively, the Fund could elect to mark-to-market at the end of each taxable year its shares in a PFIC. In this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value, to the extent it did not exceed prior increases in income. Under either election, the Fund might be required to recognize income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during the applicable year and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above).

Tax Information

The Fund expects that each [_____], the Fund will send shareholders information on the tax status of any distribution made during the previous calendar year. Because each shareholder's situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

If a shareholder recognizes a loss with respect to Shares in excess of certain prescribed thresholds (generally, $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, shareholders of RICs are not excepted. The fact that a loss is reportable as just described does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of this reporting requirement in light of their individual circumstances.

PLAN OF DISTRIBUTION

General

Currently, BNY Mellon Distributors Inc., as the Distributor, serves as the Fund's "statutory underwriter," within the meaning of the Securities Act, and facilitates the distribution of the Shares. The Distributor may engage, at the behest of the Fund, one or more sub-distributors to sell Shares or to otherwise facilitate the distribution of the Shares by entering into agreements with Selling Agents. The Fund and the Distributor have engaged Advisors Asset Management Inc. to act as a sub-distributor of the Shares, subject to various conditions. The Sub-Distributor, together with any other broker or dealer contracted by the Sub-Distributor to sell Shares as part of the Selling Agents, will sell and distribute the Shares. The Selling Agents may also be considered "statutory underwriters" within the meaning of the Securities Act. The Adviser, Distributor and Sub-Distributor may pay, from their own resources, compensation to its affiliates' financial advisers, as well as third party securities dealers and other industry professionals, in connection with the sale and distribution of the Shares or ongoing servicing of clients with whom they have placed Shares of the Fund.

The Distributor and the Sub-Distributor intend to compensate the Selling Agents, in connection with the sale and distribution of Shares and for their ongoing servicing of clients with whom they have distributed interests in the Fund. Servicing includes: handling shareholder inquiries regarding the Fund (e.g., responding to questions concerning investments in the Fund, the Fund's NAV, and reports and tax information provided by the Fund); assisting in the enhancement of relations and communications between shareholders and the Fund; assisting in the establishment and maintenance of investor accounts with the Fund; assisting in the maintenance of Fund records containing shareholder information; and providing such other information and shareholder liaison services as the Adviser or the Fund may reasonably require.

Neither the Distributor, the Sub-Distributor, nor any Selling Agents, are obligated to buy from the Fund any of the Shares.

Once a prospective shareholder's order is received, a confirmation will be sent to the shareholder. The shareholder's brokerage account will be debited for the purchase amount, which will be deposited into a custodial account of the Fund held with BNY Mellon.

The Sub-Distributor may sell investment products other than the Fund. Generally, the Sub-Distributor and certain of its affiliates are compensated for providing services to affiliated or proprietary alternative investment vehicles. This compensation can include distribution or referral fees, investment advisory and/or management fees and certain other fees, including performance fees. As a result of the various payments to the

Sub-Distributor and its affiliates, the amount of compensation that the distributor entities receive with respect to the sale of affiliated or proprietary vehicles is greater than the amount payable to the organization as a whole from the sale of unaffiliated investments. For unaffiliated third party funds, the Sub-Distributor receives fees for distribution, shareholder services or solicitation services, or a combination thereof, depending on the arrangement that the Sub-Distributor has with the third party. The payout that a Selling Agent receives may differ from one fund to another, even if the two funds are charged the same management fee or incentive-based fee (i.e., even if, overall, an investor would pay the same amount in fees). The differences in compensation may create an incentive for Selling Agents to recommend funds for which they receive higher compensation. Shareholders should discuss this with their Selling Agents to learn more about the compensation they receive.

The Fund has agreed to indemnify the Distributor and the Sub-Distributor, their respective affiliates, the Adviser, the Sub-Adviser, and certain other persons against certain liabilities, including liabilities under the Securities Act. However, the Fund will not be required to provide indemnification where it is determined that the liability resulted from the willful misconduct, bad faith or gross negligence of the person seeking indemnification, or from the reckless disregard of such person's duties.

Other Payments Made By the Adviser and/or Sub-Distributor

The Adviser and/or the Sub-Distributor may, from their own assets and at no additional cost to the Fund or the Fund's shareholders, make payments to certain Selling Agents. Such payments do not increase Fund expenses and thus, are not reflected in the Summary of Fund Expenses Section of this Prospectus. Such payments may be paid to Selling Agents for marketing support and/or access to sales meetings, sales representatives and management representatives provided by the Selling Agents, inclusion of the Fund on a sales list, including a preferred or select sales list, or in other sales programs. Such payments may also be paid to Selling Agents that provide services to the Fund or its shareholders, including, but not limited to, shareholder servicing, sub-administration or sub-transfer agency services.

The aggregate amount of these payments may be substantial and may include amounts that are sometimes referred to as "revenue sharing" payments. Because these revenue sharing payments are paid by the Adviser and/or the Sub-Distributor, and not from the Fund's assets, the amount of any revenue sharing payments is determined by the Adviser and/or the Sub-Distributor. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the Selling Agents, the expected level of assets or sales of Shares, the placing of the Fund on a recommended or preferred list and/or access to a Selling Agent's personnel and other factors. Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided.

In some circumstances, these revenue sharing payments may create an incentive for a Selling Agent, its employees or associates to sell Shares of the Fund instead of shares of other funds. In addition to the revenue sharing payments described above, the Adviser and/or the Sub-Distributor may offer other incentives to sell shares of the Fund in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating a Selling Agent's personnel, and/or entertainment or meals. Shareholders should inquire of a Selling Agent how the Selling Agent will be compensated for investments made in the Fund. Any payments made by the Adviser and/or the Sub-Distributor to a Selling Agent may create the incentive for a Selling Agent to encourage customers to buy Shares of the Fund.

Notwithstanding the revenue sharing payments described above, the Adviser is prohibited from considering a Selling Agent's sale of any of the Shares in selecting such Selling Agent for the execution of Fund portfolio transactions, except as may be specifically permitted by law. Fund portfolio transactions nevertheless may be effected with Selling Agents who coincidentally may have assisted customers in the purchase of Shares, although neither such assistance nor the volume of Shares sold is a qualifying or disqualifying factor in the Adviser's selection of such Selling Agent for portfolio transaction execution.

Purchase Terms

Generally, the minimum initial investment in the Fund is Shares with an initial value of at least $10,000, which minimum may be reduced in the Adviser's sole discretion. Purchasers of Shares will be not be charged a sales load on the purchase of Shares.

Additional Sales

As a continuously offered closed-end fund, it is anticipated that the Fund will offer additional Shares subject to future registration statements. In deciding whether to make these sales, the Fund will take into account all factors it considers relevant, including market conditions and the cash available to it for investment. The minimum additional investment in the Fund is $2,000.

GENERAL INFORMATION

The Fund is a recently formed Delaware limited liability company registered under the Investment Company Act as a non-diversified, continuously offered, closed-end investment company that provides liquidity through a quarterly repurchase policy under Rule 23c-3 of the Investment Company Act. The Fund was formed on March 10, 2011, and has no operating history. The Fund's address is 7100 E Belleview Ave, Suite 306, Greenwood Village, Colorado 80111-1632, and its telephone number is: (303) 895-3773.

Subject to Completion, dated July 12, 2011

STATEMENT OF ADDITIONAL INFORMATION

VERSUS GLOBAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Limited Liability Company Shares of Beneficial Interest

7100 E Belleview Ave, Suite 306

Greenwood Village, CO 80111-1632

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (303) 895-3773

July 12, 2011

This Statement of Additional Information (“SAI”) is not a prospectus.  This SAI relates to and should be read in conjunction with the Prospectus of Versus Global Multi-Manager Real Estate Income Fund LLC (the “Fund”), dated July 12, 2011 (the “Prospectus”).  A copy of the Prospectus may be obtained by contacting the Fund at the telephone numbers or address set forth above.  Defined terms used herein, and not otherwise defined herein, have the same meanings as in the Prospectus.

ADDITIONAL INVESTMENT POLICIES

The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are set forth in the Prospectus. See “Investment Objectives, Strategies and Investment Features” in the Prospectus.  Certain additional investment information is set forth below.

Fundamental Policies

The Fund’s stated fundamental policies may be changed only by the affirmative vote of a majority of the outstanding shares of beneficial interest of the Fund (the “Shares”).  Fundamental policies of the Fund, are listed

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below.  For the purposes of this SAI, “majority of the outstanding Shares of the Fund” means the vote, at an annual or special meeting of shareholders duly called, (a) of 67% or more of the Shares present at such meeting, if the holders of more than 50% of the outstanding Shares of the Fund are present or represented by proxy; or (b) of more than 50% of the outstanding Shares of the Fund, whichever is less.  As fundamental policies, the Fund may not:

•                  Borrow money, except to the extent permitted by the Investment Company Act of 1940, as amended (the “Investment Company Act”), which currently limits borrowing to no more than 33-1/3% of the value of the Fund’s total assets.  The interest on borrowings will be at prevailing market rates, to the extent the Fund borrows.  The Fund’s use of leverage involves risk of loss.

•                  Engage in short sales, purchases on margin and the writing of put and call options.

•                  Issue senior securities, except to the extent permitted under the Investment Company Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33-1/3% of the value of the Fund’s total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund’s total assets).

•                  Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the disposition of its portfolio securities.

•                  Make loans, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund’s investment policies or as otherwise permitted under the Investment Company Act.  To the extent the Fund engages in loan activity, it exposes its assets to a risk of loss.

•                  Purchase, hold or deal in real estate, except that the Fund may invest in securities that are secured by real estate, or securities issued by companies that invest or deal in real estate, real estate mortgage loans or real estate investment trusts (“REITs”).  This exposes the Fund to the general risks of investing in real estate and the risks of investing in real estate debt and real estate-related debt securities.

•                  Invest in physical commodities or commodity contracts, except that the Fund may purchase and sell commodity index-linked derivative instruments, such as commodity swap agreements, commodity options, futures and options on futures and structured notes, that provide exposure to the investment returns of the commodities markets, including foreign currency markets.  This exposes the Fund to the risks associated with hedging strategies and currency and exchange rates.

•                  Invest more than 25% of the value of its total assets in the securities of issuers in any single industry or group of industries, except that U.S. Government securities may be purchased without limitation.  For purposes of this investment restriction, the investment funds that the Fund will seek to invest in (the “Investment Funds”) are not considered part of an industry.  The Fund may invest in Investment Funds that may concentrate their assets in one or more industries.

•                  Invest in securities of other investment companies, except to the extent permitted by the Investment Company Act.

The Fund’s investment objective is fundamental and may not be changed without the vote of a majority (as defined by the Investment Company Act) of the Fund’s outstanding voting securities.  The Fund has also adopted a fundamental policy that it will make quarterly Repurchase Offers for no less than 5% of its shares outstanding at NAV, unless suspended or postponed in accordance with regulatory requirements, and that each quarterly repurchase pricing shall occur on the Repurchase Pricing Date.

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Certain Portfolio Securities and Other Operating Policies

Investment Fund Equity

The Fund attempts to achieve its investment objectives by allocating its capital among a select group of institutional asset managers (the “Investment Managers”) with expertise in managing portfolios of real estate and real estate-related securities investments.  The Investment Managers will either (i) manage investment funds that invest in real estate-related debt, consisting of mezzanine and first mortgage debt, and directly in real estate through entities that qualify as real estate investment trusts for federal income tax purposes (“REITs”) or investment vehicles treated similarly as private REITs for tax purposes (collectively, the “Investment Funds”), or (ii) sub-advise a specified portion of the Fund’s assets to be invested in domestic and international publicly traded real estate securities, such as common and preferred stock of publicly listed REITs, commercial mortgage-backed securities, commercial real estate collateralized debt obligations, and senior unsecured debt of REITs (referred to hereafter as the “Real Estate Securities” and together with the Investment Funds as “Real Estate-Related Investments”).  The Fund intends to invest at least 80% of its assets in income-producing Real Estate-Related Investments.

The Investment Funds take in funds on a continuous basis, typically have quarterly redemptions and typically do not have a defined termination date.  An Investment Fund’s portfolio may include investments in core, core-plus or value added real estate assets.  This may include investment properties in various geographic markets (domestic and foreign) and various property types (retail, office, multi-family, industrial, other).  Investment Funds will generally hold investments in fee-simple, directly or through one or more special purpose title-holding entities. They may also utilize other ownership structures, such as leasehold interests and joint ventures. Investments may be structured as equity or debt or in other similar structures.

In addition to diversification across property type and geographic markets, Investment Managers may diversify by differing underlying economic drivers, including anticipated job growth, population growth or inflation.  No specific limits have been established within the Fund’s investment guidelines for property type and geographic investments; however, many of the Investment Funds have net asset value (“NAV”) limitations for any one individual property held by such Investment Fund relative to the NAV of the Investment fund’s overall portfolio.  While some Investment Managers will seek diversification across property types, certain Investment Funds may have a more specific focus and not seek such diversification, but instead utilize an investment strategy utilizing expertise within specific or multiple property categories.

The Investment Funds may utilize leverage, pursuant to their operative documents, as a way to seek or enhance returns.  Dependent upon the investment strategy, geographic focus and/or other economic or property specific factors, each Investment Fund will have differing limitations on the utilization of leverage.  Such limitations are Investment Fund specific and may apply to an overall portfolio limitation as well as a property specific limitation.  The Adviser and Sub-Adviser will seek Investment Funds with a leverage limitation generally in the range of 30% to 65% of their gross asset value at the time incurred, as specified in their operative document(s) or disclosure documents, as of when Adviser and Sub-Adviser make their selection of Approved Managers.

Real Estate Debt Securities

The Fund will invest in real estate debt securities through Investment Funds with Investment Managers targeting investments in a variety of commercial real estate loans, including senior mortgage loans, subordinated or junior mortgage loans, mezzanine loans, and participations in such loans, as well as, commercial real estate-related debt securities, such as commercial mortgage-backed securities (“CMBS”) and REIT senior unsecured debt.  Investment Managers may diversify by security type, property type and geographic location, type of security and maturity date of the security.

Investment Managers may acquire commercial real estate loans both by directly originating the loans and by purchasing them from third party sellers.  They may also invest in commercial real estate-related debt securities such as CMBS, unsecured debt issued by REITs and interests in other securitized vehicles that own real estate-related debt.  When investing in such securities, Investment Managers may evaluate credit quality, collateralization levels, duration, property type, property class and location among numerous other aspects of the securities features to determine its investment qualities.

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The Investment Funds may utilize leverage as a way to seek to enhance their returns. The Investment Funds may utilize managing match-funded, flexible term debt facilities and securitization vehicles or other financing alternatives available through capital markets.

Real Estate Equity Securities

An Investment Manager’s investment portfolio may include long positions in real estate-related common stocks, preferred stocks and convertible securities, including REIT common and REIT preferred shares.  Investment Managers may focus on companies that target investments within specific property types, countries or regions.  Investment Managers also may invest in depositary receipts relating to foreign securities.  See “— Foreign Securities” below.  Equity securities fluctuate in value in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions.

The Investment Managers generally may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including micro cap companies.  The prices of the securities of some of these smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because they typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects.  The Investment Managers may purchase securities in all available securities trading markets, including initial public offerings and the aftermarket.

The Investment Managers’ investments in equity securities may include securities that are listed on securities exchanges as well as unlisted securities that are traded over-the-counter.  Equity securities of companies traded over-the-counter may not be traded in the volumes typically found on a national securities exchange.  Consequently, an Investment Manager may be required to dispose of such securities over a longer (and potentially less favorable) period of time than is required to dispose of the securities of listed companies.

Foreign Securities

General.  Some Investment Managers intend to invest in securities of foreign issuers and in depositary receipts, such as American Depositary Receipts and American Depositary Shares (collectively, “ADRs”), Global Depositary Receipts and Global Depositary Shares (“GDRs”) and other forms of depositary receipts.  ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.  GDRs are receipts issued outside the United States typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities.  Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.

These securities may be purchased through “sponsored” or “unsponsored” facilities.  A sponsored facility is established jointly by the issuer of the underlying security and a depositary.  A depositary may establish an unsponsored facility without participation by the issuer of the deposited security.  Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers.  Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.  Transaction costs of investing in foreign securities markets are generally higher than in the United States.

Because evidences of ownership of such securities usually are held outside the United States, the Fund will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits or adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

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Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.

Foreign securities in which the Investment Managers may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets or may be purchased in private placements and not be publicly-traded.  Investments in foreign securities are affected by risk factors generally not thought to be present in the United States.  Some of these factors are listed in the prospectus under “Risk Factors — The Investment Funds’ Foreign Investments Involve Risk of Loss.”

Some Investment Managers may hedge against foreign currency risks, including the risk of changing currency exchange rates, which could reduce the value of certain of the Investment Fund’s foreign currency denominated portfolio securities irrespective of the underlying investment.  The Investment Funds may enter into forward currency exchange contracts (“forward contracts”) for hedging purposes and non-hedging purposes to pursue its investment objective.  Forward contracts are transactions involving an Investment Fund’s obligation to purchase or sell a specific currency at a future date at a specified price.  Forward contracts may be used by the Investment Managers for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when the Investment Manager anticipates purchasing or selling a foreign security.  This technique would allow an Investment Manager to “lock in” the U.S. dollar price of the security.  Forward contracts also may be used to attempt to protect the value of an Investment Fund’s existing holdings of foreign securities.  There may be, however, imperfect correlation between an Investment Fund’s foreign securities holdings and the forward contracts entered into with respect to such holdings.  Forward contracts also may be used for non-hedging purposes, such as when an Investment Manager anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in such currencies are not then held in the Investment Fund’s investment portfolio.  See “— Special Investment Techniques.”

Foreign Currency Transactions

An Investment Manager may engage in foreign currency transactions to hedge the U.S. dollar value the investments and distributions of the Investment Funds or other investments, particularly if it expects a decrease in the value of the currency in which the foreign investment is denominated.

Foreign currency transactions may involve, for example, the Investment Manager’s purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Investment Manager agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Investment Manager contracted to receive in the exchange.  The Investment Manager’s success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stock or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.  A convertible security entitles the holder to receive interest that generally is paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged.  Convertible securities have unique investment characteristics, in that they generally (a) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (b) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (c) provide the potential for capital appreciation if the market price of the underlying common stock increases.

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The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock).  The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline.  The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value.  The conversion value of a convertible security is determined by the market price of the underlying common stock.  If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value.  Generally, the conversion value decreases as the convertible security approaches maturity.  To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.  A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

Money Market Instruments

The Fund or an Investment Manager may invest, for defensive purposes or otherwise, some or all of its assets in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Fund or the Investment Manager deems appropriate under the circumstances.  Pending allocation of this offering proceeds and thereafter, from time to time, the Fund also may invest in these instruments.  Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation (the “FDIC”), and repurchase agreements.

Purchases of Non-Voting Securities

In all or substantially all instances, the Fund expects to purchase a class of non-voting securities or enter into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investments in Investment Funds.  For any Investment Fund where the Fund would be unable to do either of the foregoing (and the Fund does not anticipate that it would not be able to do so), it intends to limit its holdings of the relevant Investment Fund to less than 10% of the Investment Fund’s voting securities.

Where a separate non-voting security class is not otherwise available, the Fund would seek to create by contract the same result as owning a non-voting security class:  namely, a security that affords the Fund, and each subsequent holder, no legal right to vote.  This result would be accomplished through a written agreement between the Fund and the Investment Fund where the Fund irrevocably foregoes the right to vote, and does so in a manner that legally binds both the Fund and all subsequent holders.  The agreement would grant the Investment Fund the right to enjoin any holder from voting.  The agreement also will include a statement of the parties’ intention that the agreement should be interpreted broadly to effect the parties’ desire that the Fund’s interest be identical to that of a separate non-voting class.  In each instance, the Adviser will determine if the Fund will waive the Fund’s voting rights.  When it does so, the Adviser will consider only the interests of the Fund and not the interests of the Adviser or those of the Adviser’s other clients.  The waiver arrangement should benefit the Fund, as it will enable the Fund to invest in more interests of an Investment Fund that the Adviser believes is desirable, than the Fund would be able to if it were deemed to be an “affiliate” of the Investment Fund within the meaning of the Investment Company Act.  The Adviser believes that the use of this waiver arrangement will not affect the ability of other clients of the Adviser to invest in the same Investment Funds.

The Fund May Change Its Non-Fundamental Policies, Restrictions, Strategies, and Techniques

Except as otherwise indicated, the Fund may change its non-fundamental policies, restrictions, strategies, and techniques if the Fund’s board of directors (the “Board”) believes doing so is in the best interest of the Fund and its shareholders.

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DIRECTORS AND OFFICERS

Directors

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business.  The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

The addresses, dates of birth, and descriptions of their principal occupations during the past five years are listed below for each director of the Fund:

Name, Address and Age (1)	Position(s) Held with Fund	Term of Office and Length of Time Served (2) (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company Directorships Held by Director
Independent Directors (4)
Jeffrey A. Jones; Age 52	Independent Director	Since inception	Principal of SmithJones, 8/08 to present; President and Executive Director of Ameriton Properties, 1/00 to 11/07.	N/A	N/A
Richard J. McCready; Age 53	Independent Director	Since inception

Chief Operations Officer, Executive Vice President and Investment Committee Member of Northstar Realty Finance Corp, 4/2006 to 1/2010;

General Counsel and Corporate Secretary of NorthStar Realty Finance Corp., 10/04 to 3/06;

President, Chief Operations Officer and Director of NorthStar Capital Investment Corp., 3/98 to 10/07.

				N/A	N/A
Matthew T. Murphy; Age 46	Independent Director	Since inception	Treasurer, Senior Vice President, Controller and Assistant Secretary of DCT Industrial Trust Inc., 4/03 to present.	N/A	N/A
Paul E. Sveen; Age 49	Independent Director	Since inception	Chief Executive Officer of Integrated Asset Services, 3/11	N/A	N/A

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to 6/11; Managing Partner of Pantelan, 3/08 to 3/11; Managing Director of Lehman Brothers, 5/89 to 3/08.
Interested Directors (5)
Mark D. Quam; Age 41	Director; Chief Executive Officer	Since inception	Chief Executive Officer and President of the Adviser, 2010 to present; President, Chief Executive Officer and Founder of Welton Street Investments, LLC and Welton Street Holdings LLC, 2005 to 2010.	N/A	N/A
William R. Fuhs, Jr.; Age 43	Director; Chief Financial Officer	Since inception	Chief Financial Officer and President of the Adviser, 2010 to present; Chief Financial and Operating Officer of Welton Street Holdings, 2006 to 2010.	N/A	N/A
Casey Frazier; Age 33	Director; Chief Investment Officer	Since inception

Chief Investment Officer of the Adviser, 2011 to present.

Senior Vice President of NRF Capital Markets LLC, 2010 to 2011.

Chief Investment Officer of Welton Street Investments, LLC and Welton Street Advisors LLC, 2005 to 2010.

				N/A	N/A

(1)          The address of each member of the Board is:  c/o Versus Global Multi-Manager Real Estate Income Fund LLC, 7100 E Belleview Ave, Suite 306, Greenwood Village, Colorado 80111-1632.

(2)          The Fund has not yet commenced operations.

(3)          Each Director will serve for the duration of the Fund, or until his death, resignation, termination, removal or retirement.

(4)          “Independent Directors” means members of the Board who are not “interested persons” of the Fund, the Adviser, the Sub-Adviser, the Distributor, the Sub-Distributor, or any affiliate of the Fund, the Adviser, the Sub-Adviser, the Distributor, or the Sub-Distributor, as defined by the Investment Company Act (“Independent Directors”).

(5)          “Interested Directors” means members of the Board who are “interested person,” as defined in the Investment Company Act, because of such person’s affiliation with the Fund (“Interested Directors”).

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Additional information about each director follows (supplementing the information provided in the table above) that describes certain specific experiences, qualifications, attributes or skills that each director possesses and that the Board believes has prepared them to be effective directors.

Independent Directors

The Independent Directors are Jeffrey A. Jones, Richard J. McCready, Matthew T. Murphy and Paul E. Sveen.  Their biographical information is set forth in the “Management of the Fund — Independent Directors” Section of the Prospectus.

Interested Directors

The Interested Directors are Mark D. Quam, William R. Fuhs, Jr. and Casey Frazier.  Their biographical information is set forth in the “Management of the Fund — Interested” Section of the Prospectus.

Officers

The address, date of birth, and a description of principal occupations during the past five years are listed below for each officer of the Fund:

Name, Address and Age (1)	Position(s) Held with Fund	Term of Office and Length of Time Served (2) (3)	Principal Occupation(s) During Past 5 Years
Mark D. Quam; Age 41	Chief Executive Officer	Since inception

Chief Executive Officer and President of the Adviser from 2010 to present.

President, Chief Executive Officer and Founder of Welton Street Investments, LLC and Welton Street Holdings LLC, 2005 to 2010.

William R. Fuhs, Jr.; Age 43	Chief Financial Officer	Since inception	Chief Financial Officer and President of the Adviser, 2010 to present. Chief Financial and Operating Officer of Welton Street Holdings LLC, 2006 to 2010.
Casey Frazier; Age 33	Chief Investment Officer	Since inception

Chief Investment Officer of the Adviser, 2011 to present.

Senior Vice President of NRF Capital Markets LLC, 2010 to 2011.

Chief Investment Officer of Welton Street Investments, LLC and Welton Street Advisors LLC, 2005 to 2010.

John Gordon; Age 48	Chief Compliance Officer and Treasurer	Since inception

Owner of John Gordon, LLC (forensic accounting services), 2009 to present.

Executive Vice President and Executive Vice President of Accounting and Finance of Madison Capital Management, LLC, 1999 to 2009.

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Crystal Daniels; Age 43	Secretary	Since inception	Senior Vice President of Finance and Operations of the Adviser, 2009 to present. Accounting Manager of DemandPoint, 2006 to 2007.

(1)          The address of each Officer of the Fund is:  c/o Versus Global Multi-Manager Real Estate Income Fund LLC, 7100 E Belleview Ave, Suite 306, Greenwood Village, Colorado 80111-1632.

(2)          The Fund has not yet commenced operations.

(3)          Each Officer will serve for the duration of the Fund, or until his death, resignation, termination, removal or retirement.

See “Management of the Fund — Executive Officers,” immediately prior, for a description of each executive officer’s expertise and relevant qualifications.

Board Participation and Committees

The Board believes that each director’s experience, qualifications, attributes or skills gives each director the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The charter for the Board’s Nominating Committee contains other factors considered by the Nominating Committee in identifying and evaluating potential Board member nominees.  To assist them in evaluating matters under federal and state law, the directors may benefit from information provided by the Fund’s or the Adviser’s counsel; both Board and Fund counsel have significant experience advising funds and fund board members.  The Board and its committees have the ability to engage other experts as appropriate.  The Board evaluates its performance on an annual basis.

Each director serves on the Board for the duration of the Fund, or until his death, resignation, termination, removal or retirement.  A director’s position in that capacity will terminate if such director is removed, resigns or is subject to various disabling events such as death or incapacity.  A director may resign upon 90 days prior written notice to the other directors, subject to waiver of notice, and may be removed either by vote of two-thirds of the directors not subject to the removal vote or vote of the shareholders holding not less than two-thirds of the total number of votes eligible to be cast by all shareholders.  In the event of any vacancy in the position of a director, the remaining directors may appoint an individual to serve as a director, so long as immediately after such appointment at least two-thirds of the directors then serving would have been elected by the shareholders.  The directors may call a meeting of shareholders to fill any vacancy in the position of a director, and must do so within 60 days after any date on which directors who were elected by the shareholders cease to constitute a majority of the directors then serving.  If no director remains to manage the business of the Fund, the Adviser may manage and control the Fund, but must convene a meeting of shareholders within 60 days for the purpose of either electing new directors or dissolving the Fund.

The Chairman of the Board is Mr. Quam.  The only standing committees of the Board are the Audit Committee, Nominating Committee, Investment Committee, and Valuation Committee.

The current members of the Audit Committee are Mr. Murphy, Mr. McCready and Mr. Sveen, each of whom is an Independent Director.  The current Chairman of the Audit Committee is Mr. Murphy.  The function of the Audit Committee is to (1) oversee the Fund’s accounting and financial reporting processes, the audits of the Fund’s financial statements and the Fund’s internal controls over, among other things, financial reporting and disclosure controls and procedures, (2) oversee or assist in Board oversight of the integrity of the Fund’s financial statements and the Fund’s compliance with legal and regulatory requirements and (3) approve, prior to appointment, the engagement of the Fund’s independent registered public accounting firm and review the independent registered public accounting firm’s qualifications and independence and the performance of the independent registered public accounting firm.

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The current members of the Nominating Committee are Mr. McCready, Mr. Sveen and Mr. Fuhs.  Therefore, a majority of the Nominating Committee consists of Independent Directors.  The current Chairman of the Nominating Committee is Mr. McCready.  The function of the Nominating Committee, pursuant to its adopted written charter, is to select and nominate persons for election as directors of the Fund.  The Nominating Committee reviews nominations of potential Directors made by Fund management and by Fund shareholders, which includes all information relating to the recommended nominees that is required to be disclosed in solicitations or proxy statements for the election of directors, including without limitation the biographical information and the qualifications of the proposed nominees.  The Nominating Committee will consider nomination as it deems appropriate after taking into account, among other things, the factors listed in the charter.  Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Nominating Committee.  The Nominating Committee meets as is necessary or appropriate.

The Investment Committee is comprised of all of the Directors, the majority of which are independent. The Current Chairman of the Investment Committee is Mr. Frazier.  The function of the Investment Committee, pursuant to its adopted charter, is to oversee the determination of investment strategy and objectives of the Fund, which include (i) the identification of the Sub-Adviser, (ii) the establishment of the policies and procedures for the selection and ongoing due diligence of Investment Funds and Investment Managers and (iii) the approval of any removal or addition of an approved Investment Fund or Investment Manager, including the approval by the Independent Directors.

The current members of the Valuation Committee are Mr. Murphy, Mr. Jones and Mr. Frazier.  Therefore, a majority of the Valuation Committee consists of Independent Directors.  The current Chairman of the Valuation Committee is Mr. Jones.  The function of the Valuation Committee, pursuant to its adopted written charter, is to oversee the policies and procedures for the calculation of the Fund’s NAV.  The Valuation Committee will review and oversee the policies and reporting of the underlying asset values of the Investment Funds, as well as the portion of the Fund’s assets that are sub-advised by Investment Managers.

Director Ownership of Securities

The dollar range of equity securities beneficially owned by each director is set forth below.(1)

Name of Director	Dollar Range of Equity Securities in the Fund (1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Independent Directors
Jeffrey A. Jones	$0	$0
Richard J. McCready	$0	$0
Matthew T. Murphy	$0	$0
Paul E. Sveen	$0	$0
Interested Directors
Mark D. Quam	$0	$0
William R. Fuhs, Jr.	$0	$0
Casey Frazier	$0	$0

(1)          The Fund is recently formed and has not issued Shares to any person other than Versus Capital Advisors LLC.

Independent Director Ownership of Securities

The table below provides information regarding the ownership by each Independent Director (and his immediate family members) of securities of the Fund, the Adviser, the Sub-Adviser, the Distributor or the Sub-

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Distributor, as defined below, and the ownership of securities in an entity controlling, controlled by or under common control with the Fund, the Adviser, the Sub-Adviser, the Distributor or the Sub-Distributor (not including registered investment companies), as of July 12, 2011.

Name of Director	Name of Owners and Relationship to Director	Company	Title of Class	Value of Securities	Percentage of Class
Jeffrey A. Jones	N/A	N/A	N/A	$0	0%
Richard T. McCready	N/A	N/A	N/A	$0	0%
Matthew T. Murphy	N/A	N/A	N/A	$0	0%
Paul E. Sveen	N/A	N/A	N/A	$0	0%

Compensation

The Fund will pay each Independent Director a fee of $35,000 per annum.  In addition, the Fund will reimburse each of the Independent Directors for travel and other expenses incurred in connection with attendance at meetings; provided, however, that if more than three board meetings require out-of-town travel time, such additional travel time may be billed at the rate set forth in the Board of Directors Retainer Agreement or as amended by action of the Board from time to time. Each of the Independent Directors is a member of the Audit Committee and/or Nominating Committee, and receives a fee for each meeting attended.  The Chairman of the Audit Committee will receive an additional amount of $15,000 per annum.  Other members of the Board and executive officers of the Fund receive no compensation.

The following table summarizes the compensation paid to members of the Board and executive officers of the Fund, including Committee fees, for the period from the Fund’s inception through July 12, 2011.

Name of Person, Position	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund paid to Director
Independent Directors
Jeffrey A. Jones	$35,000	N/A	N/A	$35,000
Richard T. McCready	$35,000	N/A	N/A	$35,000
Matthew T. Murphy	$50,000(1)	N/A	N/A	$50,000(1)
Paul E. Sveen	$35,000	N/A	N/A	$35,000
Interested Directors
Mark D. Quam	$0	N/A	N/A	$0
William R. Fuhs, Jr.	$0	N/A	N/A	$0
Casey Frazier	$0	N/A	N/A	$0
Officers
Mark D. Quam as Chief Executive Officer	$0	N/A	N/A	$0
William R. Fuhs, Jr. as Chief Financial Officer	$0	N/A	N/A	$0
Casey Frazier as Chief Investment Officer	$0	N/A	N/A	$0
John Gordon as	$0	N/A	N/A	$0

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Chief Compliance Officer and Treasurer
Crystal Daniels as Secretary	$0	N/A	N/A	$0

(1)          As Chairman of the Audit Committee, Mr. Murphy receives an additional amount of $15,000 per annum.

REPURCHASES AND TRANSFERS OF SHARES

Involuntary Repurchases

The Fund may, at any time, repurchase at NAV of a shareholder’s Shares or Shares of any person acquiring Shares from or through a shareholder if:

•                  such Shares have been transferred in violation of the Fund’s Amended and Restated Limited Liability Company Agreement (the “LLC Agreement”), or such Shares have vested in any person by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a shareholder;

•                  ownership of Shares by a shareholder or other person will cause the Fund to be in violation of, or require registration of any Shares under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

•                  continued ownership of such Shares may be harmful or injurious to the business or reputation of the Fund, or may subject the Fund or any shareholders to an undue risk of adverse tax or other fiscal consequences;

•                  such shareholder owns Shares having an aggregate NAV less than an amount determined from time to time by the Board;

•                  any of the representations and warranties made by a shareholder in connection with the acquisition of Shares thereof was not true when made or has ceased to be true; or

•                  it would be in the best interests of the Fund, as determined by the Board, for the Fund to repurchase such Shares.

Transfers of Shares

No person may become a substituted shareholder without the written consent of the Board, which consent may be withheld for any reason in the Board’s sole and absolute discretion.  Shares may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a shareholder or (ii) with the written consent of the Board, which may be withheld in its sole and absolute discretion.  The Board may, in its discretion, delegate to the Adviser its authority to consent to transfers of Shares.

Each shareholder and transferee is required to pay all expenses, including attorneys and accountants fees, incurred by the Fund in connection with such transfer.

CODE OF ETHICS

The Fund and the Adviser each have adopted, and any Investment Manager providing separate account services will adopt, a code of ethics, pursuant to Rule 17j-1 under the Investment Company Act, that permits its personnel, subject to the codes, to invest in securities, including securities that may be purchased or held by the Fund.  BNY Mellon Distributors Inc., acting as Distributor, is exempt from Rule 17j-1.  These codes of ethics can be reviewed and copied at the Public Reference Room of the U.S. Securities and Exchange Commission (the “SEC”) in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC

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at (202) 551-5850.  These codes are available on the Electronic Data-Gathering, Analysis, and Retrieval system (“EDGAR”) on the SEC’s website at http://www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:  publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, 100 F Street, NE, Washington, D.C. 20549-0102.

PROXY VOTING POLICIES AND PROCEDURES

The Fund is a fund of funds that invests primarily in Investment Funds which have investors other than the Fund.  The Fund may invest substantially all of its assets in non-voting securities of Investment Funds.

The Fund has delegated voting of proxies in respect of portfolio holdings to the Adviser, to vote the Fund’s proxies in accordance with the Adviser’s proxy voting guidelines and procedures.  However, Investment Funds typically do not submit matters to investors for vote.  If an Investment Fund submits a matter to the Fund for vote (and the Fund holds voting interests in the Investment Fund), the Adviser will vote on the matter in a way that it believes is in the best interest of the Fund and in accordance with the following proxy voting guidelines (the “Voting Guidelines”):

•                  In voting proxies, the Adviser is guided by general fiduciary principles.  The Adviser’s goal is to act prudently, solely in the best interest of the Fund.

•                  The Adviser attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values.

•                  The Adviser, absent a particular reason to the contrary, generally will vote with management’s recommendations on routine matters.  Other matters will be voted on a case-by-case basis.

The Adviser applies its Voting Guidelines in a manner designed to identify and address material conflicts that may arise between the Adviser’s interests and those of its clients before voting proxies on behalf of such clients.  The Adviser relies on the following to seek to identify conflicts of interest with respect to proxy voting and assess their materiality:

•                  The Adviser’s employees are under an obligation (i) to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of client accounts both as a result of an employee’s personal relationships and due to special circumstances that may arise during the conduct of the Adviser’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of certain designated persons.

•                  Such designated persons work with appropriate personnel of the Adviser to determine whether an identified conflict of interest is material.  A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting the proxy.  All materiality determinations will be based on an assessment of the particular facts and circumstances.  The Adviser shall maintain a written record of all materiality determinations.

•                  If it is determined that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of the conflict.

•                  If it is determined that a conflict of interest is material, the Adviser’s legal department works with appropriate personnel of the Adviser to agree upon a method to resolve such conflict of interest before voting proxies affected by the conflict of interest.  Such methods may include:

•                  disclosing the conflict to the Board and obtaining the consent of the Board before voting;

•                  engaging another party on behalf of the Fund to vote the proxy on its behalf;

•                  engaging a third party to recommend a vote with respect to the proxy based on application of the policies set forth herein; or

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•                  such other method as is deemed appropriate under the circumstances given the nature of the conflict.

The Adviser shall maintain a written record of the method used to resolve a material conflict of interest.  Information regarding how the Adviser voted the Fund’s proxies related to the Fund’s portfolio holdings during the most recent 12-month period ended June 30th is available without charge, upon request, by calling 1-877-343-7916, and is available on the SEC’s website at http://www.sec.gov.

CONFLICTS OF INTEREST

The Adviser, the Sub-Adviser, Investment Managers and Their Respective Affiliates

In addition to the Fund, the Adviser provides investment advisory services to private funds that take the form of charitable pooled income funds, as defined under section 642(c)(5) of the Code. The Adviser does not believe that it has any conflicts of interest in allocating investment opportunities to the Fund.

The Sub-Adviser, the Investment Managers acting as sub-advisers, and their respective affiliates are participants in equity, fixed-income and other markets.   As such, the Sub-Adviser, Investment Managers acting as sub-advisers and respective their affiliates are actively engaged in transactions and in rendering discretionary or non-discretionary investment advice on behalf of other investment funds and accounts at the same time as it is advising the Fund, which may or may not involve the same Investment Managers and Investment Funds in which the Fund will invest.  Additionally, while the Adviser intends to employ a consistent investment program, certain portfolio strategies, particularly other multi-manager portfolio strategies, of the Sub-Adviser, Investment Managers acting as sub-advisers, and/or their respective affiliates used for other investment funds or accounts could conflict with the strategies employed by the Sub-Adviser and the Investment Managers acting as sub-advisers in managing the Fund and affect access to other Investment Managers and their Investment Funds, particularly where an Investment Manager has limited the amount of assets or number of accounts it will manage.  As a result, affiliates of the Sub-Adviser and Investment Managers may compete with the Fund and the Investment Funds for appropriate investment opportunities.

The Adviser, the Sub-Adviser, the Investment Managers acting as sub-advisers, and/or their respective affiliates manage the assets of and/or provide advice to registered investment companies, private investment funds and individual accounts (collectively, “Adviser Clients”), as well as to the Fund.  The Fund has no interest in the activities of the other Adviser Clients.  In addition, the Adviser, the Sub-Adviser, Investment Managers acting as sub-advisers, and/or their respective affiliates, and any of their respective officers, directors, partners, members or employees, may invest for their own accounts in various investment opportunities, including in investment funds, private investment companies or other investment vehicles in which the Fund will have no interest.  However, there are no affiliations or arrangements between the Adviser’s clients, the Investment Funds and the Investment Managers.

The Adviser, the Sub-Adviser, the Investment Managers acting as sub-advisers, and/or their respective affiliates may give advice or take action with respect to any of their other clients which may differ from the advice given or the timing or nature of any action taken with respect to investments in the Fund.  It is the policy of the Adviser, to the extent possible, to allocate investment opportunities to the Fund over a period of time on a fair and equitable basis relative to other funds and accounts under its management.  The Adviser’s investment decisions for the Fund are made independently from those of Adviser Clients.  The Adviser has no obligation to invest on behalf of the Fund with any Investment Manager that the Adviser invests with on behalf of the account of other clients if, in its opinion, such investment appears to be unsuitable, impractical or undesirable for the Fund.  The Adviser may use certain Investment Managers described herein for certain of its other funds and accounts and the Adviser will have discretion in determining the Fund’s level of participation with the Investment Managers.  In some cases, investments for Adviser Clients may be on terms different than, and sometimes more favorable than, an investment made on behalf of the Fund.  This process may adversely affect the amount the Fund will be able to invest in an Investment Fund.  In other cases, the Fund may invest in a manner opposite to that of Adviser Clients — i.e., the Fund buying an investment when Adviser Clients are selling, and vice-versa.

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The Adviser, the Sub-Adviser, the Investment Managers acting as sub-advisers, and/or their respective affiliates may determine that an investment opportunity in a particular investment vehicle is appropriate for a particular Adviser Client or for their selves or their officers, directors, partners, members or employees, but not for the Fund.  In addition, provisions of the Investment Company Act or the rules and regulations of the SEC thereunder may limit or prohibit the Fund from investing in an investment opportunity in which Adviser Clients or the Adviser or its affiliates or any of their respective officers, directors, partners, members or employees are also invested.  Situations may arise in which the Adviser, the Sub-Adviser, the Investment Managers acting as sub-advisers, and/or their respective affiliates or Adviser Clients have made investments which would have been suitable for investment by the Fund but, for various reasons, were not pursued by, or available to, the Fund.  The investment activities of the Adviser, the Sub-Adviser, the Investment Managers acting as sub-advisers, and/or their respective affiliates and any of their respective officers, directors, partners, members or employees may disadvantage the Fund in certain situations, if, among other reasons, the investment activities limit the Fund’s ability to invest.

Investment decisions for the Fund are made independently from those of Adviser Clients.  If the Fund desires to invest in the same Investment Fund as an Adviser Client, the available investment will be allocated equitably.  Decisions in this regard are necessarily subjective and there is no requirement that the Fund participate, or participate to the same extent as the Adviser Clients, in all investments.  At times, the Adviser may determine that Adviser Clients and the Fund should take differing positions with respect to a particular investment.  In these cases, the Adviser, the Sub-Adviser, the Investment Managers acting as sub-advisers, and/or their respective affiliates may place separate transactions for one or more Adviser Clients which may affect the market price of the investment vehicle, the execution of the transaction or the amount the Fund will be able to invest in the Investment Fund, to the detriment or benefit of one or more Adviser Clients.  Placing transactions on behalf of Adviser Clients that are directly or indirectly contrary to investment decisions made for the Fund can have the potential to adversely impact the Fund, depending on market conditions.

The Adviser, the Sub-Adviser, Investment Managers acting as sub-advisers, and/or their respective affiliates may have investments or other business relationships with the Investment Managers or the Investment Funds, including acting as broker, prime broker, lender, counterparty, shareholder or financial adviser to an Investment Manager or an Investment Fund, which could be more valuable than the Adviser’s relationship to the Fund.  In addition, to the extent consistent with applicable law, affiliates of the Adviser, acting as placement agent, may sell interests in the Investment Funds to the Fund.  Accordingly, the Adviser, the Sub-Adviser, Investment Managers acting as sub-advisers, and/or their respective affiliates will face a conflict in evaluating such portfolio managers.  Moreover, as a result of certain relationships, the Adviser, the Sub-Adviser, and their respective affiliates may take actions with respect to an Investment Fund, such as making a margin call, that adversely affect such Investment Fund and, therefore, the Fund.

The officers or employees of the Adviser, the Sub-Adviser, Investment Managers acting as sub-advisers, and/or their respective affiliates will be engaged in substantial activities other than on behalf of the Fund and may have conflicts of interest in allocating their time and activity among the Fund and Adviser Clients.  The Adviser, the Sub-Adviser, Investment Managers acting as sub-advisers, and/or their respective affiliates, and their officers and employees, will devote so much of their time to the affairs of the Fund as in their judgment is necessary and appropriate.

The proprietary activities or portfolio strategies of the Adviser and its affiliates, and the activities or strategies used for accounts managed by the Adviser, the Sub-Adviser, Investment Managers acting as sub-advisers, and/or their respective affiliates for themselves or other Adviser Clients, could conflict with the transactions and strategies employed by an Investment Manager and affect the prices and availability of the securities and instruments in which the Investment Manager invests.  Issuers of securities held by the Fund, an Investment Manager and an Investment Fund may have publicly or privately traded securities in which the Adviser, the Sub-Adviser, Investment Managers acting as sub-advisers, and/or their respective affiliates are investors or make a market.  The trading activities of Adviser, the Sub-Adviser, and their respective affiliates generally are carried out without reference to positions held directly or indirectly by the Fund, the Investment Managers or the Investment Funds and may have an effect on the value of the positions so held, or may result in Adviser and its affiliates having interests or positions adverse to that of the Fund or the Investment Funds.  Conflicts of interest may arise from the fact that the Investment Managers and their affiliates generally will be carrying on substantial investment activities

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for other clients, including other investment funds, in which the Fund will have no interest.  The Investment Managers may have financial incentives to favor certain of such accounts over the Investment Funds.  Any of their proprietary accounts and other customer accounts may compete with the Fund for specific trades, or may hold positions opposite to positions maintained on behalf of the Fund.  The Investment Managers may give advice and recommend securities to, or buy or sell securities for, an Investment Fund or managed account in which the Fund’s assets are invested, which advice or securities may differ from advice given to, or securities recommended or bought or sold for, other accounts and customers even though their investment objectives may be the same as, or similar to, those of the Fund.

BNY Mellon Distributors Inc. (the “Distributor”) serves as the Fund’s “statutory underwriter,” within the meaning of the Securities Act, and facilitates the distribution of the Shares.  The Distributor may engage, at the behest of the Fund, one or more sub-distributors to sell Shares or to otherwise facilitate the distribution of the Shares by entering into agreements with other financial intermediaries, including third party securities dealers.  The Fund and the Distributor have engaged Advisors Asset Management Inc. (the “Sub-Distributor”) to act as a sub-distributor of the Shares, together with any other broker or dealer contracted to sell shares as part of the selling group (each such broker or dealer, a “Selling Agent,” and collectively “Selling Agents”).  The Adviser intends to compensate the Distributor and the Sub-Distributor’s or their respective affiliates’ financial advisors, as well as third party securities dealers and other industry professionals, for their ongoing servicing of clients with whom they have placed Shares of the Fund and such compensation will be based upon a formula that takes into account the amount of client assets being serviced as well as the investment results attributable to the clients’ assets in the Fund.  Additionally, these entities, at their discretion, may charge investors placement fees based on the purchase price of Fund Shares being purchased.  See “Plan of Distribution” in the Fund’s prospectus.

The Distributor, the Sub-Distributor and/or any Selling Agents or their respective affiliates may provide brokerage, placement, investment banking and other financial or advisory services from time to time to one or more accounts or entities managed by the Investment Managers or their affiliates, including the Investment Funds, and receive compensation for providing these services.  These relationships could preclude the Fund from engaging in certain transactions and could constrain the Fund’s investment flexibility.  (All Investment Funds and other accounts managed by the Investment Managers or their affiliates, excluding the Fund, are referred to collectively as the “Investment Manager Accounts”).

The Adviser, the Sub-Adviser, the Investment Managers acting as sub-advisers, and/or their respective affiliates or Adviser Clients may have an interest in an account or investment vehicle managed by, or enter into relationships with, an Investment Manager or its affiliates on terms different, and potentially more favorable, than an interest in the Fund.  In addition, the Investment Managers may receive research products and services in connection with the brokerage services that the Adviser, the Sub-Adviser, the Investment Managers acting as sub-advisers, and/or their respective affiliates may provide from time to time to one or more Investment Manager Accounts or to the Fund.

Investment Manager Conflicts

Conflicts of interest may arise from the fact that the Investment Managers and their affiliates generally will be carrying on substantial investment activities for Investment Manager Accounts, in which the Fund will have no interest. The Investment Managers may have financial incentives to favor certain of such Investment Manager Accounts over the Fund. Any of these Investment Manager Accounts may compete with the Fund for specific trades or may hold positions opposite to positions maintained on behalf of the Fund. The Investment Managers may give advice and recommend securities to, or buy or sell securities for, the Fund, which advice or securities may differ from advice given to, or securities recommended or bought or sold for, Investment Manager Accounts even though their investment objectives may be the same as, or similar to, those of the Fund. For additional information regarding conflicts of Investment Managers, see “Conflicts of Interest” in the Prospectus.

Each Investment Manager will evaluate a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund and accounts under management at a particular time. Because these considerations may differ, the investment activities of the Fund, on

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the one hand, and other managed accounts, on the other hand, may differ considerably from time to time. In addition, the fees and expenses of the Fund may differ from those of the other managed accounts. Accordingly, prospective investors in the Fund should note that the future performance of the Fund and its Investment Manager’s other accounts will vary.

The Investment Managers may trade for accounts other than the Fund and may have an incentive to favor certain of those accounts over the Fund as they may have proprietary investments in those accounts or receive greater compensation for managing them than they do for managing the Fund’s trading.

TAX ASPECTS

The following is a summary of certain U.S. federal income tax considerations relevant to the acquisition, holding and disposition of Shares.  This discussion offers only a brief outline of the federal income tax consequences of investing in the Fund and is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive.  The discussion is limited to persons who hold their Shares as capital assets for federal income tax purposes.  This summary does not address all of the federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws.  No ruling has been or will be obtained from the Internal Revenue Service (“IRS”) regarding any matter relating to the Shares.  No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below.  The discussion set forth herein does not constitute tax advice.  Shareholders must consult their own tax advisers as to the federal income tax consequences of the acquisition, holding and disposition of Shares of the Fund, as well as the effects of state, local and non-U.S. tax laws.

The Adviser expects that the Fund will qualify for treatment as a regulated investment company (“RIC”) under the Code.

To qualify as a RIC, the Fund must, among other things: (a) derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in “qualified publicly-traded partnerships” (as defined in the Code) (all such income items, “qualifying income”); and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or one or more “qualified publicly-traded partnerships” (as defined in the Code).

For the purpose of determining whether the Fund satisfies the 90% qualifying income requirement, the character of the Fund’s distributive share of items of income, gain and loss derived through Investment Funds that are properly treated as partnerships for U.S. federal income tax purposes (other than certain publicly-traded partnerships) generally will be determined as if the Fund realized such items directly in the same manner as realized by such Investment Funds.  Similarly, for the purpose of the asset diversification requirement in order to qualify as a RIC, the Fund will “look through” to the assets held by such Investment Funds.

If before the end of any quarter of its taxable year, the Fund believes that it may fail the asset diversification requirement necessary to qualify as a RIC, the Fund may seek to take certain actions to avert such a failure.  However, the action frequently taken by RICs to avert such a failure, the disposition of non-diversified assets, may be difficult for the Fund to pursue because the Fund may redeem its interest in an Investment Fund only at certain times specified by the governing documents of each respective Investment Fund.  While relevant tax

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provisions afford the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund’s ability to effect a redemption from an Investment Fund referred to above may limit utilization of this cure period.

As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses, but determined without regard to the deduction for dividends paid) and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders, provided that it distributes at least 90% of the sum of its investment company taxable income and any net tax-exempt income for such taxable year.  The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income, net tax-exempt income, and net capital gains.  Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement, described below, are subject to a nondeductible 4% excise tax.  To prevent imposition of the excise tax, the Fund generally must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses), generally determined on a calendar year basis, (2) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses), generally determined for the one-year period ending on October 31 of the calendar year (or for the Fund’s taxable year, if the Fund so elects).  In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year.  To prevent the application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

If the Fund does not qualify as a RIC, it will be treated for tax purposes as an ordinary corporation.  In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to shareholders.  In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund’s current and accumulated earnings and profits.

The Fund will ordinarily declare and pay dividends from its net investment income and distribute net realized capital gains, if any, once a year.  The Fund, however, may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the Investment Company Act.

Dividends from net investment income and net short-term capital gain generally will be taxable as ordinary income (which generally cannot be offset with capital losses from other sources).  Due to the nature of the Fund’s investments, dividends paid by the Fund generally will not be eligible for the dividends received deduction ordinarily available to corporate shareholders of U.S. corporations.  Similarly, dividends paid by the Fund generally will not be eligible for treatment as “qualified dividend income,” which is subject to preferential tax at rates in the hands of the shareholders that are individuals.  Distributions of net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) that are properly designated by the Fund as “capital gain dividends” will be taxable as long-term capital gain, regardless of how long Shares have been held by the shareholder.  The tax treatment of dividends and capital gain distributions will be the same whether you take them in cash or reinvest them to buy additional Shares.  Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of (and in reduction of) the tax basis in your Shares and any such amount in excess of your tax basis will be treated as gain from the sale of Shares, as discussed below.

The tax treatment of dividends and capital gain distributions will be the same whether you take them in cash or reinvest them to buy additional Shares.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained.  In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each shareholder received a distribution of his or her pro rata share of such gain, with the result that each shareholder will (i) be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, (ii) receive a refundable tax credit for his or her pro

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rata share of tax paid by the Fund on the gain, and (iii) increase the tax basis for his or her Shares by an amount equal to the deemed distribution less the tax credit.

As discussed in the Fund’s prospectus, a loss realized upon the sale or repurchase of Shares that have been held for six months or less will be treated as long-term capital loss to the extent it offsets any long-term capital gain distributions received or deemed received in respect of those Shares.  See “Taxes — Income from Repurchases and Transfer of Shares” in the Fund’s prospectus.

For taxable years beginning after December 31, 2012, recently enacted legislation will generally impose a tax on the net investment income of certain individuals and on the undistributed net investment income of certain estates and trusts.  For these purposes, “net investment income” will generally include, among other things, dividends (including dividends paid with respect to the Fund’s Shares to the extent paid out of the Fund’s current or accumulated earnings and profits as determined under U.S. federal income tax principles) and net gain attributable to the disposition of property not held in a trade or business (which could include net gain from the sale, exchange or other taxable disposition of Shares), but will be reduced by any deductions properly allocable to such income or net gain.  Shareholders are advised to consult their own tax advisors regarding the additional taxation of net investment income.

There is a possibility that the Fund may from time to time be considered under the Code to be a nonpublicly offered regulated investment company.  Under Temporary regulations, certain expenses of nonpublicly offered regulated investment companies, including an investment management fee (as described in the Prospectus as the “Investment Management Fee”), may not be deductible by certain shareholders, generally including individuals and entities that compute their taxable income in the same manner as individuals (thus, for example, a qualified pension plan would not be subject to this rule).  Such a shareholder’s pro rata portion of the affected expenses will be treated as an additional dividend to the shareholder and will be deductible by the shareholder, subject to the 2% “floor” on miscellaneous itemized deductions and other limitations on itemized deductions set forth in the Code.  A “nonpublicly offered regulated investment company” is a RIC whose shares are neither (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market, nor (iii) held by at least 500 persons at all times during the taxable year.

The Fund intends to invest in Investment Funds that, as indicated previously, may be classified as partnerships for U.S. federal income tax purposes.  An entity that is properly classified as a partnership (and not an association or publicly-traded partnership taxable as a corporation) is not itself subject to federal income tax.  Instead, each partner of the partnership is required to take into account its distributive share of the partnership’s net capital gain or loss, net short-term capital gain or loss, and its other items of ordinary income or loss (including all items of income, gain, loss and deduction allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner’s taxable year.  Each such item will have the same character to a partner, and will generally have the same source (either United States or foreign), as though the partner realized the item directly.  Partners of a partnership must report these items regardless of the extent to which, or whether, the partnership or the partners receive cash distributions for such taxable year.  Accordingly, the Fund may be required to recognize items of taxable income and gain prior to the time that any corresponding cash distributions are made to or by certain Investment Funds (including in circumstances where investments by the Investment Funds, such as investments in debt instruments with “original issue discount,” generate income prior to a corresponding receipt of cash).  In such case, the Fund may have to dispose of assets, including interests in Investment Funds that it might otherwise have continued to hold in order to generate cash to satisfy the RIC distribution requirements.  Similarly, the Fund may have to dispose of interests in Investment Funds that it would otherwise have continued to hold, or devise other methods of cure, to the extent certain Investment Funds earn income of a type that is not consistent with the RIC 90% qualified income requirement or holds assets that could cause the Fund not to satisfy the RIC asset diversification requirements.

UNLESS OTHERWISE INDICATED, REFERENCES IN THIS DISCUSSION TO THE TAX CONSEQUENCES OF FUND INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE THE DIRECT INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF THE FUND, AND THOSE INDIRECTLY ATTRIBUTABLE TO THE FUND AS A RESULT OF ITS EQUITY INVESTMENT IN AN

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INVESTMENT FUND THAT IS PROPERLY CLASSIFIED AS A PARTNERSHIP (AND NOT AN ASSOCIATION OR PUBLICLY-TRADED PARTNERSHIP TAXABLE AS A CORPORATION).

Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses.  However, a portion of the gain or loss realized from the disposition of foreign currencies (including foreign currency denominated bank deposits) and non-U.S. dollar denominated securities (including debt instruments and certain futures or forward contracts and options) may be treated as ordinary income or loss.  Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such receivables are collected or the time that the liabilities are paid may be treated as ordinary income or loss.  In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income.  Finally, all or a portion of the gain realized from engaging in “conversion transactions” (generally including certain transactions designed to convert ordinary income into capital gain) may be treated as ordinary income.

The Fund intends to purchase shares in non-U.S. Investment Funds, which may be treated as passive foreign investment companies (“PFICs”).  The Fund may be subject to U.S. federal income tax, at ordinary income rates, on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders.  Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.  If the Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), then the Fund would be required, in lieu of the foregoing requirements, to include in income each year a portion of the QEF’s ordinary earnings and net capital gain (at ordinary income and capital gains rates, respectively), even if not distributed to the Fund.  If the QEF incurs losses for a taxable year, these losses will not pass through to the Fund and, accordingly, cannot offset other income and/or gains of the Fund.  The Fund may not be able to make the QEF election with respect to many PFICs because of certain requirements that the PFICs would have to satisfy.  Alternatively, the Fund, in certain cases, could elect to mark-to-market at the end of each taxable year its shares in a PFIC.  In this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value, to the extent it did not exceed prior increases in income.  Under either election, the Fund might be required to recognize income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during the applicable year and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above).  Dividends paid by PFICs will not be treated as “qualified dividend income.”

The Fund’s investment in non-U.S. stocks or securities may be subject to withholding and other taxes imposed by countries outside the United States.  In that case, the Fund’s yield on those stocks or securities would be decreased.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.  If more than 50% of the Fund’s assets at year-end consists of the stock or securities of foreign corporations, the Fund may elect to permit its shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign stock or securities the Fund has held for at least the minimum period specified in the Code.  In such a case, shareholders of the Fund will include in gross income from foreign sources their pro rata shares of such taxes.  The Fund does not expect to meet the requirements to make the election described above in respect of the treatment of foreign taxes.

The Fund may be required to apply a U.S. “backup withholding” tax to taxable dividends and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers (“TINs”) or who otherwise fail to make required certifications, or if the Fund or a shareholder has been notified by the IRS that such shareholder is subject to backup withholding.  Certain shareholders specified in the Code and the Treasury regulations promulgated thereunder are exempt from backup withholding, but may be required to demonstrate their exempt status.  Backup withholding is not an additional tax.  Any amounts withheld will be allowed as a refund or a credit against the shareholder’s federal income tax liability if the appropriate information is provided to the IRS.  Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the IRS.

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Tax-Exempt Shareholders

A tax-exempt shareholder could realize Unrelated Business Taxable Income (“UBTI”) by virtue of its investment in Shares of the Fund if those Shares constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code.  A tax-exempt shareholder may also recognize UBTI if the Fund were to recognize “excess inclusion income” derived from direct or indirect investments in residual interests in real estate mortgage investment conduits or taxable mortgage pools.  If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

Foreign Shareholders

U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, or a foreign corporation (“foreign shareholder”) as defined in the Code, depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

Income Not Effectively Connected.  If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any “excess inclusion income” allocated to the shareholders), which tax is generally withheld from such distributions.  Capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the foreign shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.  However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% tax.  In the case of a foreign shareholder, the Fund may be required to withhold U.S. income tax on distributions of net capital gain unless the foreign shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption (generally by providing a U.S. Tax Form W-8BEN).

If the Fund is a “U.S. real property holding corporation,” or would be but for the operation of certain exclusions, distributions by the Fund that are both attributable to gains from “U.S. real property interests” and realized on account of certain capital gain dividends from REITs, will generally cause the foreign shareholder to be treated as recognizing such gain as income effectively connected to a trade or business within the United States (subject to the rules described below for effectively connected income).  Generally, the Fund is required to withhold at a 35% rate on a distribution to a foreign shareholder attributable to such gains, and such a distribution may subject a foreign shareholder to a U.S. tax filing obligation and may create a branch profits tax liability for foreign corporate shareholders.  Under a de minimis exception to the rule described above, if a foreign shareholder has not held more than 5% of the Fund’s Shares at any time during the one-year period ending on the date of the distribution, the foreign shareholder is not treated as receiving a distribution attributable to gains from U.S. real property interests derived through REITs, but is, instead, treated as receiving an ordinary distribution subject to U.S. tax at the rate of 30% (or lower treaty rate).

Any gain that a foreign shareholder realizes upon the sale or exchange of Shares will ordinarily be exempt from U.S. tax unless (i) in the case of a shareholder that is a nonresident alien individual, the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or (ii) at any time during the shorter of the period during which the foreign shareholder held such Shares and the five-year period ending on the date of the disposition of those Shares, the Fund was a U.S. real property holding corporation and the foreign shareholder actually or constructively held more than 5% of the Fund’s Shares.  In the latter event the gain would be subject to withholding tax and otherwise taxed in the same manner as for a U.S. shareholder, as discussed herein and in the prospectus.  A corporation is a “U.S. real property holding corporation” if the fair market value of its U.S. real property interests equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business.  In the case of the Fund, U.S. real property interests include

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interests in stock in U.S. real property holding corporations (other than stock of a REIT controlled by U.S. persons and holdings of 5% or less in the stock of publicly-traded U.S. real property holding corporations) and certain participating debt securities.

Foreign shareholders that engage in certain “wash sale” and/or substitute dividend payment transactions the effect of which is to avoid the receipt of distributions from the Fund that would be treated as gain effectively connected with a United States trade or business may be treated as having received such distributions.  All shareholders of the Fund should consult their tax advisors regarding the application of the foregoing rule.

Income Effectively Connected.  If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains, and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations.  Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein.

Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

The Hiring Incentives to Restore Employment Act

Under the Hiring Incentives to Restore Employment (HIRE) Act, enacted March 18, 2010, that is generally effective in respect of payments made after December 31, 2012, certain payments of U.S. source interest, dividends, and other fixed or determinable annual or periodical gains, profits and income, as well as gross proceeds from the sale or disposition of property of a type that can produce U.S. source dividends or interest (all such payments, “withholdable payments”), which are made to a “foreign financial institution,” and which term may include certain foreign shareholders, may be subject to a 30% withholding tax, if the foreign financial institution does not, among other things, comply, under an agreement with the Secretary of the U.S. Treasury or his/her delegate, with prescribed due diligence requirements necessary to determine which of its accounts (including equity interests in the foreign financial institution) are held by specified United States persons or United States owned foreign entities (such accounts, “United States accounts”), and prescribed reporting requirements in respect of its United States accounts.  Further, a 30% withholding tax may apply in respect of payments by a foreign financial institution to certain account holders that do not comply with reasonable information requests aimed at enabling the foreign financial institution to identify its United States accounts and meet applicable reporting obligations.  The legislation further imposes a 30% withholding tax on certain payments to non-financial foreign entities.  The scope of this new legislation is not entirely clear and no assurance can be given that some or all of the income of the Fund or any Investment Fund, and/or certain of the Fund’s shareholders will not be subject to any of the new withholding taxes or that information will not be required to be reported to the IRS in respect of a shareholder’s interest in the Fund.  To comply with the requirements of the new legislation, the Fund may, in appropriate circumstances, require shareholders to provide information and tax documentation regarding their direct and indirect owners.

The new legislation also imposes information reporting requirements on individuals (and, to the extent provided in future regulations, certain domestic entities) that hold any interest in a “specified foreign financial asset” if the aggregate value of all such assets held by such individual exceeds $50,000.  Significant penalties can apply upon a failure to make the required disclosure and in respect of understatements of tax attributable to undisclosed foreign financial assets.  This information reporting requirement is generally applicable for taxable years beginning after March 18, 2010.  The scope of this reporting requirement is not entirely clear and all shareholders should consult their own tax advisers as to whether reporting may be required in respect of their indirect interests in certain investments of the Fund.

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Possible Legislative Changes

The tax consequences described herein may be affected (possibly with retroactive effect) by various legislative bills and proposals that have been, and in the future may be, initiated in Congress.  For example, several provisions of the Code relating to the taxation of RICs and their foreign shareholders expired at the end of 2009, and it is possible that those provisions could be legislatively extended, with potential retroactive applications to the beginning of 2010.  Similarly, several preferential tax provisions discussed herein (including the taxation to individuals of qualified dividend income at capital gains rates, as well as certain preferential tax rates) are set to expire at the end of 2010, but may, through legislative action be extended or otherwise modified.  It is not possible to predict at this time the extent to which any bills and/or proposals before Congress will be enacted and signed into law, and, if enacted, what their final form and effective dates will be.  In addition, other bills and proposals could be enacted that would change the tax consequences described herein of an investment in the Fund.  Prospective investors should consult their own tax advisers regarding the status of proposed legislation and the effect, if any, on their investment in the Fund.

Other Taxation

Fund shareholders should consult their own tax advisers regarding the state, local and foreign tax consequences of an investment in Shares and the particular tax consequences to them of an investment in the Fund.

BROKERAGE

Each Investment Manager is directly responsible for the execution of its portfolio investment transactions and the allocation of brokerage.  Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions.  On the great majority of foreign stock exchanges, commissions are fixed.  No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.  An Investment Manager may not pay the lowest available commissions or mark-ups or mark-downs on securities transactions.

To the extent Investment Managers are engaged to manage the Fund’s assets, the following paragraphs will be relevant:

In executing transactions on behalf of its Investment Fund, each Investment Manager will seek to obtain the best execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, and in the case of transactions effected by the Investment Manager with unaffiliated brokers, the firm’s risk in positioning a block of securities.  Although each Investment Manager generally will seek reasonably competitive commission rates, an Investment Manager will not necessarily pay the lowest commission available on each transaction.  The Investment Managers will have no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities.

Following the principle of seeking best execution, an Investment Manager may place brokerage business on behalf of the Fund with brokers that provide the Investment Manager and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.  The expenses of the Investment Manager are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Investment Manager or its affiliates in providing services to clients other than the Investment Fund.  In addition, not all of the supplemental information is used by the Investment Manager in connection with the Investment Fund.  Conversely, the information provided to the Investment Manager by brokers and dealers through which other clients of the Investment Manager and its affiliates effect securities transactions may be useful to the Investment Manager in providing services to the Investment Fund.

Each Investment Manager may execute portfolio brokerage transactions through its affiliates and affiliates of the Adviser, in each case subject to compliance with the Investment Company Act.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL

Grant Thornton LLP, 175 West Jackson Blvd Chicago, IL 60604, serves as the independent registered public accounting firm of the Fund.

Winston & Strawn LLP, 200 Park Avenue, New York, New York 10166, acts as legal counsel to the Fund.

CUSTODIAN

Bank of New York Mellon (the “Custodian”) serves as the primary custodian of the assets of the Fund and the Investment Funds managed by the Investment Managers, and may maintain custody of such assets with domestic and foreign sub-custodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Board.  Assets of the Fund and Investment Funds are not held by the Adviser or Investment Managers, respectively, or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian.  The Custodian’s principal business address is 8800 Tinicum Boulevard, Suite 200, Philadelphia, Pennsylvania 19153.

FINANCIAL STATEMENTS

[To be filed by amendment]

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PART C.  OTHER INFORMATION

Financial Statements and Exhibits.

1.	Financial Statements:

		Part A:	Financial Highlights(2)

		Part B:	Report of Independent Registered Public Accounting Firm, Statement of Assets and Liabilities, Notes to Financial Statements(2)

2.	Exhibits:

	a.	Certificate of Formation (1)

	b.	Amended and Restated Limited Liability Company Agreement(2)

	d.	Proxy Voting Policy(2)

	e.	Dividend Reinvestment Plan(2)

	g.	(1) Form of Investment Management Agreement(1)
(2) Form of Investment Sub-Advisory Agreement(1)

	h.	(1) Form of Underwriting Agreement(1)
(2) Form of Distribution Agreement(1)
(3) Form of Selected Dealer Agreement(2)

	j.	(1) Form of Custody Agreement(2)

	k.	(1) Form of Administration, Accounting and Investor Services Agreement(2)
(2) Form of Investor Certificate (included as Appendix A to the Fund’s Prospectus) (2)

	l.	Opinion and Consent of Winston & Strawn LLP(2)

	n.	Consent of Independent Registered Public Accounting Firm(2)

	r.	Joint Code of Ethics of the Adviser and the Fund(2)

(1)                                  Previously filed.

(2)                                  To be filed by amendment.

Marketing Arrangements:  See the Underwriting Agreement, to be filed by amendment.

Other Expenses of Issuance and Distribution: *

Registration fees	$87,075
Legal fees	[	]
FINRA fees	$75,500
Blue Sky fees	[	]
Accounting fees	[	]
Printing	[	]
Miscellaneous	[	]
	[	]
Total	[	]

1

Persons Controlled by or Under Common Control with Registrant:  None.

Number of Holders of Securities as of                      , 2011: *

Title of Class                                                      Number of Recordholders

Indemnification: *

Business and Other Connections of Investment Adviser: *

*              To be completed by amendment.

Location of Accounts and Records:

BNY Mellon maintains certain required accounting-related and financial books and records of the Registrant at 400 Bellevue Parkway, Wilmington, Delaware 19809.  All other required books and records are maintained by the Adviser at 7100 E Belleview Ave, Suite 306, Greenwood Village, Colorado 80111-1632.

Item 33.  Management Services:  Not applicable.

Undertakings:

I.              The Registrant undertakes to suspend this offering of Shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the NAV of the Fund declines more than 10% from its NAV as of the effective date of the registration statement or (2) the NAV of the Fund increases to an amount greater than its net proceeds as stated in the Prospectus.

II.            The Registrant undertakes that:

(a)                                  For purposes of determining any liability under the Securities Act, as amended (the “Securities Act”), the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(b)                                 For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and this offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

III.                                 The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, the Registrant’s

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statement of additional information.

IV.                                 The Registrant undertakes to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1)                                  To include any prospectus required by Section 10(a)(3) of the Securities Act;

(2)                                  To reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3)                                  To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

V.                                     The Registrant undertakes that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and this offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

VI.                                 The Registrant undertakes to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of this offering.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Greenwood Village, State of Colorado, on the 11th day of July, 2011.

VERSUS GLOBAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

By:	/s/ Mark D. Quam
Name:	Mark D. Quam
Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on July 11, 2011.

Name:	Title:

/s/ Mark D. Quam
Mark D. Quam	Director and Principal Executive Officer

/s/ William R. Fuhs, Jr.
William R. Fuhs, Jr.	Director and Principal Financial Officer

Casey Frazier	Director

/s/ Jeffrey A. Jones
Jeffrey A. Jones	Director

/s/ Richard J. McCready
Richard J. McCready	Director

Matthew T. Murphy	Director

Paul E. Sveen	Director

/s/ John Gordon
John Gordon	Principal Accounting Officer

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